UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Trinseo PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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Trinseo PLC
REGISTERED OFFICE:
Riverside One
Sir John Rogerson’s Quay
Dublin 2
Dublin, Ireland
D02 X576
PRINCIPAL PLACE OF BUSINESS:
1000 Chesterbrook Boulevard, Suite 300
Berwyn, PA 19312 USA
April [  ], 2021
Dear Shareholder:
We cordially invite you to attend our 2022 annual general meeting of shareholders (the “Annual Meeting”) to be held on Tuesday, June 14, 2022 at 12:00 p.m. (local time) at the InterContinental Dublin, located at Simmonscourt Road, Ballsbridge, Dublin, D04 A9K8. Further details regarding admission to the Annual Meeting as well as the business to be conducted at the meeting are more fully described in the accompanying materials.
In addition to the typical proposals to be voted on at our Annual Meeting, we are submitting to our shareholders for approval three proposals related to the cross-border merger transaction that was approved by shareholders at last year’s annual general meeting of Trinseo S.A., our former publicly traded parent. These three proposals are being made in response to advisory proposals which did not receive majority support from shareholders. In addition, we have included a proposal related to the reissuance of treasury shares, as well as a proposal asking shareholders to approve amendments to our Amended & Restated 2014 Omnibus Incentive Plan, which we believe are necessary to continue to grant incentive awards to our employees.
We describe in detail the actions we expect to take in the attached Notice of the 2022 Annual General Meeting of Shareholders and proxy statement. We have also made available a copy of our Annual Report on Form 10-K for our fiscal year ended December 31, 2021. We encourage you to read the Form 10-K, which includes information on our operations and products, as well as our audited financial statements.
As in previous years, we will be using the “Notice and Access” method of providing proxy materials to shareholders via the Internet. We believe that this process provides shareholders with a convenient and quick way to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. We will mail to most of our shareholders a Notice of Internet Availability of Proxy Materials for the Annual Meeting containing instructions on how to access our proxy statement and Annual Report and vote electronically via the Internet. Each notice will also contain instructions on how to receive a paper copy of the proxy materials. All shareholders who do not receive a notice will receive a paper copy of the proxy materials by mail or an electronic copy of the proxy materials by email.
Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting, we encourage you to consider the matters presented in the proxy statement and vote as soon as possible. Instructions for Internet and telephone voting are included with the Notice of Internet Availability of Trinseo’s Proxy Materials for the Annual Meeting. If you prefer, you can request to receive proxy materials by mail, including a proxy card, and vote by mail by completing and signing the enclosed proxy card and returning it in the envelope provided.
Sincerely yours,
Frank A. Bozich
President and Chief Executive Officer

Trinseo PLC
Annual General Meeting of Shareholders
InterContinental Dublin
Simmonscourt Road
Ballsbridge, Dublin, D04 A9K8
June 14, 2022
12:00 p.m. I.S.T.
Trinseo PLC
REGISTERED OFFICE:
Riverside One
Sir John Rogerson’s Quay
Dublin 2
Dublin, Ireland
D02 X576
Principal executive offices of Trinseo PLC
1000 Chesterbrook Boulevard, Suite 300
Berwyn, Pennsylvania 19312 USA
+1 610-240-3200
NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
To the Shareholders of Trinseo PLC:
Notice is hereby given that an annual general meeting of shareholders (the “Annual Meeting”) of Trinseo PLC (“we,” “Trinseo” or the “Company”) will be held on Tuesday, June 14, 2022, at 12:00 p.m. Irish Standard Time, at the InterContinental Dublin, located at Simmonscourt Road, Ballsbridge, Dublin, D04 A9K8, for the purposes described below and in further detail in the proxy statement accompanying this notice:
1.
To elect, by separate resolutions, thirteen (13) directors specifically named in the proxy statement, each to serve for a term of one year expiring at the 2023 annual general meeting;

2.
To approve, on an advisory basis, the compensation paid by the Company to its named executive officers;

3.
To ratify, by non-binding advisory vote, the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the year ending December 31, 2022 and to authorize, by binding vote, the Audit Committee of the Company’s Board of Directors (the “Board”) to set the auditors’ remuneration;

4.
To approve a proposal to grant the Board authority to issue shares under Irish law;

5.
To approve a proposal to grant the Board authority to opt out of statutory pre-emption rights, with respect to up to a maximum of 10% of issued ordinary share capital, under Irish law;

6.
To approve amendments to the Memorandum and Articles of Association of Trinseo PLC (the “Constitution”) to remove the existing authorized class of preferred shares;

7.
To set the price range for the Company’s re-issuance of treasury shares;

8.
To approve an amendment and restatement of the Company’s Omnibus Incentive Plan; and

9.
Transacting any other business that may properly come before the Annual Meeting.

All shareholders of record at the close of business on April 20, 2022 (the record date for the Annual Meeting) may attend.
Beneficial shareholders who held their shares through a broker, bank or other nominee on the record date for the Annual Meeting (“beneficial holders”), who wish to attend the Annual Meeting, must register by going to the Company’s voting website, proxyvote.com, entering their 16-digit control number found on their proxy card or in their Annual Meeting materials, and clicking on the box labeled “Register for Meeting.” Beneficial holders who wish to vote their shares by proxy during the Annual Meeting must obtain a legal proxy, executed in their favor, from their broker, bank or other nominee. Shareholders of record who wish to attend the Annual Meeting are also encouraged to register to attend on proxyvote.com, and may vote their shares during the Annual Meeting.
Proposals 1, 2, 3, 4, and 8 are ordinary resolutions requiring either approval of a majority of the votes cast in person or by proxy at the Annual Meeting, or requiring advisory approval by shareholders which advisory approval will be taken into consideration by the Board. Proposals 5, 6 and 7 are special resolutions requiring approval of at least seventy-five percent (75%) of the votes cast in person or by proxy at the Annual Meeting.

Our Irish statutory financial statements for the fiscal year ended December 31, 2021, including the reports of the directors and statutory auditors thereon, will be presented at the annual general meeting. There is no requirement under Irish law that such statements be approved by the shareholders and no such approval will be sought at the annual general meeting. Our Irish statutory financial statements will be available on our website at investor.trinseo.com/home/financials, under “2021 Financial Statements,” shortly after the date of this proxy statement, but no later than May 24, 2021.
It is expected that the Notice of Annual Meeting and this proxy statement will first be available to shareholders on or about April 28, 2022. On or before April 28, 2022, the Company will also begin mailing a Notice of Internet Availability of Trinseo’s Proxy Materials to shareholders informing them that this proxy statement and voting instructions are available online. As more fully described in that Notice, all shareholders may choose to access proxy materials on the Internet or may request to receive paper copies of the proxy materials.
Shareholders of record at the close of business on April 20, 2022 are entitled to notice of, and entitled to vote at, the Annual Meeting and any adjournments or postponements thereof. Whether or not you expect to attend the Annual Meeting, please complete, sign, date, and promptly return the enclosed proxy card in the envelope that we or your bank or brokerage firm have provided. Your prompt response will ensure that your ordinary shares of Trinseo PLC are represented at the Annual Meeting. You can change your vote and revoke your proxy by following the procedures described in this proxy statement.
By Order of the Board of Directors
Angelo N. Chaclas
Senior Vice President, Chief Legal Officer,
Chief Compliance Officer and Corporate Secretary
April [  ], 2022
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting To Be Held on June 14, 2022: our proxy statement is attached. Financial and other information concerning Trinseo is contained in our Annual Report to shareholders for the fiscal year ended December 31, 2021. The proxy statement and our fiscal 2021 Annual Report to shareholders are available on the Investor Relations section of our website at investor.trinseo.com. Additionally, you may access our proxy materials at proxyvote.com, a site that does not have “cookies” that identify visitors to the site.

Proxy Statement
The Board of Trinseo PLC solicits your proxy for the Annual Meeting to be held on June 14, 2022, and at any adjournments or postponements of the Annual Meeting, for the purposes set forth in the Notice of the Annual Meeting of Shareholders included in this proxy statement. As used in this proxy statement, the terms “we,” “us,” “our” “Company” or “Trinseo” refer to Trinseo PLC. Proxy materials, including this proxy statement and the Annual Report for our fiscal year ended December 31, 2021 (“fiscal 2021”) are being first provided to shareholders on or before April 28, 2022. Our registered address is Riverside One, Sir John Rogerson’s Quay, Dublin 2, Dublin, Ireland, D02 X576.

1       2022 Proxy Statement

Questions and Answers about the Annual Meeting and the Proxy Materials
Questions and Answers about the Annual Meeting and the Proxy Materials
When and where will the Annual Meeting be held?

We will hold the Annual Meeting at 12:00 p.m., Irish Standard Time, on Tuesday, June 14, 2022 at the InterContinental Dublin, located at Simmonscourt Road, Ballsbridge, Dublin, D04 A9K8.
Beneficial shareholders who held their shares through a broker, bank or other nominee on the record date for the Annual Meeting, who wish to attend the Annual Meeting, must register by going to the Company’s voting website, proxyvote.com, entering their 16-digit control number found on their proxy card or in their Annual Meeting materials, and clicking on the box labeled “Register for Meeting.” Shareholders of record, who hold their shares through the Company’s transfer agent, and who wish to attend the Annual Meeting are also encouraged to register to attend on proxyvote.com.
We continue to monitor developments relating to COVID-19 and the protocols imposed by Ireland and the U.S. that may impact our ability to travel to our Annual Meeting or hold our Annual Meeting in person. In the event it is not possible or advisable to hold the Annual Meeting in person, we will announce alternative arrangements for participation at the meeting. Details will be posted in the “Investor Relations” section of our website, investor.trinseo.com, and filed with the Securities and Exchange Commission in advance of the Annual Meeting.
Why did I receive a notice in the mail regarding Internet availability of proxy materials instead of a full set of proxy materials?

We provide access to our proxy materials over the Internet. On or about April 28, 2022 we commenced mailing of a Notice of Internet Availability of Proxy Materials to our shareholders of record and beneficial owners. The Notice explains how to access the proxy materials on the Internet and how to vote your proxy for the Annual Meeting.
If you received the Notice by mail and would like to receive a printed copy of our proxy materials, please follow the instructions for requesting printed materials included in the Notice.
What will shareholders vote on at the Annual Meeting?

Shareholders will be asked to vote:
1.
To elect, by separate resolutions, thirteen (13) directors specifically named in the proxy statement, each to serve for a term of one year;

2.
To approve, on an advisory basis, the compensation paid by the Company to its named executive officers;

3.
To ratify, by non-binding advisory vote, the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 and to authorize, by binding vote, the Audit Committee of the Board to set its auditors’ remuneration;

4.
To approve a proposal to grant the Board authority to issue shares under Irish law;

5.
To approve a proposal to grant the Board authority to opt out of statutory pre-emption rights, with respect to up to a maximum of 10% of our issued ordinary share capital, under Irish law;

6.
To approve amendments to our Constitution to remove the existing authorized class of preferred shares;

7.
To set the price range for the Company’s re-issuance of treasury shares;

8.
To approve an amendment and restatement of the Company’s Omnibus Incentive Plan;

9.
To approve transacting any other business that may properly come before the Annual Meeting.

We do not expect any other matters to be presented at the Annual Meeting. If other matters are properly presented for voting, the persons named as proxies will vote in accordance with their best judgment on those matters.
Who is entitled to vote at the Annual Meeting?

Shareholders of record as of the close of business on April 20, 2022 are entitled to vote at the Annual Meeting. On that date, there were [           ] of our ordinary shares outstanding. Each ordinary share is entitled to one vote.
What is a shareholder of record?

If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the shareholder of record for those shares. As the shareholder of record, you have the right to vote your shares.
If your shares are held in a stock brokerage account or by a bank, or other holder of record, you are considered the beneficial owner of shares held in street name. Your broker, bank, or other holder of record is the shareholder of record for those shares. As the beneficial owner, you have the right to direct your broker, bank, or other holder of record on how to vote your shares.
What constitutes a quorum for consideration of proposals at the Annual Meeting?

Under our Constitution, the holders of a majority of the ordinary shares outstanding and entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. Ordinary shares represented in person or by proxy will be counted for purposes of determining whether a quorum is present. Abstentions and broker non-votes (if any) will be treated as present at the Annual Meeting and will be counted for quorum purposes.
How many votes are required to elect directors and to adopt the other proposals at the Annual Meeting?

The proposals related to the special resolutions to grant the Board authority to opt out of statutory pre-emption rights under Irish law (Proposal 5), to amend our Constitution to remove the preferred share class (Proposal 6) and to set the price range for the re-issuance of treasury shares (Proposal 7) require the affirmative

2022 Proxy Statement      2

Questions and Answers about the Annual Meeting and the Proxy Materials vote of three-quarters of the votes cast in person or by proxy at the Annual Meeting. The election of directors and each of the other proposals are ordinary resolutions and require the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting on each resolution. Advisory votes are deemed approved if passed by a majority of votes cast in person or by proxy on the resolution at the Annual Meeting, and the Board takes the voting results under advisement.
Voting Item	Votes Required to Approve Proposal (if quorum is present)	Abstentions and Broker Non-Votes
1. Election of Directors	Majority of Votes Cast. Votes cast “for” must exceed the votes cast “against”	Not counted as votes cast and therefore have no effect
2. Approval of Executive Compensation	Majority of Votes Cast. Proposal is deemed approved if votes “for” exceed votes cast “against.” The Board takes the voting results under advisement	Not counted as votes cast and therefore have no effect
3. Appointment of PwC as independent registered public accounting firm and authorization of the Audit Committee to set auditors’ remuneration	Majority of Votes Cast. Votes cast “for” must exceed the votes cast “against”. The Board takes the voting results with respect to the appointment of PwC under advisement	Abstentions are not counted as votes cast and therefore have no effect; brokers may vote without instruction
4. Approval of Board Authority to Issue Shares	Majority of Votes Cast. Votes cast “for” must exceed the votes cast “against”	Not counted as votes cast and therefore have no effect
5. Approval of Board Authority to Opt Out of Statutory Pre-emption Rights	75% of the Votes Cast: Votes cast “for” must meet or exceed 75% of total votes cast	Not counted as votes cast and therefore have no effect
6. Approval of amendments to the Constitution to remove the authorized class of preferred shares	75% of the Votes Cast: Votes cast “for” must meet or exceed 75% of total votes cast	Not counted as votes cast and therefore have no effect
7. To set the price range for re-issuance of treasury shares	75% of the Votes Cast: Votes cast “for” must meet or exceed 75% of total votes cast	Not counted as votes cast and therefore have no effect
8. Approval of amendment and restatement of our Omnibus Incentive Plan	Majority of Votes Cast. Votes cast “for” must exceed the votes cast “against”	Not counted as votes cast and therefore have no effect
What happens if I abstain from voting on a matter, or my broker withholds my vote?

For all proposals, Irish law provides that ordinary shares represented at the meeting and abstaining from voting will count as shares present at the meeting for the purpose of determining whether there is a quorum, but will not count for the purpose of determining the number of votes cast.
A broker non-vote occurs when a broker does not have discretion to vote on a particular non-routine proposal and the broker has not received instructions from their customers as to how to vote on such proposal. Such broker non-votes are not considered as votes cast on such non-routine proposal, which has the effect of reducing the number of affirmative votes needed to approve the proposal. Brokers are not permitted to vote your shares on any matter other than Proposal 3 (Ratification of the Appointment of the Independent Registered Public Accounting Firm and Authorization of the Audit Committee of the Board to Set Auditors’ Remuneration).
How do I vote?

If you are a shareholder of record, you may vote your shares during the Annual Meeting. If you do not wish to vote during the meeting or if you will not be attending the Annual Meeting, you may vote by telephone, or over the Internet, by following the instructions provided in the Notice of Internet Availability of Proxy Materials. If you requested a printed copy of the proxy materials, you may also complete, sign, and date your proxy card and return it in the prepaid envelope that was included with the printed materials.
Beneficial shareholders who held their shares through a broker, bank or other nominee on the record date, who wish to vote their shares by proxy during the Annual Meeting must obtain a legal proxy, executed in their favor, from their broker, bank or other nominee.
If you are a beneficial holder and do not wish to vote during the meeting, you may vote by following the instructions provided in the Notice of Internet Availability of Proxy Materials you received from the shareholder of record of your shares. If you requested a printed copy of the proxy materials, you should have received a voting instruction card and voting instructions from the shareholder of record of your shares.
If you are a shareholder of record and submit a signed proxy card for the Annual Meeting but do not fill out the voting instructions, the persons named as proxy holders will vote the shares represented by your proxy as follows: (1) “FOR” the election of thirteen directors specifically named in the proxy statement, each to serve for a term of one year expiring at the 2023 annual general meeting; (2) “FOR” the proposal regarding advisory approval of the compensation paid by the Company to its named executive officers; (3) “FOR” ratification of the appointment of PwC to be the Company’s independent registered public accounting firm for the year ending December 31, 2022, and authorization of the Audit Committee of the Board to set the auditors’ remuneration; (4) “FOR” approval of Board authority to issue shares under Irish law; (5) “FOR” approval of Board authority to opt out of statutory pre-emption rights, with respect to up to 10% of issued ordinary share capital, under Irish law; (6) “FOR” approval of amendments to our Constitution to remove the existing class of preferred shares; (7) “FOR” approval of the price range for re-issuing treasury shares; and (8) “FOR” approval of amendment and restatement of the Company’s Amended & Restated 2014 Omnibus Incentive Plan.

3       2022 Proxy Statement

Questions and Answers about the Annual Meeting and the Proxy Materials
If your shares are held in the name of a broker or nominee and you do not instruct the broker or nominee how to vote with respect to the election of directors or if you abstain or withhold authority to vote on any matter, your shares will not be counted as having been voted on those matters, but will be counted as in attendance at the meeting for purposes of a quorum. If you do not vote your shares, you will not have a say on the important issues to be voted upon at the Annual Meeting.
Should I submit a proxy even if I plan to attend the Annual Meeting?

To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting. If you are a shareholder of record and plan attend the Annual Meeting, you may also submit your vote during the meeting, and any previous votes that you submitted will be superseded by the vote that you cast during the Annual Meeting. Internet and phone voting will be cut-off at 11:59 p.m., Eastern Time, on Sunday, June 12, 2022.
Can I revoke my proxy?

If you are a shareholder of record, meaning your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., as of the record date for the Annual Meeting (and not in the name of a bank, broker or other nominee), then your proxy may be revoked by taking any of the following actions:
•
by giving notice of revocation to our Corporate Secretary in writing c/o Trinseo PLC, Riverside One, Sir John Rogerson’s Quay, Dublin 2, Dublin, D02 X576, Ireland (Attention: Corporate Secretary), which notice must be received before the commencement of the Annual Meeting;

•
by executing and mailing to the Company a later-dated proxy, to be received no later than 11:59 p.m., Eastern Time, on Sunday, June 12, 2022;

•
by accessing the Internet site or by using the toll-free telephone number (in each case by no later than 11:59 p.m., Eastern Time, on Sunday, June 12, 2022), or

•
if you attend the Annual Meeting in person, by submitting a new poll card during the Annual Meeting.

Beneficial holders who hold their shares through a bank, broker or other nominee may revoke their proxy or change their vote by executing and returning to the Company a later-dated proxy, submitting a later-dated electronic vote through the Internet site or by using the toll-free telephone number (in each case by no later than 11:59 p.m., Eastern Time, on Sunday, June 12, 2022).
The Internet and telephone procedures for voting and for revoking or changing a vote are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been properly recorded.
Who will bear the cost of soliciting votes for the Annual Meeting?

We will bear the expense of the solicitation of proxies for the Annual Meeting. Solicitation of proxies may be made by mail, in person or telephone by officers, directors and other employees of the Company. We have not hired a proxy solicitor to aid in the solicitation of proxies.
We will reimburse the Company’s banks, brokers, and other custodians, nominees and fiduciaries for their reasonable costs in the preparation and mailing of proxy materials to shareholders.
A shareholder may also choose to vote electronically by accessing the Internet site stated on the Notice of Internet Availability or by using the toll-free telephone number stated on the Notice of Internet Availability. Shareholders that vote through the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which will be borne by the shareholder.

2022 Proxy Statement      4

PROPOSAL 1
Proposal 1—Election of Directors
Trinseo’s Board consists of thirteen directors with one-year terms expiring in 2022. Each of the directors are elected for an annual term to serve until close of business at the next annual general meeting.
The persons named in the enclosed proxy will vote to elect K’Lynne Johnson, Joseph Alvarado, Frank Bozich, Victoria Brifo, Jeffrey Cote, Pierre-Marie De Leener, Jeanmarie Desmond, Matthew Farrell, Sandra Beach Lin, Philip Martens, Donald Misheff, Henri Steinmetz and Mark Tomkins as directors unless the Proxy is marked otherwise. Each of the nominees has indicated his or her willingness to serve, if elected. However, if a nominee should be unable to serve, the ordinary shares represented by proxies may be voted for a substitute nominee designated by the Board. Management has no reason to believe that any of the above-mentioned persons will not serve his or her term as a director.
More than half of our directors have served on the Board for less than 5 years, while the average term of service of our directors is approximately 4 years.
We are committed to ongoing and regular board refreshment and diversity. In 2021 we nominated Victoria Brifo as our thirteenth director, and Ms. Brifo was elected by shareholders at the 2021 annual general meeting of Trinseo S.A., our former publicly-traded parent entity. During 2021 the Board also appointed new chairs of its compensation and talent development committee and its environmental, health, safety, sustainability and public policy committee and approved changes to membership of all Board committees.
2022 Director Nominees
The individuals listed below have been nominated and are standing for election at this year’s Annual Meeting. If elected, they will hold office until our 2023 annual general meeting of shareholders and until their successors are duly elected and qualified. Each of the nominees in this proposal was previously elected to the Board by shareholders. Each of the nominees will cease to be directors if their respective appointments are not approved by a majority of the votes cast by our shareholders.

Director Nominee Skills
The following table highlights certain skills, knowledge and experience held by each current Director nominee. A particular Director may possess other skills, knowledge or experience even though they are not indicated below.
Director Nominee	Served Since	Chemicals Industry Experience	Manufacturing/ Related Industry Experience	Chief Executive Experience	Accounting and Financial Experience	Public Company Board Experience
K’Lynne Johnson	2017	✓	✓	✓		✓
Joseph Alvarado	2017		✓	✓	✓	✓
Frank Bozich	2019	✓	✓	✓		✓
Victoria Brifo	2021	✓	✓
Jeffrey J. Cote	2014		✓	✓	✓	✓
Pierre-Marie De Leener	2014	✓		✓	✓
Jeanmarie Desmond	2020	✓	✓		✓
Matthew Farrell	2020	✓	✓	✓	✓	✓
Sandra Beach Lin	2019	✓	✓	✓		✓
Philip R. Martens	2016		✓	✓		✓
Donald T. Misheff	2015		✓		✓	✓
Henri Steinmetz	2017	✓	✓	✓
Mark Tomkins	2019	✓			✓	✓
Board Commitment to Diversity
We seek nominees from diverse backgrounds with established strong professional reputations, sophistication, business acumen and experience in the global materials, chemical and related manufacturing industries. We also seek nominees with experience in substantive areas that are important to our business such as chemical industry expertise; international operations; accounting, finance and capital structure; strategic planning and operational leadership of complex organizations human resources and development practices; and innovation. In addition, we believe that our nominees should possess the professional and personal qualifications necessary for board service, and we have highlighted particularly noteworthy attributes in each of the biographies of our directors and our nominees below. Thirty percent (30%) of our directors are women, and two of our directors self-identify as a member of an underrepresented minority group (meaning an individual who self-identifies as Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, Native Hawaiian or Pacific Islander). Two of our directors are non-U.S. citizens and two directors maintain dual citizenship.

5       2022 Proxy Statement

PROPOSAL 1

The election of each director requires the approval of a majority of the shares represented in person or by proxy at the Annual Meeting. Broker non-votes will have no effect on the outcome of this proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES AS DIRECTOR.

2022 Proxy Statement      6

PROPOSAL 1
2022 Director Nominees
K’lynne Johnson Age: 53 Director Since: March 2017 Committee Membership: • Compensation and Talent Development • Nominating & Corporate Governance
Professional Experience:
Ms. Johnson served as President and Chief Executive Officer of Elevance Renewable Sciences Inc., a specialty chemicals company, from 2007 to 2015, and as Chairwoman from 2015 to 2016. Ms. Johnson joined Elevance after over 20 years’ experience working within the oil and petrochemicals industry for Amoco Corporation and BP p.l.c. (joining BP after its merger with Amoco in 1998). During this time she held both operational and functional roles, culminating in her role as Senior Vice President of Global Derivatives within BP’s global Innovene business, which included P&L accountability for multiple global commodity and specialty chemicals businesses. Ms. Johnson also served as director of TPC Group, a manufacturer of products derived from petrochemical raw materials, from 2011 to 2012 before the company was taken private.
Education:
Ms. Johnson graduated from Brigham Young University with a degree in Management and Organizational Behavior (M.O.B.) and a B.S. in Psychology.
Other Public Company Directorships:
Current Directorships—
FMC Corporation (NYSE: FMC) since 2013
Director Qualifications:
Ms. Johnson brings to our Board valuable experience in operational leadership and chemical industry and technological expertise.

7       2022 Proxy Statement

PROPOSAL 1
Joseph Alvarado Age: 69 Director Since: March 2017 Committee Membership: • Compensation and Talent Development (Chair) • Nominating & Corporate Governance
Professional Experience:
Mr. Alvarado served as Chief Executive Officer of Commercial Metals Company (NYSE: CMC), a global manufacturer, recycler and marketer of steel and other metals, from September 2011 until September 2017, and as chairman of CMC’s Board of Directors from January 2013 until January 2018. He joined CMC in April 2010 as Executive Vice President and Chief Operating Officer, was named President and Chief Operating Officer in April 2011, and became President and Chief Executive Officer in September 2011 until his retirement. Prior to joining CMC, he was President and Chief Operating Officer of Lone Star Technologies, Inc. from 2004 to 2007. In June 2007, following the acquisition of Lone Star Technologies, Inc. by United States Steel Corporation, Mr. Alvarado was named President of U.S. Steel Tubular Products, Inc., a division of United States Steel Corporation, a position he held until March 2009. Mr. Alvarado began his career at Inland Steel Company in 1976 and spent 21 years with the company in roles of increasing responsibility. He then served in executive roles with Birmingham Steel Corporation and Ispat North America Inc. until joining Lone Star Technologies.
Education:
Mr. Alvarado has an MBA from Cornell University and a B.A. degree in Economics from University of Notre Dame.
Other Public Company Directorships:
Current Directorships—
Kennametal Inc. (NYSE: KMT) since January 2018
Arcosa, Inc. (NYSE: ACA) since November 2018
PNC Financial Services Group Inc. (NYSE: PNC) since January 2019
Past Directorships—
Commercial Metals Company (NYSE: CMC) from 2013 to 2017
Spectra Energy Corp (NYSE: SE) from 2011 until 2017
Director Qualifications:
Mr. Alvarado brings years of experience in a cyclical commodities-driven industry and significant perspective on global manufacturing operations and strategic planning.

2022 Proxy Statement      8

PROPOSAL 1
Frank A. Bozich Age: 61 Director Since: June 2019 Committee Membership: • Environmental, Health, Safety, Sustainability & Public Policy
Professional Experience:
Mr. Bozich became the Company’s President and Chief Executive Officer in March 2019. From May 2013 until February 2019, Mr. Bozich had been the President and Chief Executive Officer at the SI Group, Inc., a leading global developer and manufacturer of phenolic resins and chemicals used in the production of antioxidants, engineering plastics, fuels and lubes, rubber and pharmaceutical ingredients. Prior to SI Group Inc., Mr. Bozich held several executive management positions at BASF Corporation, a multi-national chemicals and manufacturing corporation, including President of BASF’s Catalysts Division from 2010 to 2013, Group Vice President of Precious and Base Metal Service, and Group Vice President of the Integration Management Office. Prior to BASF, Mr. Bozich was Group Vice President, Enterprise Technologies and Ventures at Engelhard Corporation, which was acquired by BASF in 2006. He has also held leadership positions at Rohm and Haas; Croda Adhesives, Inc.; and Apex Adhesives, which he founded in 1986.
Education:
Mr. Bozich holds a bachelor’s degree in Chemistry and a master’s degree in Business Administration from the University of Chicago, as well as a master’s degree in Chemistry from the University of Illinois.
Other Public Company Directorships:
Current Directorships—
OGE Energy Corp (NYSE: OGE) since February 2016
Director Qualifications:
Mr. Bozich is an accomplished CEO known for his strong personal leadership and track record of driving business growth and corporate transformation. His breadth of experience in leading chemical businesses in diverse and dynamic global markets is well-suited for the Company’s strategic priorities.

9       2022 Proxy Statement

PROPOSAL 1
Victoria Brifo Age: 53 Director Since: June 2021 Committee Membership: • Compensation and Talent Development • Environmental, Health, Safety, Sustainability & Public Policy
Image courtesy of Air Products and Chemicals, Inc.
Professional Experience:
Victoria Brifo is Senior Vice President and Chief Human Resources Officer at Air Products and Chemicals, Inc. (NYSE: APD). She is responsible for leading all aspects of the company’s Human Resources (HR) organization, including HR Operations, Diversity and Inclusion, Talent Management, and Compensation and Benefits, as well as Global Health and Wellness, and Corporate Aviation and Corporate Transportation. Ms. Brifo has been with Air Products since 2001, starting as a production site leader and progressing through several plant leadership positions before becoming Global Diversity Director in 2005. In 2008 she was named Global Manager of Electronics Operations and moved to the Merchant Gases group in 2011 to lead the Global Generated Gases business. In 2014 Ms. Brifo assumed the role of Global Transformation Leader for Industrial Gases. She was subsequently appointed Vice President, Global Gases, followed by Vice President, Equipment Sales, Plant Support and Central Procurement. Prior to joining Air Products, Ms. Brifo worked at LyondellBasell and Amoco Production Company.
Education:
Ms. Brifo holds degrees in chemical engineering and political science from the Massachusetts Institute of Technology.
Other Public Company Directorships:
None
Director Qualifications:
Ms. Brifo brings significant experience in the chemicals and manufacturing industry, as well as leadership, management and human resources expertise to our board of directors.

2022 Proxy Statement      10

PROPOSAL 1
Jeffrey J. Cote Age: 55 Director Since: May 2014 Committee Membership: • Audit • Environmental, Health, Safety, Sustainability & Public Policy
Professional Experience:
Mr. Cote has served as the Chief Executive Officer and President of Sensata Technologies Holding plc (NYSE: ST) since March 2020. Prior to his appointment as CEO, Mr. Cote served as President and as Chief Operating Officer of Sensata since July 2012 and as Executive Vice President of its Global Sensing Solutions business since November 2015. He joined Sensata as Senior Vice President and Chief Financial Officer in January 2007 and was appointed Executive Vice President in July 2007. From March 2005 to December 2006, Mr. Cote was Chief Operating Officer of the law firm Ropes & Gray. From January 2000 to March 2005, Mr. Cote was Chief Operating, Financial and Administrative Officer of Digitas. Previously he worked for Ernst & Young LLP from 1989 until 1997. Mr. Cote is a certified public accountant.
Education:
Mr. Cote received a B.A. degree in Business Administration and a Master of Accounting from Florida Atlantic University.
Other Public Company Directorships:
Current Directorships—
Sensata Technologies Holding plc (NYSE: ST) since March 2020
Director Qualifications:
Mr. Cote brings significant management, financial and accounting experience to our Board.

11       2022 Proxy Statement

PROPOSAL 1
Pierre-Marie De Leener Age: 64 Director Since: May 2014 Committee Membership: • Compensation and Talent Development • Environmental, Health, Safety, Sustainability & Public Policy
Professional Experience:
Mr. De Leener has served as Chairman of the Board of the Flint Group since October 2014 and director of Savrola SA since 2013. Mr. De Leener previously served as interim CEO of Braas Monier Building Group SA from January 2016 to November 2016 and as Chairman of its Board of Directors from June 2014 to March 2017. Prior to that, he served as Executive Vice President for PPG Industries, Inc. from July 2010 until December 2012. From June 2008 until August 2011, Mr. De Leener also served as President of PPG Europe S.A. and as Chief Executive Officer of SigmaKalon Group from 1998 until January 2008.
Education:
Mr. De Leener received a B.S. degree in Economics and Philosophy and a Masters of Chemical Engineering degree from Catholic University of Louvain, Belgium.
Other Public Company Directorships:
None
Director Qualifications:
Mr. De Leener brings valuable executive management and chemical industry experience to our Board.

2022 Proxy Statement      12

PROPOSAL 1
Jeanmarie Desmond Age: 55 Director Since: October 2020 Committee Membership: • Audit • Environmental, Health, Safety, Sustainability & Public Policy
Professional Experience:
Ms. Desmond is the former Executive Vice President and Chief Financial Officer of DuPont de Nemours, Inc. and has previously served as Vice President and Co-Controller for DowDuPont and as finance leader for the Specialty Products division following the merger of DuPont with Dow Chemical. Ms. Desmond served in various leadership roles within DuPont in her 30-year career with the company. She also serves on the board and is treasurer of Delaware Prosperity Partnership, a public-private partnership overseeing economic development in Delaware.
Education:
Ms. Desmond received a B.S. in Accounting from Mt. St. Mary’s University and is a certified public accountant (inactive).
Other Public Company Directorships:
Current Directorships—
IPG Photogenics Corporation (Nasdaq: IPGP) since 2021
Sylvamo (NYSE: SLVM) since 2021
Director Qualifications:
Ms. Desmond brings substantial finance and accounting experience and extensive experience in the chemicals industry to our Board.

13       2022 Proxy Statement

PROPOSAL 1
Matthew Farrell Age: 65 Director Since: November 2020 Committee Membership: • Audit • Compensation and Talent Development
Professional Experience:
Mr. Farrell is the Chairman, President and Chief Executive Officer of Church & Dwight Co. Inc. (“Church & Dwight”), serving as CEO since 2016 and as Chairman since 2019. Mr. Farrell served as Executive Vice President, Chief Financial Officer and Chief Operating Officer at Church & Dwight since 2014, and as Chief Financial Officer since 2006. Prior to that, Mr. Farrell served as Chief Financial Officer of Alpharma Inc., as Vice President, Investor Relations & Communications at Ingersoll-Rand Ltd., and in various senior financial positions at AlliedSignal Inc. Mr. Farrell began his career with KPMG Peat Marwick LLP, where he was an audit partner.
Education:
Mr. Farrell received a B.S. degree from Manhattan College and is a certified public accountant (inactive).
Other Public Company Directorships:
Current Directorships—
Church & Dwight Co. Inc. (NYSE: CHD) since 2019
Past Directorships—
Lydall Co., Inc. (NYSE: LDL) from 2003 to 2021
Director Qualifications:
Mr. Farrell brings to our Board his experience as a chief executive officer, substantial financial and audit expertise and experience in the chemicals, industrial goods and consumer products industries.

2022 Proxy Statement      14

PROPOSAL 1
Sandra Beach Lin Age: 64 Director Since: November 2019 Committee Membership: • Nominating & Corporate Governance • Environmental, Health, Safety, Sustainability & Public Policy (Chair)
Professional Experience:
From 2010 to 2011, Ms. Beach Lin was President and Chief Executive Officer of Calisolar, Inc., a manufacturer of solar silicon and multicrystalline solar cells. Prior to joining Calisolar, she was Executive Vice President, then Corporate Executive Vice President, at Celanese Corporation, a global technology and specialty materials company, from 2007 to 2010. Ms. Beach Lin joined Avery Dennison Corporation, a global leader in pressure-sensitive adhesives technology as Group Vice President from 2005 to 2007. Prior to joining Avery Dennison, from 2002 to 2005 she was President, Alcoa Closure Systems International, a division of Alcoa Incorporated, a global aluminum leader. From 1994 to 2001, Ms. Beach Lin held various executive positions at Honeywell International.
Education:
Ms. Beach Lin graduated with a BBA in General Management from the University of Toledo and has an MBA in Marketing and Policy and Control from the University of Michigan.
Other Public Company Directorships:
Current Directorships—
American Electric Power (NYSE: AEP) since 2012
Avient Corp. (NYSE: AVNT) since 2013
Past Directorships—
WESCO International (NYSE: WCC) from 2002 to 2019
Director Qualifications:
Ms. Beach Lin brings to our Board her experience as a chief executive officer and extensive experience in the global specialty chemicals industry.

15       2022 Proxy Statement

PROPOSAL 1
Philip R. Martens Age: 62 Director Since: September 2016 Committee Membership: • Compensation and Talent Development • Nominating & Corporate Governance (Chair)
Professional Experience:
From February 2011 to April 2015, Mr. Martens served as President and Chief Executive Officer of Novelis, Inc., a leader in aluminum rolled products and can recycling with worldwide operations. He joined Novelis as President and Chief Operating Officer in April 2009. Prior to his employment with Novelis, Mr. Martens served as Senior Vice President of light vehicle systems for ArvinMeritor Inc., a distributor for engine and transmission parts and President and Chief Executive Officer designate of Arvin Innovation, a leading global provider of dynamic motion and control automotive systems. From 1987 to 2005, Mr. Martens held various product development and engineering roles at Ford Motor Company, including his most recent role as a Group Vice President of product creation from 2003 to 2005.
Education:
Mr. Martens has an MBA from University of Michigan and received his B.S. degree in mechanical engineering from Virginia Polytechnic Institute.
Other Public Company Directorships:
Current Directorships—
Graphic Packaging Holding Company (NYSE: GPK) since 2013
Past Directorships—
Plexus Corporation (NASDAQ: PLXS) from 2010 until February 2017
Director Qualifications:
Mr. Martens brings to the Board significant leadership and management experience in global manufacturing operations, along with innovation expertise.

2022 Proxy Statement      16

PROPOSAL 1
Donald T. Misheff Age: 65 Director Since: February 2015 Committee Membership: • Audit • Nominating & Corporate Governance
Professional Experience:
Mr. Misheff served as managing partner of the Northeast Ohio offices of Ernst & Young LLP, a public accounting firm, from 2003 until his retirement in 2011. As the managing partner, Mr. Misheff advised many of the region’s largest companies on financial and corporate governance issues. He began his career with Ernst & Young LLP in 1978 as part of the audit staff and later joined the tax practice, specializing in accounting/financial reporting for income taxes, purchase accounting, and mergers and acquisitions. He has more than 30 years of experience performing, reviewing, and overseeing the audits of financial statements of a wide range of public companies.
Education:
Mr. Misheff graduated from the University of Akron with a B.S. in Accounting and is a certified public accountant (inactive).
Other Public Company Directorships:
Current Directorships—
TimkenSteel Corporation (NYSE: TMST) since 2014
First Energy Corp. (NYSE: FE) since 2012
Director Qualifications:
Mr. Misheff brings extensive financial, accounting and public company corporate governance experience to our Board.

17       2022 Proxy Statement

PROPOSAL 1
Henri Steinmetz Age: 65 Director Since: November 2017 Committee Membership: • Audit • Environmental, Health, Safety, Sustainability & Public Policy
Professional Experience:
From 2016 to 2018, Mr. Steinmetz served as Chief Executive Officer of the Ceramtec Group, a global supplier of advanced ceramics. From 2009 to 2016, Mr. Steinmetz was Executive Director and Chief Executive Officer of Ruetgers N.V., Europe’s leading manufacturer of chemical raw materials made from coal tar. Prior to joining Ruetgers, Mr. Steinmetz was President of Sulzer Metco, a worldwide technology leader in coating materials, from 2004 to 2008, and was an Executive Vice President at Great Lakes Chemical Corporation from 2000 to 2004. Mr. Steinmetz currently serves as Chairman of Benteler International AG.
Education:
Mr. Steinmetz graduated with a M.S. in metallurgy from the Technical University Clausthal, Germany and has an MBA from INSEAD Fontainebleau, France.
Other Public Company Directorships:
None
Director Qualifications:
Mr. Steinmetz brings significant global chief executive officer experience and decades of chemical industry experience to our Board.

2022 Proxy Statement      18

PROPOSAL 1
Mark Tomkins Age: 66 Director Since: November 2019 Committee Membership: • Audit (Chair) • Nominating & Corporate Governance
Professional Experience:
From 2005 to 2006, Mr. Tomkins was Senior Vice President and Chief Financial Officer of Innovene, at the time, a leading petrochemical and polymers company. Prior to joining Innovene, Mr. Tomkins was Senior Vice President, Chief Financial Officer and Treasurer of Vulcan Materials, a building materials and chemical company, from 2001 to 2005. He joined Great Lakes Chemical Corp., a specialty chemicals company as Senior Vice President and Chief Financial Officer from 1998 to 2001. Prior to Great Lakes Chemical, Mr. Tomkins was Vice President of Finance and Business Development for Polymers and Vice President of Finance and Business Development for Electronic Materials at Allied Signal (now Honeywell International). Mr. Tomkins’ previous experience includes service as a director of CVR Energy, Inc., a publicly traded company primarily engaged in petroleum refining and nitrogen fertilizer manufacturing, from 2007 to 2012, a as a director of WR Grace & Co., a publicly traded specialty chemicals company from 2006 to 2021, as a director of Terminix Global Holdings (formerly Service Master Holdings), a publicly traded home and commercial services business from 2015 to 2021, as well as a director of private companies in the energy and plastics sectors.
Education:
Mr. Tomkins graduated with a B.S. in Finance and Quantitative Management and an MBA from Eastern Illinois University, and is a certified public accountant (inactive).
Other Public Company Directorships:
Current Directorships—
None
Past Directorships—
Terminix Global Holdings (NYSE: TMX) from 2015 to 2021
WR Grace & Co. (NYSE: GRA) from 2006 to 2021
Director Qualifications:
Mr. Tomkins brings significant financial, accounting and management expertise, along with extensive experience on other public and private company boards to Trinseo’s Board.

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Corporate Governance
Corporate Governance
Board Nominees   Under its charter, our nominating and corporate governance committee is responsible for recommending to the Board candidates to stand for election to the Board at the Company’s annual general meeting of shareholders and for recommending candidates to fill vacancies on the Board that may occur between annual general meetings. It is the policy of the Board that directors should possess the highest personal and professional ethics, integrity and values. Board members are expected to become and remain informed about the Company, its business and its industry and rigorously prepare for, attend and participate in all Board and applicable committee meetings. The committee evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of our business and represent shareholders’ interests through the exercise of sound judgment using its diversity of experience. In addition, the Board considers, in light of our business and Board composition, each director nominee’s experience, qualifications, attributes and skills that are identified in the biographical information contained under Proposal 1.
Recommendation of Board Candidates   The nominating and corporate governance committee considers properly submitted recommendations for candidates to the Board from shareholders. Any shareholder recommendations for consideration by the Board should include the candidate’s name, biographical information, information regarding any relationships between the candidate and the shareholder within the last three years, a statement of recommendation of the candidate from the shareholder, a description of our shares beneficially owned by the shareholder, a description of all arrangements between the candidate and the recommending shareholder and any other person pursuant to which the candidate is being recommended, a written indication of the candidate’s willingness to serve on the Board, any other information required to be provided under securities laws and regulations, and a written indication to provide such other information as the Board may reasonably request. Recommendations should be sent to Angelo Chaclas, Corporate Secretary, Trinseo PLC, 1000 Chesterbrook Boulevard, Suite 300, Berwyn, PA 19312. The Board evaluates candidates for the position of director recommended by shareholders or others in the same manner as candidates from other sources. The Board will determine whether to interview any candidates and may seek additional information about candidates from third-party sources. As part of its ongoing succession planning, the Company seeks to identify potential Board nominees on behalf of the Board that meet the Board’s requirements with respect to diversity, experience, skill, and qualifications.
Shareholder Board Nominees   Shareholders who wish to nominate one or more persons for election as a director of the Company at an annual general meeting of shareholders, and who wish the nomination to be included in the proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, must follow the requirements set forth in this proxy statement under “Shareholder Proposals & Director Nominations.” Shareholder director nominations must comply with the deadlines and other requirements in Article 101 of our Constitution, including the applicable notice, information and consent provisions.
Board Independence   Our Corporate Governance Guidelines provide that our Board shall consist of such number of directors who are independent as is required and determined in accordance with applicable laws and regulations and requirements of the NYSE. The Board evaluates any relationships of each director and nominee with Trinseo and makes an affirmative determination whether or not such director or nominee is independent. Under our Corporate Governance Guidelines, an “independent” director is one who meets the qualification requirements for being an independent director under applicable laws and the corporate governance listing standards of the NYSE. Our Board reviews any transactions and relationships between each director or any member of his or her immediate family and Trinseo. The purpose of this review is to determine whether there were any such relationships or transactions and, if so, whether they were inconsistent with a determination that the director was independent. The Company maintains a related party transactions policy and conflict of interest policy, as discussed below under “Related Party Transactions.” As a result of its review, our Board has affirmatively determined that all of our current directors and nominees, except for our CEO and President, Frank Bozich, are independent under the governance and listing standards of the NYSE.
Diversity and Board Expertise   We believe that diversity considerations are an important element, among many, when identifying director nominees who will best serve the needs of the Company and the interests of our shareholders. These diversity considerations enable us to provide sound and prudent guidance by developing a Board with a diverse range of talents, ages, skills, character, expertise, professional experiences, and backgrounds.
Risk Oversight   Risk is inherent in every material business activity that we undertake. Our business exposes us to strategic, credit, market, compliance, operational and reputational risks. To support our corporate goals and objectives, risk appetite, and business and risk strategies, we maintain a governance structure that delineates the responsibilities for risk management activities, and the governance and oversight of those activities, between management and our Board. The Board is committed to strong, independent oversight of management and risk through a governance structure that includes other Board committees. Under our structure, it is management’s responsibility to manage risk and bring to the Board’s attention risks that are material to Trinseo. The Board has oversight responsibility for the systems established to report and monitor the most significant risks applicable to Trinseo. The Board administers its risk oversight role directly and through its committee structure and the committees’ regular reports to the Board at Board

2022 Proxy Statement      20

Corporate Governance
meetings. The Board divides its risk oversight responsibilities between itself and its committees by having each review or assess key issues or areas of responsibility as follows:
Board of Directors
•
Strategic, financial, and execution risks and exposures associated with our annual and multi-year business plans

•
Acquisitions and divestures

•
Capital expenditure and budget planning

•
Major litigation, investigations, and other matters that present material risk to our operations, plans, prospects, or reputation

•
Review of enterprise risk management including cybersecurity and information security risk oversight

Audit Committee
•
Risks associated with financial accounting matters, including financial reporting, accounting, disclosure, and internal controls over financial reporting

•
Supervision and selection of our external and internal auditors

•
Our ethics and compliance programs

Compensation and Talent Development Committee	• Risks related to the design of our executive compensation programs, plans, and arrangements • Senior management succession planning
Nominating and Corporate Governance Committee	• Risks related to our governance structures and processes • Director succession planning
Environmental, Health, Safety, Sustainability and Public Policy Committee
•
Our environmental, health and safety risk management programs

•
The alignment of our environmental, health, safety, sustainability, social and public policy program with the Company’s business strategy and creation of stakeholder value

Board Leadership Structure   Under our Corporate Governance Guidelines, our Board may select a Board Chair at any time, who may also be an executive officer of the Company. The Board has chosen to separate the roles of Board Chair and Chief Executive Officer, which the Board believes is currently in the best interest of Trinseo and its shareholders. This structure permits our Chief Executive Officer to devote his attention to leading Trinseo and to executing on our business strategy.
Ms. Johnson is our current non-executive Board Chair and has served as a director since 2017. Ms. Johnson brings significant experience as Chair, including, but not limited to: (i) entrepreneurial and senior public company experience; (ii) expertise in environmental, social and governance issues; and (iii) strategic transformation experience. Ms. Johnson has significant experience in the specialty chemical industry and as a public company director. As described above, the Board has determined that Ms. Johnson meets the definition of an independent director under NYSE listing standards. The nominating and corporate governance committee will recommend adjustments to committee assignments to the Board as it deems necessary during the year.
Board Attendance   We expect our Board members to prepare for, attend and participate in all Board and applicable committee meetings. Our Board held nine meetings in 2021, including eight meetings held as the board of Trinseo S.A., our former publicly-traded parent company and one meeting as the Board of Trinseo PLC. The audit, compensation and talent development, and nominating and corporate governance committees held nine, six and five meetings in 2021, respectively. No Board member attended less than 75% of our Board or committee meetings, as applicable, in 2021.
Due to the travel restrictions and stay-at-home orders in Luxembourg and elsewhere during the COVID-19 pandemic, our full Board did not travel to Luxembourg to attend meetings in person. Following the Company’s redomiciliation into Ireland in October, the Board held one meeting in Dublin, Ireland. We will hold board meetings via video conference when circumstances require, to diminish health and safety risks to our Board and our employees.
We do not have a policy for the attendance of our directors at our annual general meeting of shareholders. In 2021 six directors and no shareholders attended our annual general meeting, which was held via teleconference pursuant to guidance from the Grand Duchy of Luxembourg. Eligible shareholders were permitted to attend the teleconference by registering on our voting website. Notwithstanding any COVID-related or similar travel restrictions, or other extenuating circumstances which would impact the safety of attendees, this year’s Annual Meeting will be held in person, using the same registration method for shareholders who wish to attend. There will not be a teleconference or video conference option.
Executive Sessions   Our Corporate Governance Guidelines provide that the non-management directors of the Board meet in executive session at least once during each regularly scheduled Board meeting to review matters concerning the relationship of the Board with

21       2022 Proxy Statement

Corporate Governance
executive directors and other members of senior management, and such other matters as it deems appropriate. Additionally, the Board is required to have least one executive session annually of its independent directors. Ms. Johnson acts as the chair of these executive sessions.
Board Annual Performance Reviews   Pursuant to our Corporate Governance Guidelines the Board annually conducts a self-evaluation of the Board as a whole. In accordance with the written charters of our audit, compensation and talent development, and nominating and corporate governance committees, each committee also evaluates its performance on an annual basis and reports its findings to the Board.
Code of Business Conduct   We have adopted a written Code of Business Conduct applicable to all directors, officers and employees and a written Code of Ethics for Senior Financial Employees, applicable to our Chief Executive Officer, Chief Financial Officer, Treasurer, Principal Accounting Officer, Controller, and all employees performing similar functions. These policies are designed to maintain the integrity of our business and financial reporting. These codes cover, among other things, professional conduct, conflicts of interest, accurate recordkeeping and reporting, public communications and the protection of confidential information, as well as adherence to laws and regulations applicable to the conduct of our business. Copies of these codes can be found under the “Corporate Governance” tab on the Investor Relations section of our website, investor.trinseo.com by selecting the “Ethics and Compliance” link and then “supporting policies.”
Corporate Governance Guidelines   We have adopted Corporate Governance Guidelines that outline the Board’s governance policies and practices. The current version of our Corporate Governance Guidelines can be found under the “Corporate Governance” tab on the Investor Relations section of our website, investor.trinseo.com by selecting the “Ethics and Compliance” link and then “supporting policies.”
Communications with Directors   Shareholders and other interested parties may communicate directly with the Board, the non-management directors or the independent directors as a group, or specified individual directors by writing to such individual or group c/o Corporate Secretary, Trinseo PLC, 1000 Chesterbrook Boulevard, Suite 300, Berwyn, PA 19312. The Corporate Secretary will forward such communications to the relevant group or individual at or prior to the next meeting of the Board. The Board has instructed our Corporate Secretary to review the correspondence prior to forwarding it, and in his discretion, not to forward certain items if he deems them to be of a commercial or frivolous nature or otherwise inappropriate for the Board’s consideration. In these cases, he may forward some of the correspondence elsewhere in the Company for review and possible response.
2021 Annual Meeting Advisory Votes and Shareholder Engagement
At the 2021 annual general meeting of Trinseo S.A., our former publicly-traded parent entity, held on June 14, 2021 (the “2021 AGM”), the Company sought shareholder approval of the merger of Trinseo S.A. into Trinseo PLC (the “Redomiciliation”), and, in connection with the Redomiciliation, the adoption of the Trinseo PLC Constitution. At the 2021 AGM, the Company also sought shareholder approval, on an advisory basis, of the following provisions included in the Constitution: (i) the Board authority to issue shares up to the authorized but unissued share capital of the Company, and the corresponding waiver of pre-emptive rights, with such authority to expire five years from the date of adoption (“advisory proposal 1”), and (ii) the authorized share capital of 5 billion shares, divided into 4 billion ordinary shares and 1 billion preferred shares (“advisory proposal 2”).
The Redomiciliation and the adoption of our Constitution were both approved by 99% of votes cast at the 2021 AGM. The Constitution was adopted on July 27, 2021. However, advisory proposals 1 and 2 did not receive majority support from shareholders. Following the outcome of these negative advisory votes, the Board authorized the Company to engage shareholders to solicit their opinions on the advisory votes and the Board’s potential response.
The Company reached out to its 20 largest shareholders, holding 75% of our outstanding shares, to request their participation in a meeting with members of management, including representatives from the Company’s legal, investor relations, environmental and executive compensation groups. Three firms agreed to participate on calls with management. These shareholders represented approximately 38% of our outstanding shares, or half of the shares held by the 20 largest shareholders that were contacted.
During the engagement meetings, we discussed advisory proposals 1 and 2, the shareholder’s reaction and expectations, and the Board’s potential response. Shareholders also took this opportunity to engage in discussions on other ES&G topics, including our sustainability goals and disclosure.
Based on the feedback received from shareholders during these meetings, the Company has put forth three proposals which the Board believes address the underlying issues that led to the rejection of advisory proposals 1 and 2 at the 2021 AGM.
Proposal 4, if approved by shareholders, would reduce the Board’s share issuance authority from 100% of the Company’s outstanding ordinary shares over a period of 5 years to 33% of the Company’s outstanding ordinary shares for a period of 18 months. In Proposal 5, the Company is seeking shareholder approval of a waiver of statutory pre-emption rights in connection with the share issuance authority sought in Proposal 4, for a period of 18 months. Proposal 5, if approved, would empower the Directors to issue, for cash and without applying pre-emption rights, up to 5% of the Company’s issued ordinary share capital, with an additional 5% to be used only for an acquisition or specified capital investment, for a period of 18 months. Proposal 4 requires approval of a majority of votes cast at the Annual Meeting, and Proposal 5 requires approval of 75% of the votes cast at the Annual Meeting. If passed, these proposals would

2022 Proxy Statement      22

Corporate Governance
significantly limit the Board’s ability to issue new shares without shareholder approval. We believe this is approach is consistent with authority sought by other Irish public companies listed in the United States. Both of these proposals must pass for this change to be effective; if both Proposal 4 and 5 do not receive the necessary number of the votes cast, the existing share issuance authority in the Constitution will remain in place. See Proposal 4—Board Authority to Issue Shares and Proposal 5—Board Authority to Opt Out of Statutory Pre-Emption Rights under Irish Law for more information.
Proposal 6 seeks shareholder approval of amendments to our Constitution and any related action necessary to remove the class of preferred shares from the Company’s authorized share capital. We believe advisory proposal 2 was rejected because of the existence of such ‘blank check’ preferred shares. This proposal would remove all preferred shares from the Constitution and the Company’s share capital. If this proposal does not pass, the preferred shares would remain part of the Company’s authorized share capital, but the Board has agreed to adopt a policy to “de-claw” the preferred shares. See Proposal 6—Amendments to the Company’s Constitution for more information.
In the future, the Company will continue to engage with shareholders from time to time, to seek input on environmental, social, corporate governance and other topics important to the Company and its shareholders. We believe this provides the Company and the Board an opportunity to gauge shareholder interest in these topics and assist the Board in its decisionmaking.

23       2022 Proxy Statement

Board Structure and Committee Composition
Board Structure and Committee Composition
We have a standing audit committee, compensation and talent development committee and a nominating and corporate governance committee with the composition and responsibilities described below. Each committee operates under a charter that has been approved by our Board. A copy of each charter can be found by clicking on “Corporate Governance” and then “Committee Composition” in the Investor Relations section of our website, investor.trinseo.com. The members of each committee are appointed by the Board and each member serves until his or her successor is elected and qualified, unless he or she is earlier removed or resigns. In addition, from time to time, special committees may be established under the direction of the Board when necessary to address specific issues.
The table below provides information about the membership of our standing audit, compensation and talent development, nominating and corporate governance and our and environmental, health, safety, sustainability and public policy committees during fiscal 2021:
Name	Audit	Compensation and Talent Development	Nominating and Corporate Governance	Environmental, Health, Safety, Sustainability and Public Policy
K’Lynne Johnson †		✓	✓
Joseph Alvarado		Chair*	✓
Frank Bozich				✓
Victoria Brifo		✓		✓
Jeffrey J. Cote §	✓			✓
Pierre-Marie De Leener		✓		✓
Jeanmarie Desmond §	✓			✓
Matthew Farrell §	✓	✓
Sandra Beach Lin			✓	Chair*
Philip R. Martens		✓	Chair
Donald T. Misheff §	✓		✓
Henri Steinmetz	✓			✓
Mark Tomkins §	Chair		✓

†
Denotes Board chair.

§
Denotes Audit Committee Financial Expert

*
Since June 2021.

Audit Committee
The purpose of the audit committee is set forth in the audit committee charter. The audit committee’s primary duties and responsibilities are to:
•
Appoint or replace, compensate and oversee the outside auditors for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for us and will report directly to the audit committee.

•
Pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our outside auditors, which are approved by the audit committee prior to the completion of the audit.

•
Review and discuss with management and the outside auditors the annual audited and quarterly unaudited financial statements, our disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and the selection, application and disclosure of critical accounting policies and practices used in such financial statements.

•
Review and approve all related party transactions as defined under Item 404(a) of Regulation S-K.

•
Discuss with management and the outside auditors significant financial reporting issues and judgments made in connection with the preparation of our financial statements, including any significant changes in our selection or application of accounting principles, any major issues as to the adequacy of our internal controls and any special steps adopted in light of material control deficiencies.

A copy of the charter, which satisfies the applicable standards of the SEC and the NYSE is available on our website. The audit committee currently consists of Jeffrey J. Cote, Jeanmarie Desmond, Matthew Farrell, Donald T. Misheff, Henri Steinmetz and Mark Tomkins. Our Board has determined that Ms. Desmond and each of Messrs. Cote, Farrell, Misheff, Steinmetz and Tomkins are independent directors pursuant to Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 303A.02 of the New York Stock Exchange Listed Company Manual. Ms. Desmond and each of Messrs. Cote, Farrell, Misheff

2022 Proxy Statement      24

Board Structure and Committee Composition
and Tomkins is also an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K. Mr. Tomkins serves as chair of the audit committee.
Compensation & Talent Development Committee
The purpose of the compensation and talent development committee (the “compensation committee”) is to assist the Board in fulfilling its responsibilities relating to oversight of the compensation of our directors, executive officers and other employees and the administration of our benefits and equity-based compensation programs. The compensation committee reviews and recommends to our Board compensation plans, policies and programs and approves specific compensation levels for all executive officers. The compensation committee currently consists of Joseph Alvarado, Victoria Brifo, Pierre-Marie De Leener, Matthew Farrell, K’Lynne Johnson and Philip R. Martens. Mr. Alvarado serves as chair of the compensation committee. A copy of its charter, which satisfies the applicable standards of the SEC and the NYSE, is available on our website. Pursuant to its charter, the compensation committee may delegate to subcommittees of the compensation committee any of the responsibilities of the full committee.
Nominating and Corporate Governance Committee
The purpose of the nominating and corporate governance committee is to (i) identify, screen and review individuals qualified to serve as directors (consistent with criteria approved by our Board) and recommend to our Board candidates for nomination for election at our annual meeting of shareholders or to fill Board vacancies or newly created directorships; (ii) develop and recommend to our Board and oversee the implementation of our corporate governance guidelines; (iii) oversee evaluations of our Board and (iv) recommend to our Board candidates for appointment to Board committees. The committee also reviews the outcome of shareholder engagement. The nominating and corporate governance committee currently consists of Joseph Alvarado, K’Lynne Johnson, Sandra Beach Lin, Philip R. Martens, Donald T. Misheff and Mark Tomkins. Mr. Martens serves as chair of the nominating and corporate governance committee. Our Board has adopted a written charter under which the nominating and corporate governance committee operates, which is available on our website.
Environmental, Health, Safety, Sustainability and Public Policy Committee
The Environmental, Health, Safety, Sustainability and Public Policy Committee (the “EHSS&PP Committee”) was established in 2014, for the purpose of assisting the Board in fulfilling its oversight responsibilities by assessing the effectiveness of programs and initiatives that support the environment, health and safety, sustainability, corporate social responsibility and climate change (“Sustainability”) policies and programs of the Company. Its duties and responsibilities are to:
•
Support alignment between the Company and the Board on the Company’s Sustainability, social, and public policy goals;

•
Guide the Company on its Sustainability programs, policies, partnerships, activities and goals to ensure consistency with and impact upon the Company’s business strategy and the creation of stakeholder value and relationships;

•
Review of external public policy/governmental affairs issues and trends in order to more effectively achieve the Company’s business goals, and provide recommendations to the Board regarding the Company’s response to these issues consistent with applicable legal and regulatory requirements;

•
Review, approve and recommend to the Board for adoption, the Company’s annual public Sustainability and Corporate Social Responsibility Report; and

•
Assist the Board in fulfilling its oversight responsibility for the Company’s risk management programs by assessing risks that may arise in connection with the Company’s Sustainability, programs, partnerships, activities and goals.

The EHSS&PP Committee currently consists of Frank A. Bozich, Victoria Brifo, Jeffrey J. Cote, Pierre-Marie De Leener, Jeanmarie Desmond, Sandra Beach Lin and Henri Steinmetz. Ms. Lin serves as chair of the EHSS&PP Committee. A copy of its charter is available on the Company’s website.
Compensation Committee Interlocks and Insider Participation
None of our executive officers serves as a member of the Board or the compensation committee of any other company that has any executive officers serving as a member of our Board or compensation committee.

25       2022 Proxy Statement

Our Company’s Executive Officers
Our Company’s Executive Officers
Biographical information concerning our President and Chief Executive Officer, Frank A. Bozich, who is a nominee to our Board, is set forth above under Proposal 1.
David Stasse, Executive Vice President and Chief Financial Officer.   Mr. Stasse, age 51, has served as the Company’s Executive Vice President and Chief Financial Officer since July 2019. Mr. Stasse joined the Company in July 2013 as Vice President and Treasurer with responsibility for all treasury matters, including cash management, risk management, relationships with rating agencies and commercial banks, and financing matters. During his tenure he added responsibility for Investor Relations and Corporate Finance for the Company.Prior to joining Trinseo, Mr. Stasse was employed by Freescale Semiconductor, Inc., a global semiconductor manufacturer that served the automotive, networking, consumer and industrial markets, where he served as Vice President and Treasurer from 2008 to 2013. Mr. Stasse holds an MBA in Finance from the University of Maryland and a Bachelor of Science degree in Business Logistics from Penn State University.
Jean-Luc Béal, Senior Vice President, Engineered Materials.   Mr. Béal, age 57, joined Trinseo in May 2021 following the Company’s acquisition of Arkema’s PMMA business. Prior to joining the organization, Mr. Béal served as Regional Vice President for EMEA & Global Methacrylics for Arkema’s PMMA Business from 2018, and as Regional President EMEA Consumer & Construction Adhesives for Arkema since 2015. Mr. Béal brings 30 years of chemical industry experience, working chemical branches at Total and Arkema where he held several R&D, marketing, business and managing director roles in specialty polymer and downstream businesses, such as specialty polyamides & fluoropolymers, plastic conversion, coating resins and adhesives involved in Automotive, Building and Construction, and consumer product markets. Mr. Béal holds a Master of Science in Chemical Engineering from CPE Lyon.
Angelo N. Chaclas, Senior Vice President, Chief Legal Officer, Chief Compliance Officer and Corporate Secretary.   Mr. Chaclas, age 58, has been the Company’s Chief Legal Officer, Senior Vice President, and Corporate Secretary since January 2015. Mr. Chaclas also became the Chief Compliance Officer in June 2018. In his role, he provides legal support for all capital markets, transactional, compliance, commercial, litigation, regulatory, governance, intellectual property and other operational activities of the Company worldwide. Mr. Chaclas joined the Company in 2010 as Associate General Counsel and Chief Intellectual Property Counsel, where he managed the Company’s global intellectual property portfolio and managed the legal activities of several of the Company’s commercial businesses and corporate functions. Mr. Chaclas holds a bachelor’s degree in Mechanical Engineering from Tufts University and a Juris Doctorate from Pace University.
Paula Cooney, Senior Vice President and Chief Human Resources Officer.   Ms. Cooney, age 53, joined the Company as Senior Vice President, Human Resources in November 2021. Prior to joining Trinseo, Ms. Cooney was Senior Vice President and CHRO for FLIR Systems, Inc. where she provided strategic direction as the company’s human resources leader. Before FLIR Systems, Inc., Ms. Cooney served as Vice President, Human Resources and Communications for H.B. Fuller Company, where she worked for 10 years and held multiple roles in HR leadership. Prior to joining H.B. Fuller in 2010, Ms. Cooney enjoyed a nearly 15-year career at Intel Corporation, holding HR roles of increasing responsibility. Ms. Cooney holds an NCEA diploma in personnel management from the National College of Ireland, and a Master pf Business Studies in human resources and industrial relations from University College Dublin (Smurfit School of Business).
Johanna Frisch, Vice President and Treasurer.   Ms. Frisch, age 43, was named Vice President and Treasurer in 2022. Previously, Ms. Frisch served as the Company’s Global Assistant Treasurer and in various roles of increasing responsibility within the Company’s Treasury department starting in 2010. Prior to joining Trinseo, Ms. Frisch served as Treasurer of Nycomed Pharmaceutical Company from 2008-2010, and prior to that held several analyst positions for The Dow Chemical Company. Ms. Frisch holds a B.S. degree in international business management from University of Maryland University College, Schwaebisch Gmuend/Germany.
Nicolas Joly, Senior Vice President of Plastics & Feedstocks.   Mr. Joly, age 44, was named Vice President of Plastics & Feedstocks in May 2020. Mr. Joly began at Trinseo in 2010 and has most recently served as Trinseo’s Global Director of Polystyrene & Feedstocks since 2017, after serving as Trinseo’s Integrated Business Services Director for Europe, Middle East, and Africa region since 2015. In 2012, Mr. Joly was named Product Manager for Polycarbonate Compounds and Blends, before moving on to become Global Product Director for Polycarbonate in 2013. He previously worked at The Dow Chemical Company in 2002 where he held a series of sales and marketing roles in Plastics. He began his career at Procter & Gamble in 2001. Mr. Joly holds a Master of Science in Chemical Engineering from CPE Lyon.
Andre Lanning, Senior Vice President and Chief Commercial Officer.   Mr. Lanning, age 56, was named the Company’s Senior Vice President and Chief Commercial Officer in February 2022. Prior to being named CCO, Mr. Lanning served as Senior Vice President of Strategy, Corporate Development & Marketing Communication from May 2020. Previously, Lanning served as Global Business Director for Trinseo’s Synthetic Rubber Business. Mr. Lanning brings thirty years of chemical industry experience to Trinseo, joining the business from Advanced Refining Technologies (ART), where he served as Managing Director/CEO of ART Hydroprocessing; a joint venture between WR Grace and Chevron, based in the United States. Throughout his career, Lanning has held several senior business leadership roles, including in the Pulp & Paper, Fertilizer, and Refining Catalyst sectors. Mr. Lanning holds a Master of Science in Chemical Engineering from the University of Twente, The Netherlands, and a Master of Business Administration from TSM Business School.

2022 Proxy Statement      26

Our Company’s Executive Officers
James Ni, Senior Vice President, Latex Binders.    Mr. Ni, age 52, has served as Senior Vice President, Latex Binders since September 2020 and had previously served as Asia Pacific (APAC) Business Director, Latex Binders since 2012. Mr. Ni remains Managing Director, APAC, a position in which he provides leadership across the region in driving critical priorities and growth projects. Mr. Ni joined Trinseo as Commercial Director of Trinseo Latex in 2010, and was promoted to Business Director, APAC, in 2012. Prior to joining Trinseo, he worked as Sales Director of Emulsion Polymers at Dow Chemical (China) Co., Ltd. since 1995. During his 15-year tenure there, Mr. Ni was promoted several times and acquired extensive knowledge and experience in resin, polymers and latex business both in China and in the US. Mr. Ni holds a Master of Business Administration (MBA) from Central Michigan University, Graduate School of Business, and a Bachelor of Science in Mechanical Engineering from Shanghai Jiao Tong University.
Francesca Reverberi, Senior Vice President and Chief Sustainability Officer.   Ms. Reverberi, age 50, was named Senior Vice President and Chief Sustainability Officer in September 2021. Previously, Ms. Reverberi served as Senior Vice President, Engineered Materials & Synthetic Rubber, with responsibility for the Automotive, Consumer Electronics, Medical, Sheet & Extrusion, and Building & Construction plastics markets as well as the global synthetic rubber business. Ms. Reverberi also served as Global Business Director of Performance Plastics, Business Director of Basic Plastics and prior to that, Global Business Director for Synthetic Rubber. Ms. Reverberi joined Trinseo following the Company’s carve-out from The Dow Chemical Company in June 2011. During her time at Dow, Ms. Reverberi served as Product Director for Emulsion Polymers, Europe and the Americas, as well as Commercial Manager in Dow Hydrocarbons Aromatics and Derivatives in Europe, including responsibilities for the C4’s business and held several positions in other specialty businesses such as Water Solutions and Chelants. Ms. Reverberi holds a Bachelor and Master of Science in Chemical Engineering from Politecnico di Milano and a Master of Business Administration from SDA Bocconi.
Rainer Schewe, Senior Vice President—Supply Chain Services.   Schewe, age 58, joined the Company in April 2020 as Vice President—Supply Chain Services. Prior to joining Trinseo, Mr. Schewe served as Executive Vice President and Chief Supply Chain Officer for A. Schulman, Inc. (now LyondellBasell Industries). Prior to this role, he served as Vice President and Business Unit Director for Schulman’s Custom Performance Colors business in EMEA. Mr. Schewe holds a degree as a State-Certified Engineer in Chemical Engineering from Fresenius Akademie Wiesbaden in Germany, and an Apprenticeship as a Chemical Laboratory Technician from RWTH Aachen in Germany.
Bernard M. Skeete, Vice President, Chief Accounting Officer and Global Controller.   Mr. Skeete, age 49, joined Trinseo in October 2016 as Chief Audit Executive with responsibility for the Company’s internal audit and enterprise risk management functions. Previously, Mr. Skeete served as Executive Director of Financial Operations at Comcast Cable from April 2015 to October 2016. Prior to joining Comcast, Mr. Skeete held various positions in corporate audit, controllers and financial planning and analysis with the Campbell Soup Company, with his last position being a Senior Manager of Financial Planning & Analysis for Supply Chain. Mr. Skeete began his career at PricewaterhouseCoopers, where he practiced for over eleven years, most recently as Senior Manager of Assurance & Business Advisory Services. Mr. Skeete holds a bachelor’s degree in accounting from St. Joseph’s University and is a Certified Public Accountant and Chartered Global Management Accountant.
Timothy J. Thomas, Senior Vice President, Manufacturing and Operations Excellence.   Mr. Thomas, age 55, has been with the Company since its inception and has previously held positions of increasing responsibility related to the Company’s manufacturing operations, including Global Business Manufacturing Leader—Latex and Operations Director—Performance Materials. In October 2019, Mr. Thomas was named Vice President—Manufacturing and Operational Excellence. Prior to joining Trinseo, Mr. Thomas served in various roles at The Dow Chemical Company, most recently as Business Manufacturing leader for Latex Binders. Mr. Thomas holds a bachelor’s degree in Chemical Engineering from Youngstown State University.
Diversity of Executive Officers
Similar to our Board diversity, the Company believes a broad range of backgrounds and personal experience help the Company operate, strategize and solve problems more effectively. We believe our executive officers reflect this diversity of viewpoints and backgrounds. Three of our executive officers are women, two self-identify as a member of an underrepresented minority group, and six are non-U.S. citizens.

Charts do not include our CEO and President, Frank Bozich. Mr. Bozich is reflected in the Board diversity discussion.

27       2022 Proxy Statement

Transactions with Related Persons
Transactions with Related Persons
Certain Relationships and Related Transactions

Our Conflict of Interest Policy is designed to help our directors, executive officers, and employees address situations that may involve a conflict of interest, which may include related party transactions. These include situations in which an individual’s personal interests are in conflict with the interests of the Company; situations in which an individual or family member receives personal benefits as a result of his or her position with the Company; and situations that may otherwise cast doubt on his or her ability to act objectively with or on behalf of the Company. The Company annually surveys our executive officers and directors regarding potential conflicts of interest. If such conflicts are reported or found, the Legal Department and/or our Chief Compliance Officer will seek to mitigate or eliminate such potential or actual conflicts of interest.
Our audit committee charter requires that the audit committee review and approve all related party transactions. The Company also has a written Related Party Transactions Policy. When related party transactions between us and our officers, directors and principal shareholders and their affiliates, are approved by the audit committee, it does so with the understanding that the terms of such transaction are no less favorable to us than those that we could obtain from unaffiliated third parties.

2022 Proxy Statement      28

STOCK OWNERSHIP INFORMATION
STOCK OWNERSHIP INFORMATION
The following table sets forth information regarding the beneficial ownership of our ordinary shares, nominal value $0.01, as of March 31, 2022 by:
•
each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our ordinary shares;

•
each of our named executive officers, directors and director nominees; and

•
all of our directors, director nominees and executive officers as a group.

As of March 31, 2022, we had 37,152,015 ordinary shares outstanding (excluding treasury shares), all of which were held by public investors (including certain of our directors and executive officers), the details of which are reflected in the table below.
Information with respect to beneficial ownership has been furnished by each director, director nominee, executive officer or beneficial owner of more than 5% of our ordinary shares. We have determined beneficial ownership in accordance with SEC rules. These rules generally attribute beneficial ownership of shares to persons who possess sole or shared voting or investment power with respect to such shares. The information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, the number of ordinary shares deemed outstanding includes shares issuable upon exercise of options held by the respective person or group which may be exercised within 60 days after March 31, 2022. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person or entity, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person or entity.
The inclusion in the following table does not constitute an admission that the named shareholder is a direct or indirect beneficial owner. Unless otherwise indicated and subject to applicable community property laws, to our knowledge, each shareholder named in the following table possesses sole voting and investment power over the shares listed, except for those jointly owned with that person’s spouse.
Name	Total Number of Shares Beneficially Owned	Percent of Class (1)	Of Number of Shares Beneficially Owned, Shares which May be Acquired within 60 Days (2)
M&G Investment Management Limited (3)	7,628,044	20.5%	—
BlackRock, Inc. (4)	6,252,810	16.8%	—
FMR LLC (5)	2,533,469	6.8%	—
Frank A. Bozich	194,400	*	110,938
David Stasse	54,802	*	25,608
Angelo N. Chaclas	75,709	*	52,775
Andre Lanning	5,595	*	5,595
Francesca Reverberi	19,859		14,792
Joseph Alvarado	12,351	*	—
Victoria Brifo	—	*	—
Jeffrey J. Cote	15,787	*	—
Pierre-Marie De Leener	7,745	*	—
Jeanmarie Desmond	—	*	—
Matthew Farrell	17,000	*	—
K’Lynne Johnson	8,805	*	—
Sandra Beach Lin	4,955	*	—
Philip R. Martens	12,870	*	—
Donald T. Misheff	16,195	*	—
Henri Steinmetz	25,024	*	—
Mark Tomkins	7,755	*	—
All Directors, Nominees and Executive Officers as a Group (25 persons) (6)	546,380	1.5%	259,553

*
Indicates less than one percent.

(1)
The ownership percentages set forth in this column are based on the Company’s outstanding ordinary shares (excluding treasury shares) as of March 31, 2022 and assume that each of the beneficial owners continued to own the number of shares reflected in the table on such date.

29       2022 Proxy Statement

STOCK OWNERSHIP INFORMATION
(2)
Includes options to purchase ordinary shares which have vested or will vest within 60 days of March 31, 2022.

(3)
On February 7, 2020 M&G Investment Management Limited (“M&G”) filed a Schedule 13D with the SEC reporting beneficial ownership of 7,839,044 of our ordinary shares, with sole voting power and sole dispositive power over such shares. In a Form 4 filed by M&G dated March 11, 2022, M&G reported beneficial ownership of 7,628,044 shares, which number is used in the table. The address of M&G is Governor’s House, Laurence Pountney Hill, London, EC4R OHH.

(4)
On January 27, 2022, BlackRock, Inc. filed a Schedule 13G/A with the SEC reporting beneficial ownership of 6,252,810 of our ordinary shares as of December 31, 2021 with sole voting power over 6,181,822 shares and sole dispositive power over 6,252,810 shares. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(5)
On February 9, 2022, FMR LLC filed a Schedule 13G with the SEC reporting beneficial ownership of 2,533,469 of our ordinary shares as of December 31, 2021, with sole voting power over 64,458 shares and sole dispositive power over 2,533,469 shares. The address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(6)
Includes 259,553 options to purchase ordinary shares which have vested, or will vest, within 60 days of March 31, 2022.

2022 Proxy Statement      30

Securities Authorized for Issuance under Equity Compensation Plans / Delinquent Section 16(a) Reports
Securities Authorized for Issuance under Equity Compensation Plans
The following table sets forth certain information as of December 31, 2021 with respect to compensation plans under which ordinary shares of the Company may be issued.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by securityholders	2,060,230 (1)	48.78 (2)	1,848,284
Equity compensation plans not approved by securityholders	—	—	—
Total	2,060,230	48.78	1,848,284

(1)
Includes 577,912 restricted stock units, 172,929 performance award stock units, and 1,309,389 options to purchase shares that have been granted under the approved Trinseo PLC Amended & Restated 2014 Omnibus Incentive Plan and remain outstanding as of December 31, 2021. The restricted stock units and performance stock units will result in the issuance of shares immediately upon vesting, with the vesting of performance stock units subject to the Company’s attainment of pre-established performance goals. The options to purchase shares will result in the issuance of shares upon exercise.

(2)
Represents the weighted-average exercise price of the above-mentioned options to purchase shares only. The Company’s performance award stock units and restricted stock units do not have associated exercise prices.

Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, among others, to file with the SEC an initial report of ownership of our stock on a Form 3 and reports of changes in ownership on a Form 4 or a Form 5. Persons subject to Section 16 are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file. Under SEC rules, certain forms of indirect ownership and ownership of company stock by certain family members are covered by these reporting requirements. When requested, we assist our executive officers and directors in preparing initial ownership reports and reporting ownership changes and will file these reports on their behalf. Based solely on a review of the copies of such forms in our possession, and on written representations from our current directors and executive officers, we believe that all of our executive officers and directors filed the required reports on a timely basis under Section 16(a) during 2021.

31       2022 Proxy Statement

Proposal 2
Proposal 2—Advisory Vote on Named Executive Officer Compensation
The Compensation Discussion and Analysis of this Proxy Statement, which immediately follows this proposal, describes our executive compensation program and the compensation of our named executive officers for fiscal 2021. The Board is asking shareholders to cast a non-binding, advisory vote indicating their approval of that compensation by voting FOR the following resolution:
“RESOLVED, that the shareholders of Trinseo PLC APPROVE, on an advisory basis, the compensation paid to its named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.”
As described in detail in the Compensation Discussion and Analysis, we have a total compensation approach focused on performance-based incentive compensation that seeks to:
•
Attract and retain industry-leading talent

•
Link compensation actually paid to achievement of our financial, operating and strategic goals;

•
Reward individual performance and contribution to our success; and

•
Use performance measures, including financial and non-financial goals that align our named executive officers’ interests with those of our shareholders.

We believe Trinseo’s executive compensation program employs positive governance practices and offer substantial levels of at-risk compensation to meaningfully align shareholder interests with those of our named executive officers.
The Board is asking shareholders to support this proposal, as it does annually. Although the vote we are asking you to cast is non-binding, the compensation committee and the Board value the views of our shareholders as expressed in their votes. The Board and the compensation committee will consider the outcome of the vote when determining future compensation arrangements for our named executive officers.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION.

2022 Proxy Statement      32

Compensation Discussion and Analysis
Compensation Discussion and Analysis
This compensation discussion and analysis (CD&A) section is intended to provide information about our 2021 compensation objectives and programs for our named executive officers, listed below (together, our “NEOs”).
Name	Position
Frank A. Bozich	President and Chief Executive Officer
David Stasse	Executive Vice President and Chief Financial Officer
Angelo N. Chaclas	Senior Vice President, Chief Legal Officer, Chief Compliance Officer and Corporate Secretary
Andre Lanning	Senior Vice President and Chief Commercial Officer
Francesca Reverberi	Senior Vice President and Chief Sustainability Officer
This CD&A is divided into the following sections:
•
Executive Summary

•
Compensation Philosophy and Design

•
How We Make Compensation Decisions

•
2021 Compensation Structure & Performance

•
Other Compensation and Tax Matters

Executive Summary

Business Performance
Following the economic slowdown, shutdowns, travel restrictions and other effects of the COVID-19 pandemic, our 2021 results reflected a strong return of customer demand for our products. However, the Company faced headwinds during the second half of the year related to supply chain difficulties and rising energy, transportation and raw material costs. Despite these headwinds, we were able to generate record cash flow and profitability, and continued to return cash and value to our shareholders through dividends and share repurchases. Highlights for the year ended December 31, 2021:
•
Reported net income from continuing operations of $279.6 million, Adjusted EBITDA of $729.4 million, cash from operations of $452.7 million, and Free Cash Flow of $335.0 million;

•
Repurchased approximately 970,000 of our ordinary shares in open-market purchases during the fourth quarter for an aggregate purchase price of approximately $50 million.

•
Increased our quarterly dividends from $0.08 to $0.32 per share in the third quarter, and paid dividends totaling approximately $22 million.

•
Completed two significant acquisitions to grow our Engineered Materials segment, first the acquisition of the polymethyl methacrylates and activated methyl methacrylates businesses (the “PMMA business”) from Arkema S.A. for a purchase price of $1.36 billion (the “PMMA Acquisition”), and second the acquisition of Aristech Surfaces LLC, a manufacturer and global provider of PMMA continuous cast and solid surface sheets, for a purchase price of $449.5 million (the “Aristech Acquisition”).

•
Completed the sale of our synthetic rubber business to Synthos S.A., for an enterprise value of approximately $491.0 million.

•
Completed a cross-border merger transaction, approved by shareholders, pursuant to which our former publicly-traded parent company, Trinseo S.A., was merged with and into Trinseo PLC, an Irish public limited company.

•
Entered into a definitive agreement to acquire Heathland B.V., a leading collector and recycler of post-consumer and post-industrial plastic wastes in Europe, which closed in early 2022.

•
Announced our intention to explore the divestiture of our styrenics businesses, which includes our Feedstocks, Polystyrene, and Americas Styrenics reporting segments, and launched a formal sales process in January 2022.

For further discussion of our use of non-GAAP measures and a reconciliation to the comparable GAAP measure, see “Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations — Non-GAAP Performance Measures” in our Annual Report on Form 10-K for the year ended December 31, 2021.
Shareholder Approval of Executive Compensation
In 2021, the compensation of our named executive officers was approved by shareholders with approximately 94% of votes cast in favor. Based on this shareholder support of our executive compensation programs, we and the compensation committee believe our

33       2022 Proxy Statement

Compensation Discussion and Analysis
compensation program and practices are well aligned with our shareholders’ wishes. Our Board members, investor relations and legal function periodically engage with shareholders regarding the structure of our executive compensation programs and corporate governance and we believe the continued strong shareholder support of our say-on-pay proposals indicates our practices accurately represent the desires of our shareholders. We consider insights obtained through shareholder engagement and the results of our annual advisory say-on-pay proposal to be critical components to the compensation committee’s design and oversight of the Company’s executive compensation programs.
During fiscal 2021, the compensation committee of the Board reviewed our executive compensation peer group and concluded our peer group adequately aligned our executive officers’ pay opportunities with our compensation philosophy. The compensation committee also approved performance metrics for incentive pay that, consistent with prior years, were designed to correlate with the way we evaluate our operational results and reflect measures of performance that drive returns for our stockholders. We will continue to evaluate opportunities to enhance our compensation programs to attract top talent and provide further alignment with the interests of our shareholders.
Compensation Philosophy and Design
Overview
Our executive compensation policies and programs are designed to attract, retain and motivate key executives through competitive and cost-effective programs that reinforce executive accountability and reward the achievement of business and individual results. Executive compensation consists of four main elements: (1) base salary, (2) annual cash incentive awards, (3) long-term incentive compensation, and (4) retirement savings and benefit programs. The relative weighting of each element is aligned with our philosophy of linking pay to performance. A substantial percentage of our executives’ compensation is provided in the form of performance-based variable compensation with a greater emphasis on variable components for our senior executives. Annual cash awards are directly linked to corporate results and short-term performance measures, including financial and non-financial goals. Our equity incentive awards align our executives’ interests with those of our shareholders and our long-term business objectives. Executive retirement and benefits programs are generally consistent with the broader employee programs offered in the country where an executive primarily provides services to the Company. We provide limited perquisites to our executives and senior management, and such perquisites are only provided to the extent that they reflect particular business needs and objectives.
We strive to provide our NEOs with a compensation package that is market competitive within our industry and recognizes and rewards superior individual and Company performance.
Compensation Mix
The charts below show the 2021 target mix of compensation between salary and short- and long-term incentive compensation for Mr. Bozich, and for our other NEOs as a group. Long-term incentive compensation remains the largest component of our NEOs’ compensation in order to incentivize long-term value creation and to provide continued alignment between the interests of our NEOs and shareholders.

2022 Proxy Statement      34

Compensation Discussion and Analysis
Maintaining Best Practices Regarding Executive Compensation
Our compensation committee intends to compensate our NEOs in a manner that is consistent with the objectives and design principles outlined above. We have adopted the following compensation practices, which are intended to promote strong corporate governance and alignment with shareholder’s interests:
Compensation Committee Practices
Clawback and Recoupment Policies
We have the right to claw back incentive-based compensation to the extent it was awarded on the achievement of financial results subject to an accounting restatement that should have resulted in the executive receiving a lower amount of compensation had our financial results been properly reported. The Board can recoup this compensation by requiring the reimbursement of compensation previously paid, cancelling outstanding vested or unvested equity awards, or taking any other action permitted by law.
Our equity award agreements also provide for the reimbursement of all or part of any annual incentive compensation if there is a breach by the executive of his or her award agreement or any non-competition, non-solicitation, confidentiality or similar covenant or agreement with us or an overpayment of incentive compensation due to inaccurate financial data.

Share Ownership Guidelines
The compensation committee has adopted share ownership guidelines equal to (i) six times base salary for the CEO, and (ii) two times base salary for our other NEOs. The guideline must be achieved by 5 years from the date of hire for newly hired executives. All executives to whom the share ownership guidelines apply were in compliance at year-end 2021.
Until the ownership requirement is met, the executive must retain as a holding requirement: (i) 50% of the shares issued after vesting and settlement of restricted stock units (“RSUs”) (net of all applicable taxes), (ii) 50% of the shares issued following the exercise of a stock option (after satisfaction of the option exercise price and net of applicable taxes), and (iii) 50% of the shares issued after vesting and settlement of performance stock units (“PSUs”) (net of all applicable taxes).

Mitigate Undue Risk and Risk Assessment	The compensation committee regularly assesses whether our compensation programs and arrangements for our employees encourage excessive risk-taking. We mitigate undue risk in our compensation program by instituting strong governance policies such as capping potential payments, utilizing multiple performance metrics, striking a balance between short- and long-term incentives and adopting share ownership requirements.
Compensation at Risk	We grant a high percentage of at-risk compensation to our executive officers. We believe this is essential to creating a culture of pay-for-performance.
Double-Trigger Change-in-Control Provisions	Our executive officers only receive change-in-control benefits under their equity awards or their employment agreements if their employment is also terminated without cause (or by the executive for good reason) within a specified period following a change in control.
No 280G Gross-Up Provisions	The compensation committee does not permit 280G gross-up provisions in the Company’s executive employment agreements and amendments.
Anti-Hedging and Pledging Policy	We prohibit our directors, executive officers, and all employees from hedging or pledging the Company’s securities.
Independent Compensation Consultant	The compensation committee retains and annually reviews the independence of its compensation consultant.

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Compensation Discussion and Analysis
How We Make Compensation Decisions

Our compensation committee is responsible for, among other matters: (1) reviewing key executive compensation goals, policies, plans and programs; (2) reviewing the compensation of our executive officers; (3) reviewing and approving employment agreements and other similar arrangements between the Company and our executive officers; and (4) administering our equity-based plans and other incentive compensation plans.
Our Chief Executive Officer and President reviews annually with the compensation committee each NEO’s performance (other than his own) and recommends to the compensation committee appropriate base salary, annual cash incentive awards and long-term equity incentive awards (to the extent applicable with respect to a particular year) for these NEOs. Based upon the recommendations of our Chief Executive Officer and President, and after considering the objectives of our executive compensation program, as described above, as well as the factors described below under “Use of Benchmarking Comparison Data”, the compensation committee approved the annual compensation packages of our executive officers. In 2021, the compensation committee also approved Mr. Bozich’s compensation, including his base salary, annual cash incentive award, long-term equity incentive awards. See “— Narrative Disclosure to Summary Compensation Table and Grants of Plan Based Awards Table; Other Narrative Disclosure” for a description of each NEO’s employment agreement terms.
In making decisions with respect to any element of a NEO’s compensation, the compensation committee considered the total compensation that may be awarded to the executive, including salary, annual cash incentive awards and long-term incentive compensation. In addition, in reviewing and approving employment agreements for our NEOs, the compensation committee considered the other benefits to which the officer is entitled by the agreement, including compensation payable upon termination of the executive’s employment under a variety of circumstances. Our goal is to award compensation that is competitive to attract and retain highly qualified leaders and that motivates them to drive strong business performance. We believe that our compensation programs align executive and shareholder interests, while allowing compensation to vary based on each executive’s individual contributions to the Company and to the Company’s overall performance.
Use of Independent Compensation Consultant
The compensation committee has retained Willis Towers Watson as its independent compensation consultant. Willis Towers Watson provides the compensation committee with advice on a broad range of executive compensation matters. The scope of their services includes, but is not limited to, the following:
•
Apprising the compensation committee of compensation-related trends and developments in the marketplace;

•
Informing the compensation committee of regulatory developments relating to executive compensation practices;

•
Providing the compensation committee with an assessment of the market competitiveness of the Company’s executive compensation;

•
Assessing the composition of the peer companies used for comparative purposes;

•
Assessing the executive compensation structure to confirm that no design elements encourage excessive risk taking; and

•
Identifying potential changes to the executive compensation program to maintain competitiveness and ensure consistency with business strategies, good governance practices and alignment with shareholder interests.

During fiscal 2021, Willis Towers Watson attended all but one of the regularly scheduled meetings of the compensation committee.
In addition to providing the compensation committee with these executive compensation consulting services in 2021 for which it received aggregate fees of $227,000, Willis Towers Watson also provided the Company with the following additional services for which it received fees totaling $1.45 million: support with the PMMA Acquisition, including US and global retirement consulting and integration management; support for the sale of the synthetic rubber business, including global retirement consulting; international actuarial support for pension plans; actuarial support for U.S. benefits; and health and benefits brokering services. Before Willis Towers Watson undertook any compensation support work for the Company’s management, the compensation committee was consulted and approved the scope of work.
The compensation committee actively considered the range of the additional services that Willis Towers Watson was already providing to the Company when it made the decision to retain Willis Towers Watson as its independent compensation consultant in 2021. The compensation committee assessed the independence of Willis Towers Watson pursuant to applicable SEC rules and concluded that no conflict of interest exists that would prevent Willis Towers Watson from independently representing the compensation committee.
Use of Benchmarking Comparison Data
The compensation committee selects a peer group of companies, with assistance from Willis Towers Watson, for use in making compensation decisions with respect to the total mix and amount of compensation. This peer group consists of companies in the chemical and chemical-related industries, as well as companies in the container and packaging and the paper and forest product

2022 Proxy Statement      36

Compensation Discussion and Analysis
industries. The compensation committee reviewed various market-based metrics of the peer group that it deemed appropriate, which included enterprise value, revenue, market capitalization, and EBITDA margins, to establish compensation benchmarks.
The compensation committee may annually review the companies included in our peer group and may add or eliminate companies as it determines is appropriate. For 2021, the compensation committee maintained the same peer group as the prior year. The peer group selected for making fiscal 2021 compensation decisions consisted of the following 20 companies:
Ashland Global Holdings Inc.	H.B. Fuller Company	Silgan Holdings Inc.
Avient Corporation	Kraton Corporation	Stepan Company
Cabot Corporation	Methanex Corporation	Tronox Limited
Domtar Corporation	Minerals Technologies Inc.	Valvoline Inc.
Element Solutions Inc.	NewMarket Corporation	Venator Materials PLC
Graphic Packaging Holding Company	Olin Corporation	W. R. Grace & Co.
Greif, Inc.	RPM International Inc.
Additionally, the compensation committee reviewed data from Willis Towers Watson to supplement data from the peer group. This data allowed the compensation committee to obtain a broader understanding of market compensation levels.
2021 Compensation Structure & Performance

The principal components of our executive compensation program include both short-term and long-term compensation. Short-term compensation consists of an executive’s annual base salary and annual cash incentive award. Long-term compensation may include grants of share-based incentives as determined by the compensation committee. Certain elements of compensation of our NEOs were determined through direct negotiation with the executives at the time of their hiring.
Base Salary
Setting appropriate levels of base pay allows us to attract and retain an executive leadership team that will continue to meet our commitments to customers, sustain profitable growth and create value for our shareholders. The base salaries for our NEOs are determined based on the scope of their responsibilities and our compensation committee members’ collective knowledge of competitive compensation levels, as well as competitive compensation benchmarking data from Willis Towers Watson based on our peer group and survey data. Base salaries are reviewed annually by the compensation committee and adjusted from time to time to reflect individual responsibilities, performance and experience, as well as market compensation levels.
In 2021 the compensation committee approved salary increases to certain NEO’s base salaries. Messrs. Bozich, Stasse and Chaclas were granted an increase to their base salaries of 2.5%, 4.0%, and 3.4%, respectively, for 2021. Under the terms of her employment agreement, dated October 2021, Ms. Reverberi’s base salary was CHF 450,000 for 2021, which reflects an increase of 4.0% to her prior base salary.
Annual Cash Incentive Plan
Our annual cash incentive plan (“ACI Plan”) is designed to create a pay for performance culture by aligning the compensation program to the achievement of our strategic and business objectives and with shareholder interests. Our business objectives are to: (1) provide a safe working environment; (2) deliver strong recurring profits relative to our industry; (3) effectively manage our working capital; (4) demonstrate effective cost management; and (5) provide EBITDA growth that is stronger than the industry. The actual amount that will be paid in respect of an ACI Plan award is based on a combination of the achievement of Company performance goals as well as individual performance. The performance goals and metrics are reviewed and approved by the compensation committee at the beginning of the year. At the end of the year, the amount paid to each NEO is based on the achievement of the Company performance goals and an assessment of the executive’s overall performance.
For 2021, the ACI Plan was designed to align our executives’ compensation with the Company’s business plan and priorities for the year, and reward performance based on the following three components:
•
Financial Performance: measured by Company EBITDA, adjusted as described below;

•
Responsible Care®: Injuries, Spills and Process Safety Incidents; and

•
Individual Goals: Performance against defined business/functional and individual goals.

We believe that Adjusted EBITDA is a key measure of our financial performance, removing the impacts of our capital structure (such as interest expense), asset base (such as depreciation and amortization) and tax structure as well as other non-recurring items. Therefore, for purposes of the annual cash incentive plan, we define Adjusted EBITDA, which is considered a non-GAAP measure, as net income (loss) from continuing operations before interest expense, net provision for income taxes; depreciation and amortization expense; loss

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Compensation Discussion and Analysis
on extinguishment of long-term debt; asset impairment charges; gains or losses on the disposition of businesses and assets, restructuring charges; acquisition related costs and benefits, and other items. Our Adjusted EBITDA performance target metric for the 2021 ACI Plan awards was set consistent to our 2021 business plan that was approved by the Board, but is adjusted to exclude earnings from the Company’s American Styrenics segment and its Feedstocks segment, and to exclude the impacts of raw material timing. As in prior years, we exclude the earnings of our Americas Styrenics segment because as a joint venture the Company does not have direct control of its day-to-day operations. Additionally, we also exclude the earnings of our Feedstocks segment and the impacts of raw material timing because market volatility within this segment and timing impacts are generally outside of our executives’ control but can have a significant positive or negative impact on the Company’s financial performance. In 2021, results of our divested synthetic rubber business were excluded after the segment results were categorized as Discontinued Operations, and results of the acquired PMMA business or Altuglas were also excluded from the Adjusted EBITDA calculation.
Despite the continuing impact of the COVID-19 pandemic, in particular with regard to supply chain and energy costs in the second half of the year, the Company’s Adjusted EBITDA results overwhelmingly exceeded its business plan expectations for 2021. The Company also completed the PMMA Acquisition, the Aristech Acquisition and the divestiture of its synthetic rubber business, furthering its goal of transforming into a specialty materials and sustainable solutions provider. See “Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations — Non-GAAP Performance Measures” of our Annual Report on Form 10-K for the year ended December 31, 2021 for more information on our approach to calculating Adjusted EBITDA and a reconciliation to the comparable GAAP measure.
Industry-leading environmental, health and safety metrics, as well as individual performance, are important measures for establishing performance objectives and measuring the performance of our NEOs. We are a Responsible Care® company and our environmental, health and safety policy states that protecting people and the environment is part of everything we do and every decision we make. Each employee has a responsibility to ensure that our products and operations meet applicable government and Company standards.
The 2021 ACI Plan includes three key environment, health and safety metrics that we track for our Company — Recordable Injuries as defined by OSHA, Process Safety Incidents as defined by the American Chemistry Council, and Loss of Primary Containment, which defines a containment as any physical device used to contain a chemical or plastic resin as part of our manufacturing processes. Incentive payouts with respect to these metrics are determined based on our achievement rating for Responsible Care® performance and in accordance with the threshold, target and maximum levels set forth in the table below.
In addition, each NEO had individual performance goals that included, depending on the NEO: corporate Adjusted EBITDA; asset, product optimization and customer profitability; organizational effectiveness; people; and cost management. The results achieved against each of these individual goals were assessed by the compensation committee and a percentage rating was assigned to each NEO.
The table below shows the weight and targets of the component metrics, along with the payout opportunity for the ACI Plan.
Performance Goal	Weight of Metric in ACI Plan (%)	Threshold Target	100% Performance Target	Exceeds Target
1. Financial Performance
2021 Adjusted EBITDA Target (Per 2021 Business Plan)	60%	$202M	$238M	$298M
2. Responsible Care®
Recordable Injuries*	5%	7	5	3
Loss of Primary Containment*	5%	7	5	3
Process Safety Incidents*	5%	2	1	0
Responsible Care® Sub-total	15%
3. Individual Goals	25%
Total Opportunity at Target	100%
Maximum Opportunity	200%

*
Metrics represent incident count.

The Company’s financial performance metric was based on an Adjusted EBITDA target of $238 million and threshold Adjusted EBITDA target of $202 million. The actual year-end Adjusted EBITDA for purposes of the 2021 ACI Plan was $497 million, which represents the Company’s year-end Adjusted EBITDA of $722 million excluding $93 million and $21 million in earnings from our joint ventures and Feedstocks segment, respectively, and excluding the negative impact of $100 million of favorable raw material timing, as described above, as well as incremental impacts of $12 million related to the Synthetic Rubber business, which was classified as discontinued operations during the second quarter of 2021 and sold in December 2021. Additionally, Adjusted EBITDA for purposes of the 2021 ACI Plan does not include the results of the businesses acquired in the PMMA Acquisition or Aristech Acquisition. Based on our 2021

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Compensation Discussion and Analysis
audited financial results, our compensation committee determined that our financial performance component resulted in 200% payout of the Adjusted EBITDA component of the ACI Plan, as set forth in the table below. All payout values in this table are shown as a percentage of target.

	Performance Target (100%)	Actual Result	Payout as % of Target	Payout as % of Total Target Bonus
Financial Performance (Adjusted EBITDA)	$238M	$497M	200%	120%
Our achievement rating for the Responsible Care® portion of the bonus qualified each NEO for 116.67% of the Responsible Care® component of the ACI Plan, as set forth below. All payout values in this table are shown as a percentage of target.

	Performance Target (100%)	Actual Result	Payout as % of Target	Payout as % of Total Target Bonus
Responsible Care®
Recordable Injuries*	5	6	50%	2.5%
Loss of Primary Containment*	5	5	100%	5%
Process Safety Incidents*	1	0	200%	10%
Responsible Care® Total			116.67%	17.5%

*
Metrics represent incident count.

The table below shows the contribution of each performance metric under our ACI Plan to the actual bonus award earned by our NEOs. All values in this table are shown as a percentage of target.

NEO	EBITDA (60%)	Responsible Care (15%)	Individual Goals (25%)	Actual Payout as a % of Target
Frank A. Bozich	200%	116.67%	130%	170.0%
David Stasse	200%	116.67%	130%	170.0%
Angelo N. Chaclas	200%	116.67%	130%	170.0%
Andre Lanning	200%	116.67%	130%	170.0%
Francesca Reverberi	200%	116.67%	110%	165.0%
During 2021, the target bonus for each NEO under the ACI Plan was based on a percentage of base salary. The table below shows the 2021 target annual incentive award for each NEO and the actual award payable, based on Company performance metrics and individual performance goals.

NEO	Target Payout as % of Base Salary	Target Payout Amount	Actual Payout as a % of Target	Actual Payout Amount
Frank A. Bozich	130%	$1,332,500	170%	$2,265,251
David Stasse	75%	$390,000	170%	$663,000
Angelo N. Chaclas	75%	$345,000	170%	$586,500
Andre Lanning (1)	50%	$250,768	170%	$389,464
Francesca Reverberi (1)	50%	$239,183	165%	$360,545

(1)
Mr. Lanning’s and Ms. Reverberi’s compensation is payable in CHF and was converted using the foreign exchange rate of US$1.0946 to CHF1.00. This rate was determined by averaging the monthly exchange rates in effect during 2021.

Long-Term Equity Incentive Compensation
Our compensation committee approved equity grants to certain key employees, including the NEOs, which were awarded in February 2021 under the Company’s Amended & Restated 2014 Omnibus Incentive Plan (the “Equity Plan”). Each of our NEOs received an equity award comprised of three types of awards: options to purchase our ordinary shares (30%), RSUs (30%), and PSUs (40%). The total award is based on a target percentage of their base salary, as shown in the table below. These awards are subject to time-based vesting conditions, with options vesting in three equal annual installments beginning on the first anniversary of the date of grant, RSUs vesting in full on the third anniversary of the date of grant and PSUs partially vesting on each of the first, second and third year anniversary of the date of grant,

39       2022 Proxy Statement

Compensation Discussion and Analysis
subject to the Company’s relative total shareholder return (“TSR”) performance. In each case, vesting is generally subject to the NEO’s continuous employment with us on the applicable vesting date.
NEO	LTI Target %	LTI Target Amount
Frank A. Bozich	350%	$3,587,500
David Stasse	175%	$910,000
Angelo N. Chaclas	150%	$690,000
Andre Lanning (1)	70%	$351,075
Francesca Reverberi (1) (2)	90.5%	$428,589

(1)
Mr. Lanning’s and Ms. Reverberi’s compensation is payable in CHF and was converted using the foreign exchange rate of $US 1.0946 to CHF1.00. This rate was determined by averaging the monthly exchange rates in effect during 2021.

(2)
Ms. Reverberi’s annual LTI Target % for 2021 was 70% of annual salary. However, she was granted an additional LTI award valued at 20.5% of her salary as a retention bonus following the divestiture of the Company’s synthetic rubber business and Ms. Reverberi’s appointment as Chief Sustainability Officer. The additional LTI award consisted of 50% Stock Options and 50% Restricted Stock Units, subject to the vesting terms set forth above.

Since 2017 the Board has granted PSUs as part of each NEO’s target equity compensation package to increase the percentage of at-risk, long-term incentive-based compensation. We believe the use of PSUs, in a higher concentration of equity compensation as compared to the RSU and stock option components, provides greater alignment between our executive compensation program and the creation of shareholder value through the Company’s long-term strategic initiatives. In addition, our Board considers the stock options to be performance-based because a stock option will only have value to the extent that our stock price increases after the date the stock option is granted.
PSUs granted in 2021 will vest during four performance periods, consisting of three one-year performance periods and one three-year performance period, which are each measured independently. Subject to the executive’s continued employment during the full three-year performance period, vesting will be calculated during each performance period based on the Company’s relative TSR performance, assuming the reinvestment of dividends, against the performance of all chemical and basic materials companies in the S&P 600 Small Cap Index (the “Performance Peer Group”). PSUs which vest during each performance period will be delivered, in aggregate, following the third anniversary of the grant date (the “final vesting date”).
The number of 2021 PSUs that will vest during each performance period, based on the achievement of relative TSR performance goals, will be as follows:
	% of Award Eligible for Vesting	TSE Performance			Payout %
Metric		Threshold	Target	Maximum	Threshold	Target	Maximum
2021 – 2022 TSE TSR (relative to Performance Peer Group)	15%	25th Percentile	50th Percentile	75th Percentile	50%	100%	200%
2022 – 2023 TSE TSR (relative to Performance Peer Group)	15%	25th Percentile	50th Percentile	75th Percentile	50%	100%	200%
2023 – 2024 TSE TSR (relative to Performance Peer Group)	15%	25th Percentile	50th Percentile	75th Percentile	50%	100%	200%
2021 – 2024 TSE TSR (relative to Performance Peer Group)	55%	25th Percentile	50th Percentile	75th Percentile	50%	100%	200%

*
Vesting is interpolated between the 25th and 50th and between the 50th and 75th percentiles.

Regardless of the targets above, vesting for each performance period is capped at 100% of target if the Company’s TSR is negative for the performance period. Additionally, the total value of the shares delivered at the final vesting date is capped at three times the target shares multiplied by the grant date share price. Because we assume reinvestment of dividends, dividend equivalents accrue during the performance period. However, dividend equivalents will be paid only if the PSUs vest, and are based on the number of vested PSUs delivered on the final vesting date, since we do not believe the executives should receive the benefit of such dividend earnings if the performance criteria associated with the PSU award is not otherwise met.
The PSU awards granted to NEOs in 2019 partially met their TSR performance metrics during the performance period and therefore 87% of the target awards vested in 2022. Of the Company’s current NEOs, Mr. Bozich and Mr. Chaclas received shares upon vesting of these PSU awards.

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Compensation Discussion and Analysis
Other Compensation Matters

Retirement Benefits
Our qualified U.S. savings plan (the “401(k) plan”) provides for (1) annual discretionary Company contributions and (2) employer matching contributions to be credited to participants’ accounts. The U.S.-based NEOs participate in this plan on the same basis as our other employees. We also maintain a non-qualified U.S. savings and deferral plan in which each of our U.S.-based NEOs may participate. This plan allows participants to defer a portion of their compensation on a pre-tax basis, with matching contributions from the Company that are payable at a future date based on the terms of the plan. Additionally, the plan provides for discretionary Company contributions in connection with earnings that are in excess of the limitations set forth in the 401(k) plan.
Our NEOs do not participate or have account balances in any qualified or non-qualified defined benefit pension plans sponsored by the Company, with the exception of Mr. Lanning and Ms. Reverberi, who participated in our Switzerland-based defined contribution retirement plan. Our NEOs do not participate in any supplemental employee retirement plan or have such a plan provided by their agreement.
Severance Benefits
Our NEOs are eligible for severance benefits under their employment agreements upon certain terminations of employment. The agreements provide each NEO, except Mr. Bozich, with severance benefits in an amount equal to 1.5 times the sum of the executive’s annual base salary and target bonus paid monthly over 18 months. Mr. Bozich’s employment agreement provides him with severance benefits, upon certain terminations of employment, in an amount equal to 2.0 times the sum of his annual base salary and target bonus paid monthly over 24 months.
We provide change-in-control severance benefits to certain executives, including our current NEOs. These change-in-control severance benefits are designed to minimize the distraction and uncertainty that could affect key management in the event we become involved in a transaction that could result in a change in control of the Company and to enable the executives to impartially evaluate such a transaction. These change-in-control benefits are structured with “double trigger” terms. Under the terms of these agreements, each NEO is entitled to a lump sum payment equal to the severance benefits set forth above (rather than payment of severance benefits in installments) if the NEO’s employment is terminated other than for “Cause” or if the NEO resigns for “good reason,” as defined in the agreements, within two years following a change in control of the Company. The compensation committee does not permit 280G gross-up provisions in its executive employment agreements or amendments.
Other Compensation
Each NEO is eligible to participate in our generally-applicable benefit plans, such as savings, medical, dental, group life, disability and accidental death and dismemberment insurance, in accordance with country practices. Additionally, the Company may offer certain perquisites to certain executives when appropriate or necessary to recruit or retain talented and qualified individuals. As a Company that operates worldwide, we often offer certain types of perquisites to our executives, such as moving or commuting expenses or tuition payments for executives’ children, in order to compensate individuals who relocate. See the footnotes to the “Summary Compensation Table” and the “Narrative Disclosure to Summary Compensation Table and Grants of Plan Based Awards Table; Other Narrative Disclosure” below for more details regarding the other compensation paid to our NEOs.
Anti-Hedging and Pledging Policy
The Board has adopted a policy prohibiting hedging transactions and disallowing pledging transactions subject to certain narrow exceptions. Pursuant to this policy, no officer, director or employee may engage in short sales, hedging or monetization transactions, such as zero-cost collars and forward sale contracts, puts, calls, or other derivative securities including options, warrants, convertible securities, stock appreciation rights or similar securities. This prohibition does not apply to exercise of Company stock options. Officers, directors and employees are also prohibited from maintaining Company securities in a margin account. No officer, director or employee of the Company may pledge Company securities as collateral for a loan without first showing financial capacity to repay the loan and obtaining preapproval from the Company’s Chief Compliance Officer.
Timing of Awards
We regularly award annual equity grants to our executive officers in February of each year, so as to provide a pre-set schedule for our equity grants that won’t be impacted by events external or internal to the Company. New hires may, depending on the timing of their hire, be eligible for a grant at the next board meeting following his or her hire.

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Compensation Discussion and Analysis
Compensation Committee Report

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis section (the “CD&A”) required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the compensation committee recommended to the Board that the CD&A be included in this proxy statement on Schedule 14A.
THE COMPENSATION COMMITTEE
Joseph Alvarado, Chair
Victoria Brifo
Pierre-Marie De Leener
Matthew Farrell
K’Lynne Johnson
Philip R. Martens

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Executive Compensation
Executive Compensation
Summary Compensation Table

The following table sets forth information regarding the compensation paid to or earned by our NEOs for the years ended December 31, 2021, 2020 and 2019, as applicable. For additional information, please read the footnotes and narrative disclosures that follow the table.
Name and Principal Position	Year	Salary ($) (2)	Bonus ($) (3)	Stock Awards ($) (4)	Option Awards ($)(5)	Non-Equity Incentive Plan Compensation ($) (6)	Changes in Pension Value and Non-qualified Deferred Compensation Earnings ($) (7) (8)	All Other Compensation ($) (9)	Total ($)
Frank A. Bozich President and Chief Executive Officer	2021	1,025,000	—	2,511,215	1,076,254	2,265,251	8	124,165	7,001,892
	2020	882,692	—	1,935,997	826,322	1,364,354	—	26,554	5,035,919
	2019	830,137	538,244	4,050,985	824,675	460,000	—	165,557	6,869,598
David Stasse Executive Vice President & Chief Financial Officer	2021	520,000	—	636,978	272,994	663,000	13	54,502	2,147,487
	2020	472,596	—	528,002	225,363	355,110	326	51,784	1,330,174
	2019	427,748	—	207,447	88,775	106,667	—	51,751	882,390
Angelo N. Chaclas Senior Vice President and Chief Legal Officer	2021	460,000	—	482,985	206,996	586,500	21,789	50,171	1,808,441
	2020	420,611	—	469,935	200,569	313,712	6,599	51,407	1,462,833
	2019	445,000	—	483,250	199,953	137,839	—	60,867	1,326,908
Andre Lanning (1) Senior Vice President and Chief Commercial Officer	2021	458,192	273,650	252,605	108,240	426,307	108,365	14,230	1,641,589
	2020	441,788	267,750	92,510	39,705	130,822	420,903	5,355	1,398,832

Francesca Reverberi (1) Senior Vice President and Chief Sustainability Officer	2021	437,023	116,301	288,509	152,208	394,653	—	5,254	1,393,948

(1)
Compensation for Mr. Lanning and Ms. Reverberi was paid or is payable in CHF. The amount of compensation earned or received during 2021 and 2020 was converted using the foreign exchange rate of US$1.0946 to CHF 1.00 and US$1.071 to CHF1.00, respectively. These rates have been determined by averaging the exchange rates in effect for each calendar year.

(2)
U.S. salaried employees are paid on a bi-weekly schedule. In 2020, there were 27 pay periods rather than the usual 26 pay periods. Salaries earned in 2020 for Messrs. Bozich, Stasse and Chaclas were higher than each executive’s annualized base salary due to the additional pay period.

(3)
The amount in this column paid to Ms. Reverberi in 2021 is related to a one-time retention award, following the divestiture of the Company’s synthetic rubber business and Ms. Reverberi’s appointment as Chief Sustainability Officer. The amounts in this column paid to Mr. Lanning are related to a sign-on bonus granted as part of his offer of employment made in 2019, and a retention award granted in 2020, which are paid in installments over multiple years. The amounts in this column for 2019 for Mr. Bozich reflect the one-time lump sum cash payment made to him in connection with his appointment as Chief Executive Officer and President, which was intended to compensate Mr. Bozich for the forfeiture of certain compensation from his previous employer. The cash bonus fully vested on the two-year anniversary of his start date with the Company.

(4)
The amount in this column reflects the fair value of restricted stock unit and performance unit awards granted in the periods presented, calculated in accordance with ASC 718. The assumptions used for determining fair value are described in Note 17 to our consolidated financial statements filed with our Annual Report on Form 10-K. The grant date fair value of the PSU awards granted in 2021, assuming achievement of the highest level of performance (200% of the target award) is as follows:

NEO	Maximum Grant Date Fair Value
Frank A. Bozich	$2,869,942
David Stasse	$727,957
Angelo N. Chaclas	$551,982
Andre Lanning	$288,692
Francesca Reverberi	$272,572

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Executive Compensation
(5)
The amount in this column reflects the fair value of option awards granted in the periods presented, computed using the Black-Scholes pricing model, whose inputs and assumptions are as of the grant dates and described in Note 17 to our consolidated financial statements filed with our Annual Report on Form 10-K.

(6)
This amount includes each NEO’s earned annual cash incentive payout as discussed in “Compensation Discussion and Analysis—Compensation Elements—Annual Cash Incentive Plan” above.

(7)
The amount in this column reflects the aggregate change in the actuarial present value of the applicable NEO’s accumulated benefit under our defined benefit pension plan and arrangements in respect of each year in the table. Messrs. Bozich, Stasse and Chaclas did not participate in pension and other postretirement benefit arrangements.

(8)
No amount is reported with respect to earnings on non-qualified deferred compensation plans because above market rates are not provided under such plans. See “—U.S. Non-Qualified Deferred Compensation Table” below for information with respect to the NEOs’ deferred compensation amounts for 2020.

(9)
Included in “All Other Compensation” for fiscal year 2021 were the following items:

NEO	401k Plan ($) (i)	Non-qualified deferred comp plan ($) (ii)	Allowances ($) (iii)	Other ($) (iv)	Total ($)
Frank A. Bozich	23,265	100,750	—	150	124,165
David Stasse	26,102	28,250	—	150	54,502
Angelo N. Chaclas	26,446	23,575	—	150	50,171
Andre Lanning	—	—	14,230	—	14,230
Francesca Reverberi	—	—	5,254	—	5,254

(i)
Represents Company matching and discretionary contributions to the 401(k) Plan.

(ii)
Represents Company matching and discretionary contributions to our non-qualified deferred compensation plan (such amounts are also included in the “U.S. Non-Qualified Deferred Compensation Table” below).

(iii)
These amounts represent a family allowance (for children until age 16; and for education until age 25) offered by the Swiss government.

(iv)
Represents the aggregate of all other compensation items paid to the NEOs for personal benefits, which individually do not exceed $10,000. For Messrs. Bozich, Stasse, and Chaclas, these amounts represent group life insurance premiums.

2022 Proxy Statement      44

Executive Compensation
Grant of Plan-Based Awards Table

The following table shows all plan-based awards granted to the NEOs during 2021. All equity awards were granted under the Equity Plan as a target percentage of each NEOs base salary with the target value of the equity award comprised of stock options (30%), RSUs (30%), and PSUs (40%). See “Compensation Discussion and Analysis—Compensation Elements—Long-Term Equity Incentive Compensation” for more information regarding the 2021 equity awards. All NEOs earned cash incentive awards for 2021 performance under the Company’s ACI Plan. See “Compensation Discussion and Analysis—Compensation Elements—Annual Cash Incentive Plan” above.
		Estimated Future Payouts Under Non-Equity Plan Awards (1)			Estimated Future Payouts Under Equity Plan Awards (2)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All other stock awards: Number of shares of stock or units (#) (3)	All other option awards: Number of securities underlying options (#) (4)	Exercise or Base Price of Option Awards ($/sh)	Closing Stock Price on Grant Date ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)
Frank A. Bozich
Options	2/17/2021	—	—	—	—	—	—	—	—	46,753	61.06	—
RSUs	2/17/2021	—	—	—	—	—	—	—	17,626	—	—	61.06
PSUs	2/17/2021	—	—	—	—	11,751	23,501	47,002	—	—	—	61.06
ACI Plan	1/1/2021	—	1,332,500	2,665,000	—	—	—	—	—	—	—	—
David Stasse
Options	2/17/2021	—	—	—	—	—	—	—	—	11,859	61.06	—
RSUs	2/17/2021	—	—	—	—	—	—	—	4,471	—	—	61.06
PSUs	2/17/2021	—	—	—	—	2,981	5,961	11,922	0	—	—	61.06
ACI Plan	1/1/2021	—	390,000	780,000	—	—	—	—	—	—	—	—
Angelo N. Chaclas
Options	2/17/2021	—	—	—	—	—	—	—	—	8,992	61.06	—
RSUs	2/17/2021	—	—	—	—	—	—	—	3,390	—	—	61.06
PSUs	2/17/2021	—	—	—	—	2,260	4,520	9,040	—	—	—	61.06
ACI Plan	1/1/2021	—	345,000	690,000	—	—	—	—	—	—	—	—
Andre Lanning
Options	2/17/2021	—	—	—	—	—	—	—	—	4,702	61.06	—
RSUs	2/17/2021	—	—	—	—	—	—	—	1,773	—	—	61.06
PSUs	2/17/2021	—	—	—	—	1,182	2,364	4,728	—	—	—	61.06
ACI Plan	1/1/2021	—	250,768	501,536	—	—	—	—	—	—	—	—
Francesca Reverberi
Options	2/17/2021	—	—	—	—	—	—	—	—	6,612	61.06	—
RSUs	2/17/2021	—	—	—	—	—	—	—	2,493	—	—	61.06
ACI Plan	2/17/2021	—	—	—	—	1,116	2,232	4,464	—	—	—	61.06

(1)
Represents awards provided under our ACI Plan discussed above under “Compensation Discussion and Analysis—Compensation Elements—Annual Cash Incentive Plan”. The maximum amount represents two times the target amount. The actual amounts earned by the NEOs with respect to 2021 are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table above.

(2)
This column represents unvested PSUs granted in 2021. PSUs partially vest in four performance periods ending on each of the first, second and third year anniversary of the date of grant, subject to achieving certain TSR performance metrics during each vesting period. The number of PSUs that vest upon completion of each performance period can range from 0 to 200% of the original grant.

(3)
This column represents unvested RSUs granted in 2021. All RSUs vest in full on the third anniversary of the grant date.

(4)
Option awards vest in three equal installments beginning on the first anniversary of the grant date.

45       2022 Proxy Statement

Executive Compensation
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table; Other Narrative Disclosure

Employment Agreements with Current Executives
Each NEO is employed by us pursuant to a written agreement of employment. We entered into new executive employment agreements with Mr. Bozich in December 2018, Mr. Stasse in April 2019, Mr. Chaclas in January 2020, Mr. Lanning in October 2021 and Ms. Reverberi in October 2021. Mr. Bozich’s employment agreement provides for an initial three-year term, which may be terminated with at least one year prior written notice. Mr. Stasse’s and Mr. Chaclas’ agreements provide for an initial term of one year and are subject to automatic one-year extensions beginning on the expiration of the initial term, which may be terminated with at least 90 days’ prior written notice from the executive or the Company stating the intent not to extend the employment term. Mr. Lanning and Ms .Reverberi’s employment agreement may be terminated with 6 months’ advance written notice.
Under the terms of their agreements, Messrs. Bozich, Stasse, Chaclas, Lanning and Ms. Reverberi were entitled to receive minimum annual base salaries in 2021 of $1,025,000, $520,000, $460,000, CHF 458,192 and CHF 450,000, respectively. These salaries are subject to annual review by the Board (or a committee thereof) during the first 90 days of each calendar year, and the base salary in respect of such calendar year may be increased above, but not decreased below, its level for the preceding calendar year. Each NEO is also entitled to participate in our employee and fringe benefit plans as may be in effect from time to time on the same general basis as our other employees.
Under their employment agreements, including increases approved by the compensation committee, Messrs. Bozich, Stasse, Chaclas and Lanning and Ms. Reverberi had target bonus opportunities under our ACI Plan equal to 130%, 75%, 75%, 50% and 50%, respectively, of their base salaries. For 2021, these payouts were paid above target, near the maximum threshold under the ACI Plan, due to the Company’s significant financial performance in 2021, as well as for outstanding personal performance of those NEOs involved in the Company’s closing of the PMMA Acquisition, Aristech Acquisition, and the sale of the Company’s synthetic rubber business. See “Compensation Discussion and Analysis—2021 Compensation Structure and Performance—Annual Cash Incentive Plan” for additional details on how the cash incentive awards were determined.
Equity Awards under Amended & Restated 2014 Omnibus Incentive Plan
Each of our NEOs participated in our Equity Plan in 2021. Messrs. Bozich, Stasse, Chaclas and Lanning and Ms. Reverberi received an annual target equity incentive award under the Equity Plan of 350%, 175%, 150%, 70% and 70% respectively, of their base salaries. The value of the equity award is split among stock options (30%), RSUs (30%), and PSUs (40%).
Restricted Stock Units.   RSUs granted under the Equity Plan will vest in full on the third anniversary of the grant date, generally subject to the executive’s continued employment with the Company on the vesting date. Upon a termination of employment due to the employee’s death or disability prior to the vesting date, or termination without cause within 2 years of a change in control, the RSUs will vest in full. Upon the employee’s retirement prior to the vesting date, or without cause due to a restructuring or redundancy, the RSUs will vest in part, prorated based on the employee’s termination date. In the event the employee voluntarily resigns or is terminated for cause, all unvested RSUs will be forfeited. Upon vesting, for each RSU held by an award holder, such award holder will be entitled to an amount equal to any cash dividend or repayment of equity paid by the Company for one ordinary share during the vesting period (“dividend equivalents”). Award holders have no right to receive the dividend equivalents unless and until the associated RSUs vest. The dividend equivalents will be payable in cash and will not accrue interest.
Performance Stock Units.   PSUs granted under the Equity Plan will vest during four performance periods, consisting of three one-year performance periods and one three-year performance period, which are each measured independently. Vesting will be calculated during each performance period, subject generally to the executive’s continued employment and based on the Company’s relative TSR performance, assuming the reinvestment of dividends, against the performance of all chemical and basic materials companies in the S&P 600 Small Cap Index. The percentage of the total PSU award that may vest during each performance period is as follows:
Performance Period	% of Award Eligible for Vesting
2021 – 2022	15%
2022 – 2023	15%
2023 – 2024	15%
2021 – 2024	55%

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Executive Compensation
The percentage of PSUs that will vest during each performance period, based on TSR performance metrics, is generally as follows:
Trinseo Percentile Ranking Relative to Peer Group	% of Target Shares Vested*
Under 25th percentile	0%
25th percentile	50%
50th percentile	100%
75th percentile	200%

*
Vesting is interpolated between the 25th and 50th and between the 50th and 75th percentiles

Regardless of the foregoing targets, vesting of the PSUs is capped at 100% of target if the Company’s TSR is negative for the three-year performance period. Additionally, the total value of the awards delivered at vesting is capped at three times the target shares multiplied by the grant date share price. Because the Company assumes reinvestment of dividends, dividend equivalents accrue during the performance period. However, dividend equivalents will be paid only if, and to the extent, the PSUs vest, since we do not believe the executives should receive the benefit of such dividend earnings if the performance criteria associated with the PSU award is otherwise not met. PSUs which vest during each performance period will be delivered, in aggregate, on the third anniversary of the grant date.
Upon a termination of employment due to the employee’s death or disability prior to the vesting date, the performance vesting requirements will be deemed to have been met and a pro-rated portion of the PSUs will vest based on the employee’s termination date. Upon an employee’s retirement, a pro-rated portion of the PSUs will vest based on the employee’s termination date, subject to meeting the performance vesting requirements. If an employee is terminated without cause within 2 years of a change in control, the PSUs will vest based on a meeting the performance vesting requirements during the performance period ending on the date of the change in control. In the event the employee voluntarily resigns or is terminated for cause, all unvested PSUs will be forfeited.
Stock Options. The option awards issued under the Equity Plan, which contain an exercise term of nine years from the grant date, vest in three equal annual installments beginning on the first anniversary the grant date, generally subject to the employee remaining continuously employed on the applicable vesting date. Upon a termination of employment due to the employee’s death or disability prior to the vesting date, or termination without cause within 2 years of a change in control, the options will vest immediately. Upon the employee’s retirement or a termination of employment by the Company without cause in connection with a restructuring or redundancy prior to a vesting date, the options will continue to vest on the original vesting schedule. In the event the employee voluntarily resigns or is terminated for cause, all vested and unvested options will be forfeited.

47       2022 Proxy Statement

Executive Compensation
Outstanding Equity Awards at Fiscal Year-End Table

The table below sets forth certain information regarding outstanding and unvested equity awards held by the NEOs as of December 31, 2021. The awards below represent RSUs, PSUs, and options issued under our Amended & Restated 2014 Omnibus Incentive Plan.
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Options (#) (1) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#) (2)	Market value of shares or units of stock that have not vested ($) (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that have Not Vested (#) (4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have Not Vested ($) (3)
Frank A. Bozich	2/17/2021	—	46,753	61.06	2/17/2030	17,626	924,660	23,501	1,232,862
	2/25/2020	41,914	83,829	24.30	2/25/2029	33,951	1,781,069	45,267	2,374,707
	3/4/2019	35,626	17,814	50.95	3/4/2028	35,819	1,879,065	41,217	2,162,244
David Stasse	2/17/2021	—	11,859	61.06	2/17/2030	4,471	234,549	5,961	312,714
	2/25/2020	—	22,863	24.30	2/25/2029	9,259	485,727	12,346	647,671
	2/26/2019	1,923	1,924	51.02	2/26/2028	4,066	213,302	—	—
	2/22/2018	3,847	—	81.20	2/22/2027	—	—	—	—
	2/16/2017	2,530	—	71.45	2/16/2026	—	—	—	—
Angelo N. Chaclas	2/17/2021	—	8,992	61.06	2/17/2030	3,390	177,839	4,520	237,119
	2/25/2020	10,173	20,348	24.30	2/25/2029	8,241	432,323	10,988	576,430
	3/4/2019	—	—	—	—	—	—	5,240	274,890
	2/26/2019	8,664	4,332	51.02	2/26/2028	3,925	205,906	—	—
	2/22/2018	8,182	—	81.20	2/22/2027	—	—	—	—
	2/16/2017	8,253	—	71.45	2/16/2026	—	—	—	—
Andre Lanning	2/17/2021	—	4,702	61.06	2/17/2030	1,773	93,012	2,364	124,015
	2/25/2020	2,014	4,028	24.30	2/25/2029	3,807	199,715	—	—
Francesca Reverberi	2/17/2021	—	6,612	61.06	2/17/2030	2,493	130,783	2,232	117,091
	2/25/2020	2,669	5,338	24.30	2/25/2029	5,044	264,608	—	—
	2/26/2019	1,709	855	51.02	2/26/2028	1,807	94,795	—	—
	2/22/2018	1,845	—	81.20	2/22/2027	—	—	—	—
	2/16/2017	1,668	—	71.45	2/16/2026	—	—	—	—
	2/22/2016	1,173	—	26.97	2/22/2025	—	—	—	—

(1)
Option awards vest in three equal installments beginning on the first anniversary of the grant date.

(2)
This column represents unvested RSUs. All RSU awards vest in full on the third anniversary of the grant date.

(3)
The market value of the RSU and PSU awards was calculated using the Company’s closing stock price on December 31, 2021 of $52.46.

(4)
This column represents unvested PSUs. All PSU awards granted prior to 2021 vest in full on the third anniversary of the grant date, subject to achieving certain TSR performance metrics. PSU awards granted in 2021 vest during four performance periods, consisting of three one-year performance periods and one three-year performance period, which are each measured independently, subject to achieving certain TSR performance metrics. The number of the PSUs that vest upon completion of the performance period can range from 0 to 200% of the original grant. The number of unvested PSUs was calculated assuming target (100%) achievement.

2022 Proxy Statement      48

Executive Compensation
Options Exercised and Shares Vested Table

The following table shows the number of options exercised and the number of shares acquired through the vesting of RSU awards by our NEOs during 2021.
	Option Awards		Share Awards
Name	Number of Options Exercised (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Frank A. Bozich	—	—	—	—
David Stasse	16,546	620,303	5,136	286,323
Angelo N. Chaclas	15,884	677,203	2,250	145,350
Andre Lanning	—	—	—	—
Francesca Reverberi	—	—	1,184	76,486
U.S. Non-Qualified Deferred Compensation Table
The following table summarizes the activity during 2021, as well as the year-end account balances, in our non-qualified savings and deferred compensation plan for Messrs. Bozich, Stasse and Chaclas. Mr. Lanning and Ms. Reverberi are based in Switzerland and were not eligible to participate in this plan. The plan allows eligible employees, including the NEOs, to defer a portion of their compensation (up to 75% of base salary and up to 100% of annual cash incentive awards) on a pre-tax basis with a matching contribution from the Company, payable at a future date based on specific plan parameters. Additionally, the plan provides for discretionary company contributions in connection with earnings in excess of the limits under the Company’s 401(k) plan. While the plan is unfunded, amounts deferred under the plan are credited with earnings based on the performance of selected investment vehicles that are available in the open market. The plan is available to all U.S. employees who satisfy certain eligibility requirements, including the NEOs. An eligible participant can elect to receive a distribution under the plan in the form of a lump sum payment upon separation from service with the Company. Additionally, a participant may elect to receive a distribution at a specified future date in either a single lump sum or a series of annual installments over a period of 5 to 10 years. However, this latter distribution option is only available for the elective deferral of a participant’s base salary and annual cash incentive award. Company matching and discretionary contributions must be paid as a lump sum at separation from employment.
Name	Executive Contributions in 2021 ($) (1)	Company Contributions in 2021 ($) (2)	Aggregate Earnings in 2021 ($) (3)	Aggregate Withdrawals/ Distributions in 2021 ($)	Aggregate Balance as of December 31, 2021 ($) (4)
Frank Bozich	—	100,750	8	—	100,758
David Stasse	—	28,250	13	—	136,673
Angelo N. Chaclas	—	23,575	21,789	—	231,420

(1)
Represents the amount contributed under the non-qualified savings and deferred compensation plan. This amount is included in the Summary Compensation Table as part of “Salary”.

(2)
Includes matching and discretionary amounts that were contributed by the Company under the non-qualified savings and deferred compensation plan. These amounts are also included in the Summary Compensation Table in the “All Other Compensation” column.

(3)
Represents earnings on account balances under the Company’s non-qualified savings and deferred compensation plan. Amounts are not reported as compensation in the Summary Compensation Table.

(4)
Includes amounts that were reported as compensation in the Summary Compensation Table in 2021 and prior years to the extent such amounts were contributed by the executive and the Company, but not to the extent that such amounts represent earnings.

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Executive Compensation
Pension and Other Postretirement Benefits

Switzerland Retirement Plan
The Switzerland retirement plan is a fully insured defined contribution pension plan. Future retirement benefits are calculated based on accumulated savings at retirement, which consists of savings contributions made by the employee and the Company, and an annually credited interest rate that is contingent upon investment results. Actual retirement benefits will be dependent on investment results, actual rate of interest applied on the savings capital, potential future changes in plan regulation and/or legal changes and future salary changes. The amount of pensionable salary is calculated using base pay plus the annual target bonus amount minus a coordination amount that reflects the maximum social security pension in place at the time, and is subject to a statutory maximum. Employee and Company contributions are based on the employee’s age and determined in accordance with the percentage of pensionable salary as follows:
Name	Employee saving contributions in % of pensionable salary	Employer saving contributions in % of pensionable salary
Andre Lanning	10.00%	10.00%
Francesca Reverberi	8.00%	12.00%
In addition, the Company pays the total premiums for risk benefits and other costs. Benefits are paid as a monthly annuity, lump sum or a combination of these two payment forms.
Supplemental Employee Retirement Benefit
The following table shows the actuarial present value of accumulated pension and other post-retirement benefits as of December 31, 2021:
Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($) (1) (2) (3)	Payments During 2021 ($)
Andre Lanning	Switzerland Retirement Plan	2.5	402,813	—
Francesca Reverberi	Switzerland Retirement Plan	34.5	2,380,755	—

(1)
Mr. Lanning and Ms. Reverberi’s accumulated benefit is calculated in CHF and was converted using the foreign exchange rate of US$1.0946 to CHF1.00. This rate was determined by averaging the monthly exchange rates in effect during 2021.

(2)
The inputs and assumptions used to determine the present value of accumulated benefits, if any, are provided in the table below. These assumptions are consistent with the assumptions set forth in Note 17 to the 2021 consolidated financial statements filed with our Annual Report on Form 10-K.

	Discount rate	Salary increase
Switzerland Retirement Plan	0.23%	2.0%
Payments upon Termination or Change in Control

Messrs. Bozich, Stasse and Chaclas
In the event of an executive’s termination of employment for any reason, Messrs. Bozich, Stasse and Chaclas will each be entitled to receive any unpaid base salary through the date of termination and all accrued and vested benefits under our vacation and other benefit plans and, except in the case of a termination by us for “cause” or by the executive without “good reason” (each, as defined in the executive’s employment agreement), (i) any annual bonus earned but unpaid with respect to the calendar year ending on or preceding the date of termination and (ii) a pro rata target bonus for the calendar year of termination.
In addition to the severance benefits described above, upon termination of an executive without “cause” or by the executive for “good reason,” the executive will be entitled to receive the following severance benefits, subject to the executive’s timely execution of a general release of claims.
In the case of Mr. Bozich, in the event of his termination by the Company without “cause” or if Mr. Bozich terminated his employment for “good reason”, Mr. Bozich would be entitled to receive a severance amount equal to 2.0 times his annual base salary and target bonus, payable in equal monthly installments over the 24-month period following his termination. Additionally, Mr. Bozich is eligible to receive continued health benefits for a period of 24 months following such termination, provided, however, that if he obtains other employment that offers group health benefits, such continued insurance coverage will terminate, or enrolls in coverage through Medicare, a spousal plan, or an insurance exchange other than COBRA, the Company will pay Mr. Bozich the amount equivalent to the Company’s share of COBRA premiums for 24 months as if Mr. Bozich had enrolled in COBRA.

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Executive Compensation
In the case of Messrs. Stasse and Chaclas, each will be entitled to receive, subject to his timely execution of a general release of claims (i) an amount equal to 1.5 times the sum of his respective base salary and target bonus, payable in equal monthly installments over the 18 month period following such termination, and (ii) 18 months of health benefits continuation, provided, however, that if he obtains other employment that offers group health benefits, such continued insurance coverage will terminate. To the extent that any executive experiences a termination of employment by us without “cause” or by the executive for “good reason” within two years following a “change in control” (as defined in the agreements), the cash severance benefits described above will be (or would have been) paid to such executive in a cash lump sum as opposed to in installments.
For Messrs. Bozich, Stasse and Chaclas, to the extent that any payments that are considered to be contingent on a change in control would be subject to Sections 280G and 4999 of the Code, such payments will be reduced if the net benefit to them on an after-tax basis would be greater than receiving the full value of all payments and paying the excise tax. The amounts in the table assume that the full amounts were paid to the executives, without any limitation.
To the extent that any portion of either Messrs. Bozich’s, Stasse’s or Chaclas’ severance amount due to a termination of employment by us without “cause” or by the executive for “good reason” constitutes nonqualified deferred compensation for purposes of Section 409A of the Internal Revenue Code, any payment scheduled to occur during the first 60 days following his termination of employment shall not be paid until the 60th day following his termination.
The agreements with Messrs. Bozich, Stasse and Chaclas contain a non-competition covenant that prohibits the executive from competing against us for a period of two years following termination of employment. These agreements also contain non-solicitation provisions that prohibit the executive from actively soliciting our employees, customers or suppliers during the period of employment and for a period of two years following termination of employment. The executives are also subject to perpetual confidentiality restrictions that protect our proprietary information, developments and other intellectual property.
Mr. Lanning and Ms. Reverberi
In the event of termination of his or her employment for any reason, Mr. Lanning and Ms. Reverberi will be entitled to receive any unpaid base salary through their date of termination and all accrued and vested benefits under our vacation and other benefit plans and, except in the case of a termination by us for “cause” or by the executive (i) any annual bonus earned but unpaid with respect to the calendar year ending on or preceding the date of termination; and (ii) an amount equal to the pro-rata portion of his or her target bonus for the calendar year of termination. Mr. Lanning and Ms. Reverberi will also each receive payments required by applicable law upon a termination by reason of disability, as described in the table below.
In addition to the severance benefits described above, upon termination of Mr. Lanning or Ms. Reverberi by us without “cause”, each will be entitled to receive severance benefits, subject to his or her timely execution of a general release of claims. Mr. Lanning’s and Ms. Reverberi’s severance benefits will be an amount equal to 1.5 times of the sum of their annual base salary and target bonus, payable in equal monthly installments over the 18-month period following such termination. To the extent that he or she experiences a termination of employment by us without “cause” or by him or her for “good reason” within two years following a “change in control” (as defined in their agreement), the cash severance benefits described above will be paid in a cash lump sum as opposed to in installments.
The agreements for Mr. Lanning and Ms. Reverberi contain a non-competition covenant that prohibits each executive from competing against us, and non-solicitation provisions that prohibit each executive from actively soliciting our employees, customers or suppliers, for a period of two years, following her termination of employment. Mr. Lanning and Ms. Reverberi are also subject to perpetual confidentiality restrictions that protect our proprietary information, developments and other intellectual property.
Potential Payments
The following table provides examples of the potential payments upon termination or upon a termination following a change in control to our NEOs, as if such event(s) took place on December 31, 2021 (the last business day of our most recent fiscal year). The amounts reflected in this table were determined in accordance with each NEO’s then existing employment agreement.
Amounts shown do not include (i) accrued but unpaid salary and vested benefits, including pension (as described above) and (ii) other benefits earned or accrued by the named executive officer during his or her employment that are available to all salaried employees and that do not discriminate in scope, terms or operations in favor of executive officers. With respect to any termination of employment, each NEO is entitled to receive accrued but unpaid base salary through the date of termination of employment, accrued but unpaid

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Executive Compensation
vacation and pension benefits (as described above) through such date, and, in the case of a termination due to death, earned but unpaid bonus, if any, for the immediately preceding calendar year and a pro-rata bonus for the year of termination.
Name	Termination Trigger	Cash Separation Payment ($) (1)	Health and Welfare Benefits ($) (2)	Value of Previously Unvested Equity Awards ($) (3)	Value of Insurance Benefit ($) (4)	2021 Target Cash Compensation ($) (5)	Cash Separation Payment Multiple
Frank A. Bozich	Termination for Cause	—	—	—	—	—	—
	Termination Without Cause	4,715,000	20,959	5,660,009	—	$2,357,500	2
	Death	—	—	11,179,291	500,000	—	—
	Disability	—	20,959	11,179,291	250,000	—	—
	Change in Control	4,715,000	20,959	13,160,137	—	2,357,500	2
David Stasse	Termination for Cause	—	—	—	—	—	—
	Termination Without Cause	$1,365,000	21,190	1,233,488	—	910,000	1.5
	Death	—	—	2,109,012	500,000	—	—
	Disability	—	21,190	2,109,012	250,000	—	—
	Change in Control	1,365,000	21,190	2,597,250	—	910,000	1.5
Angelo N. Chaclas	Termination for Cause	—	—	—	—	—	—
	Termination Without Cause	1,207,500	13,327	1,109,072	—	805,000	1.5
	Death	—	—	2,131,422	500,000	—	—
	Disability	—	13,327	2,131,422	250,000	—	—
	Change in Control	1,207,500	13,327	2,552,180	—	805,000	1.5
Andre Lanning	Termination for Cause	—	—	—	—	—	—
	Termination Without Cause	1,128,457	—	265,644	—	752,305	1.5
	Death	—	—	448,471	—	—	—
	Disability	—	—	448,471	—	—	—
	Change in Control	1,128,457	—	538,857	—	752,305	1.5
Francesca Reverberi	Termination for Cause	—	—	—	—	—	—
	Termination Without Cause	1,076,322	—	450,603	—	717,548	1.5
	Death	—	—	690,704	—	—	—
	Disability	—	—	690,704	—	—	—
	Change in Control	1,076,322	—	776,043	—	717,548	1.5

(1)
Cash separation payments are generally payable in installments except for payments upon a change in control, which are generally payable in a lump sum.

(2)
Mr. Lanning and Ms. Reverberi receive government sponsored health and welfare benefits, and therefore, do not participate in the Company’s health and welfare benefit plans.

(3)
Represents the value associated with equity awards issued under our Equity Plan, described in “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table” above and dividend equivalents paid, as applicable on these awards. Under our Equity Plan, RSUs and options vest in full upon death, disability, or a change in control, and vest in part in certain circumstances when termination is without cause. PSUs vest in full upon a change in control, and vest in part upon death or disability. The value of the equity awards granted under our Equity Plan was calculated using the Company’s closing stock price on December 31, 2021 of $52.46. While the number of PSUs that vest can range from 0 to 200% of the original grant, the information in the table above was calculated presuming performance was at target, and therefore 100% of the original grant.

(4)
Represents the maximum value of insurance payable on death due to accident or dismemberment or in the event of permanent disability. The insurance death benefit would be $250,000, where the executive’s death was due to a cause other than accident or dismemberment. Employees in Switzerland are not covered under the employee life insurance policy and only receive applicable social system death benefits.

(5)
Represents NEO’s base salary plus target ACI Plan payout amount.

2022 Proxy Statement      52

CEO Pay Ratio
CEO Pay Ratio
Due to the changes the Company’s employee population stemming from the acquisition of PMMA business from Arkema S.A. and Aristech, Inc., as well as the divestiture of our synthetic rubber business, the Company updated its median employee for its 2021 CEO pay ratio calculation, and calculated the total annual compensation for this employee using the same methodology as used for our named executive officers.
The Company determined that as of December 31, 2021, the total number of employees was 3,341. When identifying the median employee in 2021, the Company chose target total cash compensation as the consistently applied compensation measure. To make this calculation, the Company annualized pay for those employees who commenced work during 2021, through recruitment and acquisition, and any employee who was on unpaid leave for a portion of 2021. The Company used a statistically valid sampling methodology to identify a population of employees whose target total cash compensation was within a 2% range of the median. From this sample, the Company identified the median employee.
Total compensation for 2021 for our CEO was $7,001,892, and the median employee’s total compensation was $75,385. Therefore, as further described in the table below, the Company’s 2021 ratio of CEO pay to median worker pay is 93:1.
Compensation Element	CEO ($)	Median Employee ($)
Annual Salary	1,025,000	61,370
Bonus	—	2,250
Fair Value of Stock Awards	2,511,215	—
Fair Value of Option Awards	1,076,254	—
Non-equity Incentive Plan Compensation	2,265,251	5,999
Change in Pension Value	8	—
All Other Compensation	124,165	5,766
Summary Compensation Table Totals	7,001,892	75,385
2021 CEO Pay Ratio	93:1
SEC rules for identifying the median employee allow companies to adopt a variety of methodologies, and to use reasonable estimates and assumptions that reflect their compensation practices. As such, pay ratios reported by other companies may not be comparable to the Company’s pay ratio reported above.

53       2022 Proxy Statement

Director Compensation
Director Compensation
For each of our non-employee directors, our 2021 director compensation program consisted of an annual cash retainer payment of $90,000, and an annual equity retainer of restricted stock units with a grant date fair value of $130,000, which vest on the one-year anniversary of their grant date. Additionally, the Board’s non-employee chair received an additional annual cash retainer of $130,000 (starting in June 2021 following shareholder approval of an increase). The non-employee chairs of the audit committee, compensation committee, and nominating and corporate governance committee received additional annual cash retainers of $25,000, $15,000, and 10,000, respectively.
Our directors are subject to the Company’s share ownership guidelines, which stipulate that each director must hold five (5) times their annual cash retainer in Trinseo shares within five (5) years from the date of becoming a Board member. All directors subject to the guidelines are in compliance.
The following table sets forth information concerning the compensation earned by our directors during fiscal 2021.
	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2) (3)	All Other Compensation ($) (4)	Total ($)
Joseph Alvarado	$90,625	$130,000		$220,625
Victoria Brifo	$45,000	$130,000		$175,000
Jeffrey J. Cote	$90,000	$130,000		$220,000
Pierre-Marie De Leener	$90,000	$130,000		$220,000
Jeanmarie Desmond	$90,000	$130,000		$220,000
Matthew Farrell	$90,000	$130,000		$220,000
K’Lynne Johnson	$213,029	$130,000		$343,029
Sandra Beach Lin	$90,000	$130,000		$220,000
Philip R. Martens	$100,000	$130,000		$230,000
Donald T. Misheff	$90,000	$130,000		$220,000
Henri Steinmetz	$90,000	$130,000	$11,475	$231,475
Mark Tomkins	$115,000	$130,000		$245,000

(1)
Consists of annual retainer amounts, which are paid quarterly and prorated based on the date of appointment as a director, or as committee or board chair.

(2)
The amounts reported represent the grant date fair value of restricted stock units granted in 2021 calculated in accordance with ASC 718. The assumptions used for determining fair value are described in Note 17 to our consolidated financial statements filed with our Annual Report on Form 10-K.

(3)
As of December 31, 2021, each of our non-employee directors held 2,260 shares pursuant to unvested restricted stock unit awards.

(4)
The amount for Mr. Steinmetz reflects the reimbursement of Value Added Tax incurred for the provision of his director services.

2022 Proxy Statement      54

Audit Committee Matters
Audit Committee Matters
Audit Committee Report

We operate in accordance with a written charter adopted by the Board and reviewed annually by the audit committee, a copy of which is available on our website, investor.trinseo.com, under the “Corporate Governance—Committee Composition” section. We are responsible for overseeing the quality and integrity of Trinseo’s accounting, auditing and financial reporting practices. In accordance with the rules of the SEC and the NYSE, the audit committee is composed entirely of members who are independent, as defined by the listing standards of the NYSE. Further, the Board has determined that five of its members, Ms. Desmond and Messrs. Cote, Farrell, Misheff and Tomkins, are each audit committee financial experts as defined by the rules of the SEC.
The audit committee met nine times during fiscal 2021 with Trinseo’s management and PricewaterhouseCoopers LLP (“PwC”), Trinseo’s independent registered public accounting firm, including, but not limited to, meetings held to review and discuss the annual audited and quarterly financial statements and the Company’s earnings press releases.
We believe that we fully discharged our oversight responsibilities as described in our audit charter, including with respect to the audit process. We received the written disclosures and the letter from PwC pursuant to Rule 3526, Communication with Audit Committees Concerning Independence, of the Public Company Accounting Oversight Board (“PCAOB”) concerning any relationships between PwC and Trinseo and the potential effects of any disclosed relationships on PwC’s independence and discussed with PwC its independence. We discussed with management, the internal auditors and PwC, Trinseo’s matters including internal control over financial reporting and the internal audit function’s organization, responsibilities, budget and staffing. We reviewed with both PwC and our internal auditors their audit plans, audit scope, identification of audit risks and the results of their audit efforts.
We discussed and reviewed with PwC the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees,” as adopted by the PCAOB and, with and without management present, discussed and reviewed the results of PwC’s examination of Trinseo’s financial statements. We also discussed the results of the internal audit examinations with and without management present.
Audit and Other Fees

The following table shows the fees for professional services rendered by PwC for the year ended December 31, 2021 (fiscal 2021) and the year ended December 31, 2020 (fiscal 2020):
	2021	2020
Audit fees (1)	$8,145,000	$5,289,000
Audit-related fees (2)	$913,000	$4,990,000
Tax fees (3)	$48,000	$203,000
All other fees (4)	$5,000	$5,000
Total fees	$9,111,000	$10,487,000

(1)
Consists of the audit of the Company’s financial statements and evaluation and reporting on the effectiveness of the Company’s internal controls over financial reporting, statutory audits, reviews of the Company’s quarterly financial statements, issuance of a comfort letter in connection with the Company’s 2021 debt offering, as well as services performed in conjunction with other SEC and regulatory filings. Fees also include audit services related to the PMMA Acquisition and Aristech Acquisition, and the sale of the synthetic rubber business. These fees include $297,000 paid to PricewaterhouseCoopers for the audit of all statutory accounts required by Irish law during fiscal 2021. These fees also include $87,395 and $235,811 paid to PricewaterhouseCoopers Société cooperative for the audit of all statutory accounts required by Luxembourg law during fiscal 2021 and fiscal 2020, respectively.

(2)
Primarily consists of services related to carve-out audits, financial due diligence, pension plan audits, and various other agreed upon procedures.

(3)
Consists of tax compliance and preparation fees, tax due diligence, as well as worldwide tax advisory and consulting services.

(4)
Consists of subscriptions to knowledge tools.

We pre-approve all audit services and all permitted non-audit services by PwC, including engagement fees and terms. Our policies prohibit the Company from engaging PwC to provide any services relating to bookkeeping or other services related to accounting records or financial statements, financial information system design and implementation, appraisal or valuation services, fairness opinions or contribution-in-kind reports, actuarial services, internal audit outsourcing, any management function, legal services or expert services not related to the audit, broker-dealer, investment adviser, or investment banking services or human resource consulting. In addition, we evaluate whether the Company’s use of PwC for permitted non-audit services is compatible with maintaining PwC’s independence. We concluded that PwC’s provision of non-audit services, all of which we approved in advance, was compatible with its independence.

55       2022 Proxy Statement

Audit Committee Matters
We reviewed the audited consolidated financial statements of Trinseo as of December 31, 2021 with management and PwC. Management has the responsibility for the preparation of Trinseo’s financial statements, and PwC has the responsibility for the audit of those statements.
Based on these reviews and discussions with management and PwC, we recommended to the Board that Trinseo’s audited financial statements be included in its Annual Report on Form 10-K for fiscal 2021 for filing with the SEC. We have reviewed and evaluated the performance of PwC, and as a result have selected PwC as the independent registered public accounting firm for the year ended December 31, 2022, subject to ratification by Trinseo’s shareholders, and our authority to set auditor remuneration will be subject to approval by Trinseo’s shareholders. We have also evaluated and selected PricewaterhouseCoopers as the independent auditor for all of Trinseo’s statutory accounts required under Irish law for the year ended December 31, 2022.
Audit Committee
Mark Tomkins, Chair
Jeffrey J. Cote
Jeanmarie Desmond
Matthew Farrell
Donald T. Misheff
Henri Steinmetz

2022 Proxy Statement      56

Proposal 3
Proposal 3—Ratification of Appointment of the Independent Registered Public Accounting Firm and Authorization of the Board to Set Auditors’ Remuneration
The Audit Committee of our Board has retained PwC to be our independent registered public accounting firm for the year ending December 31, 2022. The Audit Committee has further recommended that such appointment be submitted for ratification by our shareholders at the Annual Meeting.
We are also asking our shareholders to authorize the audit committee of the Board to determine the remuneration of our independent registered public accounting firm and the Company’s statutory auditor.
Therefore, we are seeking (i) ratification of the appointment of PwC as our independent registered public accounting firm, in a non-binding advisory vote, and (ii) authorization, in a binding vote, of the authority of the audit committee of the Board to determine the remuneration of our independent registered public accounting firm and the Company’s statutory auditor, from our shareholders at the Annual Meeting.
Representatives of PwC along with representatives of PricewaterhouseCoopers, our Irish statutory auditor, will be available at the Annual Meeting, will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from you.
THE TEXT OF THE RESOLUTION IN RESPECT OF THIS PROPOSAL IS AS FOLLOWS:
“RESOLVED, that (i) the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2022 be approved and (ii) the audit committee of the board of directors is authorized to determine the remuneration of our independent registered public accounting firm and the statutory auditor.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE APPOINTMENT OF PWC AS ITS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM,
AND ON A BINDING BASIS, THE AUTHORIZATION OF THE BOARD’S AUDIT COMMITTEE
TO FIX THE AUDITORS’ REMUNERATION.

57       2022 Proxy Statement

Proposal 4
Proposal 4—Board Authority to Issue Shares
Under Irish law, directors of an Irish public limited company must have authority from its shareholders to issue any shares, including shares that are part of the Company’s authorized but unissued share capital.
As discussed above, at the 2021 AGM, our shareholders approved the Redomiciliation and approved the adoption of our Constitution. The Constitution was adopted on July 27, 2021 and included Board authority to issue shares up to the authorized but unissued share capital of the Company, with such authority to expire five years from the date of adoption, as well as a corresponding waiver of pre-emptive rights. At the 2021 AGM, we also asked shareholders to approve, on an advisory basis, this grant of share issuance authority, as well as the corresponding waiver of pre-emptive rights. This advisory proposal did not receive majority approval from our shareholders. Following the outcome of this advisory vote, the Board authorized the Company to reach out to shareholders to discuss their opinions on the vote and the Board’s proposed response. See “Corporate Governance—2021 Annual Meeting Advisory Votes and Shareholder Engagement” above for more information about the results of this shareholder engagement.
We are presenting this proposal to revise the Board’s authority to issue our authorized shares, which approval is conditional on shareholder approval of Proposal 5. We understand it is customary practice in Ireland to seek shareholder authority to issue up to 33% of a company’s issued ordinary share capital, and for such authority to be limited to a period of 12 to 18 months. Therefore, in accordance with customary practice in Ireland, we are seeking approval to authorize the Board to issue up to a maximum of 33% of our issued ordinary share capital as of March 31, 2022, for a period expiring 18 months from the passing of this resolution, unless otherwise varied, revoked or renewed. Notwithstanding the foregoing, we expect to propose renewal of this authorization on a regular basis at our annual general meetings in future years.
Granting the Board this authority is a routine matter for public companies incorporated in Ireland and is consistent with Irish market practice. This authority is fundamental to our business and enables us to issue shares, including, if applicable, in connection with funding acquisitions and raising capital. We are not asking you to approve an increase in our authorized share capital or to approve a specific issuance of shares. Instead, approval of this proposal will only grant the Board the authority to issue shares that are already authorized under our Constitution upon the revised terms below. In addition, we note that, because we are a NYSE-listed company, our shareholders continue to benefit from the protections afforded to them under the rules and regulations of the NYSE and SEC, including those rules that limit our ability to issue shares in specified circumstances.
If this proposal is not approved, or if this approval is approved and Proposal 5 is not approved, the existing allotment authority contained in the Constitution and described above will remain in place.
As required under Irish law, the resolution in respect of this proposal is an ordinary resolution that requires the affirmative vote of a simple majority of the votes cast.
THE TEXT OF THE RESOLUTION IN RESPECT OF THIS PROPOSAL IS AS FOLLOWS:
“RESOLVED, that subject to and conditional on the passing of the resolution in respect of Proposal No. 5, and in substitution for all existing such authorities, the directors be and are hereby generally and unconditionally authorized with effect from the passing of this resolution to exercise all powers of the Company to allot relevant securities (within the meaning of section 1021 of the Companies Act 2014) up to an aggregate nominal amount of  $122,601.65 (12,260,165 shares) (being equivalent to approximately 33% of the aggregate nominal value of the issued ordinary share capital of the Company as of March 31, 2022 (the latest practicable date before this proxy statement)), and the authority conferred by this resolution shall expire 18 months from the passing of this resolution, unless previously renewed, varied or revoked; provided that the Company may make an offer or agreement before the expiry of this authority, which would or might require any such securities to be allotted after this authority has expired, and in that case, the directors may allot relevant securities in pursuance of any such offer or agreement as if the authority conferred hereby had not expired.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE BOARD AUTHORITY TO ISSUE SHARES.

2022 Proxy Statement      58

Proposal 5
Proposal 5—Board Authority to Opt Out of Statutory Pre-Emption Rights under Irish Law
Under Irish law, unless otherwise authorized, when an Irish public limited company issues shares for cash to new shareholders, it is required first to offer those shares on the same or more favorable terms to its existing shareholders of the company on a pro-rata basis (commonly referred to as the statutory pre-emption right).
At the 2021 AGM, shareholders approved the Redomiciliation and the adoption of our Constitution. The Constitution included Board authority to issue shares up to the authorized but unissued share capital of the Company, with such authority to expire five years from the date of adoption, as well as a corresponding waiver of pre-emptive rights. At the 2021 AGM, we asked shareholders to approve, on an advisory basis, this share issuance authority, as well as the corresponding waiver of pre-emptive rights. This advisory proposal did not receive majority approval from our shareholders. Following the outcome of this advisory vote, the Board authorized the Company to reach out to shareholders to discuss their opinions on the vote and the Board’s proposed response. See “Corporate Governance—2021 Annual Meeting Advisory Votes and Shareholder Engagement” above for more information about the results of this shareholder engagement.
We are presenting this proposal to request shareholder approval of waiver of their statutory pre-emption rights in connection with a share issuance authorized in Proposal 4. We understand that it is customary practice for listed companies in Ireland to seek shareholder authority to waive (or “opt out of”) their statutory pre-emption rights in the event of (i) the issuance of shares for cash in connection with any rights issue; and (ii) the issuance of shares for cash, if the issuance is limited to up to 5% of a company’s issued ordinary share capital (with the possibility of issuing an additional 5% of the company’s issued ordinary share capital provided the company uses it only in connection with an acquisition or specified capital investment which is announced contemporaneously with the issuance, or which has taken place in the preceding six-month period and is disclosed in the announcement of the issue) bringing the total acceptable limit to 10% of the company’s issued ordinary share capital.
It is also customary practice for such waiver (or opt-out) to be limited to a period of 12 to 18 months. Therefore, in accordance with customary practice for listed companies in Ireland, we are seeking this authority for a period expiring 18 months from the passing of this resolution, unless otherwise varied, renewed or revoked.
Similar to the authorization sought for Proposal No. 4, granting the Board this authority is a routine matter for public companies incorporated in Ireland and is consistent with Irish market practice. This authority is fundamental to our business and, if applicable, will facilitate our ability to fund acquisitions and otherwise raise capital. We are not asking you to approve an increase in our authorized share capital. Instead, approval of this proposal will only grant the Board the authority to issue shares in the manner originally permitted under our Constitution upon the revised terms below. This proposal is also conditioned on shareholder approval of Proposal 4.
Without any such authorization, in each case when we issue shares for cash, we would first have to offer those shares on the same or more favorable terms to all of our existing shareholders. This requirement could cause delays in the completion of acquisitions and capital raising for our business. Renewal of this authority would not exempt the Company from applicable NYSE requirements to obtain shareholder approval prior to certain share issuances, generally at or greater than 20%.
If this proposal is not approved, or if this approval is approved and Proposal 4 is not approved, the existing waiver of statutory pre-emption rights contained in the Constitution and described above will remain in place.
As required under Irish law, the resolution is a special resolution that requires the affirmative vote of at least 75% of the votes cast.
THE TEXT OF THE RESOLUTION IN RESPECT OF THIS PROPOSAL IS AS FOLLOWS:
“RESOLVED, that, as a special resolution, subject to the passing of the resolution in respect of Proposal No. 4 as set out above, in substitution for all such existing powers, and with effect from the passing of this resolution, the directors be and are hereby empowered pursuant to section 1023 of the Companies Act 2014 to allot equity securities (as defined in section 1023 of that Act) for cash, pursuant to the authority conferred by Proposal No. 4 as if sub-section (1) of section 1022 of that Act did not apply to any such allotment, provided that this power shall be limited to: (a) the allotment of equity securities in connection with a rights issue in favor of the holders of ordinary shares (including rights to subscribe for, or convert into, ordinary shares) where the equity securities respectively attributable to the interests of such holders are proportional (as nearly as may be) to the respective numbers of ordinary shares held by them (but subject to such exclusions or other arrangements as the directors may deem necessary or expedient to deal with fractional entitlements that would otherwise arise, or with legal or practical problems under the laws of, or the requirements of any recognized regulatory body or any stock exchange in, any territory, or otherwise); and (b) the allotment (otherwise than pursuant to sub-paragraph (a) above) of equity securities up to an aggregate nominal value of  $371,520 (3,715,200 shares) (being equivalent to approximately 10% of the aggregate nominal value of the issued ordinary share capital of the Company as of March 31, 2022 (the latest practicable date before this Proxy Statement)) provided that, with respect to 1,857,600 of such shares, (being equivalent to approximately 5% of the issued ordinary share capital), such allotment is to be used for the purposes of an acquisition or a specified capital investment; and in each case, the authority conferred by this resolution shall expire eighteen (18) months from the passing of this resolution, unless previously renewed, varied or revoked; provided that the Company may make an offer or agreement before the expiry of this authority, which would or might require any such securities to be allotted after this authority has expired, and in that case, the directors may allot equity securities in pursuance of any such offer or agreement as if the authority conferred hereby had not expired.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE BOARD AUTHORITY TO OPT OUT OF PREEMPTION RIGHTS.

59       2022 Proxy Statement

Proposal 6
Proposal 6—Amendments to the Company’s Constitution and Related Matters
As discussed above, at the 2021 AGM, our shareholders approved the Redomiciliation and the adoption of our Constitution. The Constitution included authorized share capital of 5 billion shares, divided into 4 billion ordinary shares and 1 billion preferred shares. While our Constitution was approved by 99% of votes cast at the 2021 AGM, our shareholders did not approve an advisory proposal asking shareholders to approve the authorized share capital set forth in the Constitution. Following the outcome of this advisory vote, the Board authorized the Company to reach out to shareholders to discuss their opinions on the vote and the Board’s proposed response. See “Corporate Governance—2021 Annual Meeting Advisory Votes and Shareholder Engagement” above for more information about the results of this shareholder engagement.
We are presenting this proposal to request shareholder approval of amendments to our Constitution and approval of all related actions to remove the class of preferred shares from its authorized share capital.
If this proposal is passed, all authorized preferred shares of the Company will be canceled, and:
1.
Clause 5 of the Company’s memorandum of association will be deleted and replaced with the following:

“The authorized share capital of the Company is US$40,000,000 and €25,000 divided into 4,000,000 ordinary shares of US$0.01 and 25,000 deferred ordinary shares of €1.00 each.
2.
Article 3 of the Company’s articles of association will be amended and restated as follows:

“The authorized share capital of the Company is US$40,000,000 and €25,000 divided into 4,000,000,000 ordinary shares of US$0.01 and 25,000 deferred ordinary shares of €1.00 each.”
3.
Each of Article 15 and Article 16 of the Company’s articles of association will be amended and restated as follows:

“[Reserved]”
4.
Article 39 of the Company’s articles of association will be amended and restated as follows:

“The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by (i) the creation or issue of further Shares ranking pari passu therewith; (ii) a purchase or redemption by the Company of its own Shares; or (iii) the operation of Article 13.”
As required under Irish law, the resolution is a special resolution that requires the affirmative vote of at least 75% of the votes cast. If this proposal fails to receive at approval from at least 75% of the votes cast, the Constitution will not be amended and the authorized share capital will remain the same, including the preferred shares.
THE TEXT OF THE RESOLUTION IN RESPECT OF THIS PROPOSAL IS AS FOLLOWS:
“RESOLVED, that, as a special resolution, the authorized but unissued share capital of the Company be reduced by cancelling the authorized but unissued 1,000,000,000 preferred shares of US$0.01 each and further that the Memorandum and Articles of Association of the Company be and are hereby amended in the manner provided in Appendix A of the Company’s proxy statement.”
If this proposal is not approved, the Board agrees to adopt the following policy to “de-claw” the preferred shares:
“Although the Company’s Memorandum and Articles of Association does not limit the purposes for which the Company’s preferred shares may be issued or used, the Board represents that it will not, without prior shareholder approval, issue or use the preferred shares for any defensive or anti-takeover purpose, for the purpose of implementing any shareholder rights plan, or with features intended to make any attempted acquisition of the Company more difficult or costly. Within these limits, the Board may issue preferred shares for capital raising transactions, acquisitions, joint ventures or other corporate purposes that do not have the effect of making an acquisition of the Company more difficult or costly.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENTS TO THE CONSTITUTION.

2022 Proxy Statement      60

Proposal 7
Proposal 7—Authorize Price Range for Re-Issuing Treasury Shares
Our treasury account contains ordinary shares that we previously acquired from our shareholders, and when we issue ordinary shares to satisfy our obligations under our equity compensation plan or for other purposes, we may re-issue shares from our treasury account instead of issuing new ordinary shares from our authorized share capital. Under Irish law, we need our shareholders to set the minimum and maximum prices at which we are authorized to re-issue treasury shares off-market. Once set by our shareholders, the price range is valid for no more than 18 months. Unless the price range is set by our shareholders, we cannot re-issue treasury shares. If approved, we intend to use our treasury shares primarily to satisfy obligations under equity awards granted to our employees and directors under our Equity Plan, and it is possible we may also reissue treasury shares for other corporate purposes that may arise.
THE FORMAL TEXT OF THE RESOLUTION THAT WE ARE ASKING OUR SHAREHOLDERS TO APPROVE IS AS FOLLOWS:
“RESOLVED that, as a special resolution for the purposes of section 1078 of the Companies Act 2014 of Ireland (the “Companies Act”), the maximum and minimum prices at which ordinary shares that we previously acquired and hold in treasury may be reissued off-market are as follows:
(i)
the maximum price at which such treasury shares may be re-allotted off-market is an amount equal to 120% of the market price per ordinary share on the New York Stock Exchange or any other securities exchange where the Company’s shares are then traded, and
(ii)
the minimum price at which such treasury shares may be re-allotted shall be the nominal value of the share where such a share is required to satisfy an obligation under any compensation plan (including any share or option scheme) operated by Trinseo PLC or, in all other cases, not less than 95% of the market price per ordinary share on the New York Stock Exchange or any other securities exchange where the Company’s shares are then traded.

The authority conferred by this resolution is effective from the date of passing of this resolution and expires eighteen months from the date of the passing of this resolution, unless previously varied, revoked or renewed by special resolution in accordance with the provisions of section 1078 of the Companies Act.
For the purpose of this resolution, the “market price” of our ordinary shares is the average of the closing price on each of the consecutive days of trading during a period no shorter than one trading day and no longer than 10 trading days immediately preceding the date of the issuance, as reasonably determined by the Board of the Company.”
As required under Irish law, the resolution is a special resolution that requires the affirmative vote of at least 75% of the votes cast.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PRICE RANGE FOR ISSUING TREASURY SHARES.

61       2022 Proxy Statement

Proposal 8
Proposal 8—Adoption of Amendment and Restatement of Omnibus Incentive Plan
Background
Our Board is recommending approval of an amendment and restatement of the Company’s Amended and Restated 2014 Omnibus Incentive Plan (the “Plan”). The amendment and restatement of the Plan includes the following changes:
•
Increase in Aggregate Share Limit.   The amendments to the Plan would increase the maximum number of ordinary shares available for grant to participants under the Plan by 175,000 shares, to 6,175,000 shares.

•
Extension of Plan Term.   Currently, the authority to grant new awards under the Plan will expire on May 30, 2024, or ten years after the Plan’s date of adoption, unless earlier terminated by the Board. The amendments to the Plan would extend the termination date of the Plan until May 30, 2034, or twenty years after the Plan’s date of adoption. Termination of the Plan would not affect the terms or conditions of any award granted under the Plan prior to termination.

•
Minimum Vesting Exception.   With certain limited exceptions, vesting of all awards granted under the Plan is subject to a 12-month minimum vesting period. The amendments to the Plan would add an exception to the 12-month minimum vesting period for awards granted to employees who are terminated due to a restructuring or redundancy.

•
162(m) Language.   The deduction limit for certain performance-based compensation under IRC § 162(m) was repealed. As a result, the amendments to the Plan would remove specific language such as the definition of “Performance-Based Compensation,” and other limitations and restrictive provisions, including per share annual award limits for Plan participants other than non-employee directors, that were previously included in the Plan solely for purposes of complying with the performance-based pay exception under IRC § 162(m).

•
Limitation of Eligible Persons and Creation of Sub-Plan.   The amendments to the Plan remove the Company’s ability to grant awards to non-employee directors, consultants and advisors, and creates a sub-plan to allow for awards to be granted to such persons.

The Company last sought shareholder approval for an increase in the number of shares available for issuance under the Plan at our 2020 annual general meeting of shareholders. We have determined that the number of shares remaining under the Plan and any related sub-plan may be insufficient to provide equity incentive awards to the Company’s employees, directors and executive officers for the next two years. We estimate that the increase to authorized shares sought by this amendment will allow the Company to continue to grant awards to employees until 2024, based on the current market price of its ordinary shares. The Board believes that these types of awards align the interests of employees with those of our shareholders, and believes it is important to maintain a sufficient number of shares in the Plan for this purpose. The Board is recommending that shareholders approve this amendment to the Plan so the Company may continue to effectively utilize its equity incentive programs to reward and incentivize its employees. The Board believes these amendments are necessary to, among other things, ensure that the Company has a sufficient number of ordinary shares available under the Plan to attract and retain the services of key individuals essential to the Company’s long-term growth and success.
The following summary of the Plan, as amended, is qualified in its entirety by the complete text of the amended and restated Plan contained in Appendix B to this proxy statement, which has been marked to show the proposed amendments. In 2014, the Board adopted and implemented the Plan in connection with our initial public offering. In 2019, our shareholders approved amendments to the Plan to provide for authorization of additional shares, as well as amendments to certain key provisions to better protect shareholder interests and promote effective governance practices, and in 2020 shareholders approved an amendment to the Plan to authorize additional shares. Currently, the Plan includes the following terms:
•
a minimum vesting requirement of 12 months for all awards, subject to exceptions discussed below;

•
no liberal recycling of shares for net exercise or tax withholdings;

•
dividends and dividend equivalents are subject to the same vesting requirements as the award;

•
no automatic replenishment of shares;

•
options may not be priced lower than fair market value on the grant date;

•
no repricing of “underwater” options; and

•
no automatic grants to any participant.

Purpose
The purpose of the Plan and the related sub-plan is to advance the interests of the Company by motivating performance through incentive compensation that ties the interests of our directors, executive officers, and senior employees with those of our shareholders.

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The Plan and sub-plan are also intended to encourage participant ownership in the Company, attract and retain talent, and enable participants to participate in the long-term growth and financial success of the Company.
Eligibility and Participation
Our employees are eligible to participate in the Plan. The Company’s most recent Awards were granted to 113 employees and 13 executive officers in February 2022. Our Company has historically granted each of our non-executive directors annual equity retainer grants under the Plan. Non-employee directors, consultants and advisors of the Company or its affiliates shall be eligible to participate under a separate sub-plan.
Shares Subject to the Plan
The total number of ordinary shares available for Awards under the Plan is currently 6,000,000, which may consist of authorized and unissued shares or treasury shares. Approval of this proposal would add 175,000 ordinary shares to the Plan share reserve.
The maximum number of our ordinary shares subject to stock options and the maximum number of shares of our ordinary shares subject to stock appreciation rights, or SARs, that may be granted to any participant in the Plan in any calendar year is each 900,000 shares. The maximum number of our ordinary shares subject to other awards that may be granted to any participant in the Plan in any calendar year is 450,000 shares and the maximum amount payable to any participant in the Plan in any calendar year is $5,000,000 under a cash award.
Shares withheld in the satisfaction of tax withholding requirements or as payment of the exercise or purchase price, or purchased by the Company using proceeds from the Awards, are prohibited from being returned to the Plan’s share reserve for future issuance. The gross number of SAR Awards granted under the Plan, versus the net number of shares delivered under the SAR Award, are deducted from the number of shares remaining available for issuance under the Plan. Any shares underlying Awards settled in cash, or that otherwise expire or become unexercisable without having been exercised, or that are otherwise forfeited or repurchased by the Company due to the failure to vest, may be returned to the share reserve for the Plan for future issuance.
The following table includes information regarding the outstanding equity Awards and shares available for future awards under Plan as of March 31, 2022:

Options Outstanding	1,406,650
Weighted Average Exercise Price of Outstanding Options	51.20
Weighted Average Remaining Term of Options Outstanding (years)	5.75
Full-Value Awards Outstanding/Unvested (1)	770,449
Shares Available for Future Issuance	1,517,782

(1)
Full-Value Awards are a grant of one or more ordinary shares or a right to receive one or more ordinary shares in the future (including restricted stock, restricted stock units, performance stock and performance stock units). The Company’s Full-Value Awards have consisted of RSUs and PSUs.

See the Company’s “Equity Compensation Plan Information” in this proxy statement for more information on the Company’s equity usage during 2021.
Awards
The Plan authorizes grants of a variety of types of Awards to maintain flexibility. The Plan permits the granting of:
•
Stock options, which may be incentive stock options (“ISOs”) as defined in Section 422 of the Internal Revenue Code or non-qualified stock options (“NQOs”)

•
stock appreciation rights (“SAR”)

•
restricted stock

•
restricted stock units (“RSU”)

•
performance awards

•
other stock-based awards (collectively referred to as “Awards”)

Administration
The Plan is administered by our compensation committee. Our compensation committee has the authority to, among other things, interpret the Plan, determine eligibility for, grant and determine the terms of awards under the Plan, determine the form of settlement of

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awards (whether in cash, shares of our ordinary shares or other property), and do all things necessary or appropriate to carry out the purposes of the Plan. Our compensation committee’s determinations under the Plan are conclusive and binding.
Types of Awards
Stock Options.   Stock options granted under the Plan may be either NQOs or ISOs. The price of any stock option granted may not be less than the fair market value (or in the case of certain ISOs, 110% of the fair market value) of the Company’s ordinary shares on the date the stock option is granted. The stock option price is payable in cash or certified check, ordinary shares of the Company, through a broker-assisted cashless exercise, by any other method approved by the compensation committee, or any combination of the foregoing. The standard form of payment of the exercise price is by delivery of cash by a broker-dealer as a cashless exercise. The participant will have the rights of a shareholder after giving written notice of exercise and paying the option price, once the shares are recorded as having been issued and transferred.
The compensation committee determines the terms of each stock option grant (including the vesting schedule) at the time of the grant. All stock options will terminate no later than 10 years (or, in the case of certain ISOs, five years) from the date of the grant. To the extent necessary to comply with Section 409A of the Internal Revenue Code, stock options will not include any feature allowing deferral of income beyond the date of exercise (other than through the receipt of restricted stock at exercise).
Stock Appreciation Rights.   A SAR entitles the participant, upon settlement, to receive a payment based on the excess of the value of an ordinary share of the Company on the date of settlement over the base price of the SAR, multiplied by the number of SARs being settled. SARs may be granted alone or in addition to other Awards. The base price of a SAR may not be less than the fair market value (as defined in the Plan) of an ordinary share of the Company on the date of grant. The compensation committee will determine the vesting requirements and the payment and other terms of a SAR. Vesting may be based on the continued service of the participant for specified time periods or on the attainment of specified business performance goals established by the compensation committee or both. SARs may be payable in cash or in ordinary shares of the Company. A SAR will terminate no later than 10 years from the date of the grant. A SAR will be forfeited or terminated under the same circumstances as stock options under the Plan, unless otherwise provided in an Award agreement or determined by the compensation committee. To the extent necessary to comply with Section 409A of the Internal Revenue Code, SARs will not include any feature allowing deferral of income beyond the date of exercise.
Restricted Stock.   A restricted stock Award represents ordinary shares of the Company that are issued subject to restrictions on transfer and vesting requirements as determined by the compensation committee. Vesting requirements may be based on, among other things, the continued service of the participant for specified time periods or on the attainment of specified business performance goals established by the compensation committee. Restricted stock will be subject to restrictions for a period set forth in the Award agreement. The compensation committee may provide for an accelerated lapse of the restriction period in an Award agreement upon specified events or standards. Subject to the transfer restrictions and vesting requirements of the Award, the participant will have the same rights as one of the Company’s shareholders, including all voting and dividend rights, during the restriction period, although the compensation committee may provide that restricted stock certificates will be held in escrow during the restriction period (and forfeited or distributed depending on whether applicable performance goals or service restrictions have been met).
Restricted Stock Units.   An Award of restricted stock units, or RSUs, provides the participant the right to receive a payment based on the value of an ordinary share of the Company. RSUs may be subject to such vesting requirements, restrictions and conditions to payment as the compensation committee determines are appropriate. Vesting requirements may be based on, among other things, the continued service of the participant for a specified time period or on the attainment of specified business performance goals established by the compensation committee. RSUs will be subject to restrictions for a period set forth in the Award agreement, which period generally will be a minimum of three years from the date of grant. RSU Awards are payable in cash or in ordinary shares of the Company. Participants receiving RSUs will not have, with respect to such RSUs, any of the rights of a shareholder of the Company, although participants may receive dividend equivalents.
Performance Awards.   An Award of performance units provides the participant the right to receive cash or ordinary shares of the Company if specified terms and conditions are met. Participants receiving performance awards will not have, with respect to such performance units, any of the rights of a shareholder of the Company. Performance Awards will be subject to restrictions for a period set forth in the Award agreement, which period generally is expected to be a minimum of three years from the date of grant.
Other Stock-Based Awards.   Our compensation committee is authorized to make other stock Awards or Awards based on or settled in ordinary shares, which may be subject to other terms and conditions, which may vary from time to time and among participants, as the compensation committee in its discretion may determine.
Other Award Terms and Considerations
No Repricing or Reloads.   The Plan specifically prohibits repricing of outstanding stock options or SARs without prior shareholder approval. The Company’s proposed amendment to the Plan also prohibits the substitution, or “reload” of outstanding stock options and SARS and reloads of outstanding stock options without prior shareholder approval. Under the proposed amendment, the Plan would also prohibit without prior shareholder approval the substitution or buyout of the stock options or SARS for cash, when the exercise price for such a stock option is below the current fair market value or the base value from which appreciation under such SARs are to be measured is below the current fair market value.

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Vesting; Termination of Employment or Service.   Our compensation committee has the authority to determine the vesting schedule applicable to each award, and to accelerate the vesting or exercisability of any award, except that the compensation committee may only issue Awards that vest or become exercisable within twelve (12) months or longer from the grant date, except in the event of Participants’ death or disability or a five percent (5%) or more carve-out set by the Company.
Our compensation committee will determine the effect of termination of employment or service on an award. Unless otherwise provided by our compensation committee, upon a termination of a participant’s employment or service, all unvested stock options and SARs then held by the participant will terminate and all other unvested awards will be forfeited and all vested stock options and SARs then held by the participant will remain outstanding for three months following such termination, or twelve (12) months in the case of death or permanent disability, or, in each case, until the applicable expiration date, if earlier. All stock options and SARs held by a participant immediately prior to the participant’s termination of employment or service will immediately terminate if such termination is for cause, as defined in the Plan, or occurs in circumstances that would have constituted grounds for the participant’s employment or service to be terminated for cause, in the determination of the compensation committee.
Dividend Equivalents.   The compensation committee may provide for the payment of amounts (on terms and subject to conditions established by it) in lieu of cash dividends or other cash distributions with respect to Stock subject to an Award whether or not the holder of such Award is otherwise entitled to share in the actual dividend or distribution in respect of such Award. Any entitlement to dividend equivalents or similar entitlements will be established and administered either consistent with an exemption from, or in compliance with, the requirements of Section 409A. Dividends or dividend equivalent amounts payable in respect to Awards shall be subject to the identical time-based vesting and performance conditions as the underlying Award and cannot be paid out unless and until all vesting and performance conditions of the underlying Award are met. Additionally, the compensation committee is prohibited from accruing and paying dividends and dividend equivalents on Awards of stock options or SARs.
Non-Transferability of Awards.   Awards under the Plan may not be transferred other than by the laws of descent and distribution, unless, for awards other than ISOs, otherwise provided by the compensation committee.
Recovery of Compensation.   The compensation committee may cancel, rescind, withhold or otherwise limit or restrict any award at any time under the Plan if the participant is not in compliance with the provisions of the Plan or any award thereunder or if the participant breaches any agreement with our Company with respect to non-competition, non-solicitation or confidentiality. Our compensation committee also may recover any award or payments or gain in respect of any award under the Plan in accordance with its applicable Company’s clawback or recoupment policy, or as otherwise required by applicable law or applicable stock exchange listing standards. See “Compensation Discussion and Analysis-Compensation Philosophy and Design-Compensation Committee Practices” for more information on the Company’s clawback and recoupment policies.
Certain Transactions; Certain Adjustments.   In the event of a consolidation, merger or similar transaction or series of related transactions, including a sale or other disposition of shares of our ordinary shares, in which our Company is not the surviving corporation or that results in the acquisition of all or substantially all of our then outstanding shares of ordinary shares by a single person or entity or by a group of persons and/or entities acting in concert, a sale of all or substantially all of our assets or our dissolution or liquidation, our compensation committee may, among other things, provide for the continuation or assumption of outstanding awards, for new grants in substitution of outstanding awards, for the accelerated vesting or delivery of shares under awards or for a cash-out of outstanding awards, in each case on such terms and with such restrictions as it deems appropriate. Except as our compensation committee may otherwise determine, awards not assumed in connection with such a transaction will terminate automatically and, in the case of outstanding restricted stock, will be forfeited automatically upon the consummation of such covered transaction.
In the event of a stock dividend, stock split or combination of shares, including a reverse stock split, recapitalization or other change in our capital structure that constitutes an equity restructuring within the meaning of FASB ASC 718, our compensation committee will make appropriate adjustments to the maximum number of shares of our ordinary shares that may be delivered under, and the ISO and individual share limits included in, the Plan, and will also make appropriate adjustments to the number and kind of shares or securities subject to awards, the exercise prices of such awards or any other terms of awards affected by such change. Our compensation committee will also make the types of adjustments described above to take into account distributions and other events other than those listed above if it determines that such adjustments are appropriate to avoid distortion in the operation of the Plan.
Minimum Vesting Requirement.   Generally, all awards granted under the Plan are required to vest at least 12 months after the date of grant. Certain circumstances, including death or disability or a participant, or termination due to retirement allow vesting of certain awards to be accelerated under the Plan.
The proposed amendment and restatement of the Plan would add “termination due to restructuring or redundancy” as an exception to the 12-month minimum vesting period. As a result, if the amendments are approved, upon termination of a Plan participant due to a restructuring or redundancy of the Company or their role, some awards may vest before the 12-month period. The Company has recently announced its intention to divest its styrenics business, including its Feedstocks, Polystyrene and AmSty segments. The Company believes this change to the minimum vesting period is necessary to retain employees who may be reassigned as part of this or future divestitures or restructuring of certain operating groups or business segments.
Amendment; Termination.   The compensation committee will be able to amend the Plan or outstanding awards, or terminate the Plan as to future grants of awards, except that the compensation committee will not be able to alter the terms of an award if it would

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affect materially and adversely a participant’s rights under the award without the participant’s consent (unless expressly provided in the Plan or the right to alter the terms of an award was expressly reserved by our compensation committee at the time the award was granted). Shareholder approval will be required for any amendment to the Plan to the extent such approval is required by law, including applicable stock exchange requirements.
Plan Term.   No new awards may be granted under the Plan after May 30, 2024, or ten years after the Plan’s date of adoption, unless the Plan is terminated earlier by the Board. The proposed amendment and restatement of the Plan would extend the termination date of the Plan until May 30, 2034, or twenty years after the Plan’s date of adoption. Termination of the Plan would not affect the terms or conditions of any award granted under the Plan prior to termination.
Benefits under the Plan
New Plan Benefits.   The compensation committee has discretionary authority to grant Awards pursuant to the Plan, and there is no provision for automatic grants. Therefore, future benefits that would be received by directors, executive officers and other employees under the Plan, as amended, are currently not determinable.
Certain Historical Grants under the Plan.   As of March 31, 2022, the following table sets forth the number of shares subject to RSU, PSU and stock options Awards that have been granted to the below individuals or groups under the Plan (since its inception in June 2014).
Name and Position	Number of Shares (1)
Frank Bozich, President and Chief Executive Officer	523,693
David Stasse, Executive Vice President and Chief Financial Officer	167,405
Angelo N. Chaclas, Senior Vice President, CLO, CCO and Corporate Secretary	201,100
Andre Lanning, Senior Vice President and Chief Commercial Officer	36,460
Francesca Reverberi, Senior Vice President and Chief Sustainability Officer	60,978
All current executive officers (as a group)	1,229,285
All current non-executive directors (as a group)	142,102
All employees and officers who are not executive officers (as a group)	1,198,382

(1)
Ordinary shares underlying RSU, PSU and stock option awards granted under the Plan.

Tax Treatment of Awards under the Plan
The following discussion of the United States federal income tax implications of Awards under the Plan is based on the provisions of the Internal Revenue Code (and any relevant rulings and regulations issued under the Internal Revenue Code) as of the date of this proxy statement, which are subject to change at any time (possibly with retroactive effect). The tax law is technical and complex, and the discussion below represents only a general summary. It is not intended to be, nor should it be construed to be, legal or tax advice. Shareholders should consult their own professional advisers as to the effects of state, local or foreign laws and regulations to which they may be subject.
Non-qualified stock options.   A NQO results in no taxable income to the optionee or deduction to the Company at the time it is granted. An optionee exercising such a stock option will, at that time, realize taxable compensation in the amount of the difference between the stock option price and the then fair market value of the ordinary shares. Subject to the applicable provisions of the Internal Revenue Code, a deduction for federal income tax purposes will be allowable to the Company in the year of exercise in an amount equal to the taxable compensation recognized by the optionee.
The optionee’s basis in such ordinary shares is equal to the sum of the stock option price plus the amount includible in his or her income as compensation upon exercise. Any gain (or loss) upon subsequent disposition of the ordinary shares will be a long-term or short-term gain (or loss), depending upon the holding period of the ordinary shares.
Incentive Stock Options.   An ISO results in no taxable ordinary income to the optionee or deduction to the company at the time the ISO is granted or exercised. However, the excess of the fair market value of the ordinary shares acquired over the stock option price is an item of adjustment in computing the alternative minimum taxable income of the optionee. If the optionee holds the ordinary shares received as a result of an exercise of an ISO for at least two years from the date of the grant and one year from the date of exercise, then the gain realized on disposition of the ordinary shares is treated as a long-term capital gain. If the ordinary shares are disposed of during this period, however (i.e., a “disqualifying disposition”), then the optionee will include in income, as compensation for the year of the disposition, an amount equal to the excess, if any, of the fair market value of the ordinary shares received upon exercise of the stock option over the stock option price (or, if less, the excess of the amount realized upon disposition over the stock option price). The excess, if any, of the sale price over the fair market value on the date of exercise will be a short-term capital gain. In such case, the Company will be entitled to a deduction, generally in the year of such a disposition, for the amount includible in the optionee’s income

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as compensation. The optionee’s basis in the ordinary shares acquired upon exercise of an ISO is equal to the stock option price paid, plus any amount includible in his or her income as a result of a disqualifying disposition.
Stock Appreciation Rights.   Generally, the recipient of a SAR will not recognize taxable income at the time the SAR is granted. When the participant receives the appreciation inherent in the SAR, either in cash or stock, the amount of the cash, or the value of the stock, as applicable, will be taxed as ordinary income to the participant at the time it is received. In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of a SAR. However, upon the settlement of the SAR, the Company will be entitled to a deduction equal to the amount of ordinary income the participant is required to recognize as a result of the settlement.
Other Awards.   The current United States federal income tax consequences of other Awards authorized under the Plan are generally in accordance with the following: (1) the fair market value of restricted stock is generally subject to ordinary income tax at the time the restrictions lapse (unless the participant elects taxation at grant, pursuant to Section 83(b)) and (2) the amount of cash paid (or the fair market value of the ordinary shares issued) to settle RSUs and performance units is generally subject to ordinary income tax. In each of the foregoing cases, the Company will generally be entitled to a corresponding federal income tax deduction at the same time the participant recognizes ordinary income.
Section 409A.   Section 409A of the Internal Revenue Code imposes certain requirements on non-qualified deferred compensation arrangements. These include requirements with respect to an individual’s election to defer compensation and the individual’s selection of the timing and form of distribution of the deferred compensation. Section 409A also generally provides that distributions may be made only on specified dates or on or following the occurrence of certain events (e.g., the individual’s separation from service or the individual’s death). Section 409A imposes restrictions on an individual’s ability to change his or her distribution timing or form after the compensation has been deferred. For certain officers and other individuals, Section 409A requires that such individual’s distributions of non-qualified deferred compensation in connection with a separation from service commence no earlier than six months after such individual’s separation from service.
We intend that Awards granted under the Plan will either comply with or be exempt from Section 409A of the Internal Revenue Code and the regulations and guidance promulgated thereunder. Awards subject to Section 409A, but not compliant with Section 409A, could result in accelerated taxation of the Awards and an additional 20% tax and interest charge tax to the participant. These potential penalties on the participant could reduce the value of grants subject to Section 409A and adversely affect the Company’s ability to achieve the Plan’s purposes.
Section 280G.   Under certain circumstances, accelerated vesting, exercise or payment of awards under the Plan in connection with a change-in-control of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute payment provisions of Section 280G of the Internal Revenue Code. To the extent it is so considered, the participant holding the Award would be subject to an excise tax equal to 20% of the amount of the excess parachute payment, and the Company would be denied a tax deduction for the excess parachute payment.
Approval of the Amendment
If the amendments to the Plan are approved by the shareholders, the amended & restated Plan will become effective on the date of the Annual Meeting. Our Board intends to cause the additional ordinary shares that would become available for issuance to be registered on a Form S-8 Registration Statement to be filed with the SEC at our expense. If shareholders do not approve this proposal, the amendment will not become effective and the Plan will continue in its current form.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S OMNIBUS INCENTIVE PLAN.

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Shareholder Proposals & Director Nominations
Shareholder Proposals & Director Nominations
A shareholder who intends to nominate a director or present a proposal at the 2023 annual general meeting of shareholders and who wishes the nomination or proposal to be included in the proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must submit the proposal in writing to us so that it is received by our Corporate Secretary no later than December 29, 2022. In order for a shareholder proposal submitted outside of Rule 14a-8 to be considered at the 2023 annual general meeting of shareholders, such proposal must be received by the Company at its registered office not more than 120 days (i.e., December 29, 2022) and not less than 90 days (i.e., January 28, 2023) prior to the first anniversary of the date this proxy statement was first released to shareholders. However, if the date of our 2023 annual general meeting is changed by more than 30 days from the date of 2022 annual general meeting, notice by the shareholder to be timely must be so delivered not earlier than the 120th day prior to the 2023 annual general meeting and not later than the later of the 90th day prior to the 2023 annual general meeting, or the 10th day following the day on which public announcement of the date of the 2023 annual general meeting is first made.
Written proposals may be mailed to us at Trinseo PLC (Attn: Corporate Secretary) at our registered office, Riverside One, Sir John Rogerson’s Quay, Dublin 2, Dublin, Ireland, D02 X576.
Each submission relating to the nomination of persons to be elected to the Board, or other business proposed to be brought up before the meeting must meet the form, deadline and other requirements in Article 101 of our Constitution, including the applicable notice, information and consent provisions. Board nominations must:
•
set forth the name, age, business address and residence address of each individual whom the shareholder proposes to nominate for election or re-election as a director;

•
set forth set forth the class and number of our shares which are owned of record and beneficially by such nominee;

•
set forth the date or dates on which such shares were acquired and the investment intent of such acquisition;

•
include a completed and signed questionnaire, representation and agreement required by Article 101.1(f) of our Articles of Association;

•
include the information required by Article 101.3 of our Articles of Association.

In addition to the requirements as to form and substance established by the SEC, shareholder proposals must be a proper subject for shareholder action under Irish law and our Constitution to be included in our proxy materials. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Our Constitution describes in full the requirements for submitting proposals at the annual general meeting. The notice must be given in the manner and must include the information and representations required by our Constitution.

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Householding
Householding
SEC rules permit a single set of annual reports and proxy statements to be sent to any household at which two or more shareholders reside if they appear to be members of the same family. Each shareholder continues to receive a separate proxy card. This procedure is referred to as householding. While the Company does not household in mailings to its shareholders of record, a number of brokerage firms with account holders who are Company shareholders have instituted householding. In these cases, a single proxy statement and annual report will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once a shareholder has received notice from his or her broker that the broker will be householding communications to the shareholder’s address, householding will continue until the shareholder is notified otherwise or until the shareholder revokes his or her consent. If at any time a shareholder no longer wishes to participate in householding and would prefer to receive a separate proxy statement and annual report, he or she should notify his or her broker. Any shareholder can receive a copy of the Company’s proxy statement and annual report by contacting the Company at its registered office at Riverside One, Sir John Rogerson’s Quay, Dublin 2, Dublin, Ireland, D02 X576, Attention: Secretary or by accessing it on the Company’s website at www.trinseo.com.
Shareholders who hold their shares through a broker or other nominee who currently receive multiple copies of the proxy statement and annual report at their address and would like to request householding of their communications should contact their broker.

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APPENDIX A
APPENDIX A
COMPANIES ACT 2014
PUBLIC LIMITED COMPANY
MEMORANDUM
AND
ARTICLES OF ASSOCIATION
OF
TRINSEO PLC
Effective as of 13 July 2021
(as amended on 14 June 2022)

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APPENDIX A
COMPANIES ACT 2014
PUBLIC LIMITED COMPANY
MEMORANDUM OF ASSOCIATION
OF
TRINSEO PLC
1.
The name of the Company is: Trinseo PLC.

2.
The Company is a public limited company for the purposes of Part 17 of the Companies Act 2014 (the “Act”).

3.
The objects for which the Company is established are:

(a)
To carry on all or any of the businesses of designing, engineering, marketing, producing, manufacturing, buying, selling, distributing, offering, managing, servicing, and dealing in all kinds of products and services and any other business which may seem to the Company’s board of directors capable of being conveniently carried on in connection with these objects or calculated directly or indirectly to enhance the value of or render more profitable any of the Company’s assets.

(b)
To carry on the business of a holding company, to determine Company strategy, and to co-ordinate the administration, finances and activities of any subsidiary companies or associated companies, to do all lawful acts and things whatever that are necessary or convenient in carrying on the business of such a holding company and, in particular, to carry on in all its branches the business of a management services company, to act as managers and to direct or coordinate the management of other companies or of the business, property and estates of any company or person and to undertake and carry out all such services in connection therewith as may be deemed expedient by the Company’s board of directors and to exercise its powers as a shareholder of other companies.

(c)
To acquire and hold shares and stocks of any class or description, debentures, debenture stock, bonds, bills, mortgages, obligations, investments and securities of all descriptions and of any kind issued or guaranteed by any company, corporation or undertaking of whatever nature and wheresoever constituted or carrying on business or issued or guaranteed by any government, state, dominion, sovereign ruler, commissioners, trust, public; municipal, local or other authority or body of whatsoever nature and wheresoever situated and investments, securities and property of all descriptions and of any kind, including real and chattel real estates, mortgages, reversions, assurance policies, contingencies and choses in action.

(d)
To remunerate by cash payments or allotment of shares or securities of the Company credited as fully paid up or otherwise any person or company for services rendered or to be rendered to the Company or any parent or subsidiary body corporate whether in the conduct or management of its business, or in placing or assisting to place or guaranteeing the placing of any of the shares of the Company’s capital, or any debentures or other securities of the Company or in or about the formation or promotion of the Company.

(e)
To develop and turn to account any land acquired by the Company or in which it is interested and in particular by laying out and preparing the same for building purposes, constructing, altering, pulling down, decorating, maintaining, fitting up and improving buildings and conveniences, and by planting, paving, draining, farming, cultivating, letting on building lease or building agreement and by advancing money to and entering into contracts and arrangements of all kinds with builders, tenants and others.

(f)
To purchase for investment property of any tenure and any interest therein, and to make advances upon the security of land or other similar property or any interest therein.

(g)
To acquire by purchase, exchange, lease, fee farm grant or otherwise, either for an estate in fee simple or for any less estate or other estate or interest, whether immediate or reversionary and whether vested or contingent, any lands, tenements or hereditaments of any tenure, whether subject or not to any charges or encumbrances, and to hold, farm, work and manage and to let, sublet, mortgage or charge land and buildings of any kind, reversions, interests, annuities, life policies, and any other property real or personal, movable or immovable, either absolutely or conditionally, and either subject or not to any mortgage, charge, ground rent or other rents or encumbrances.

(h)
To erect or secure the erection of buildings of any kind with a view to occupying or letting them and to enter into any contracts or leases and to grant any licences necessary to effect same.

(i)
To maintain and improve any lands, tenements or hereditaments acquired by the Company or in which the Company is interested, in particular by decorating, maintaining, furnishing, fitting up and improving houses, shops, flats, maisonettes and other buildings and to enter into contracts and arrangements of all kinds with tenants and others.

(j)
To sell, exchange, mortgage (with or without power of sale), assign, turn to account or otherwise dispose of and generally deal with the whole or any part of the property, shares, stocks, securities, estates, rights or undertakings of the Company, real, chattels real or personal, movable or immovable, either in whole or in part, upon whatever terms and whatever consideration the Company shall think fit.

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APPENDIX A
(k)
To take part in the management, supervision, or control of the business or operations of any company or undertaking, and for that purpose to appoint and remunerate any directors, accountants, or other experts or agents to act as consultants, supervisors and agents of other companies or undertakings and to provide managerial, advisory, technical, design, purchasing and selling services.

(l)
To make, draw, accept, endorse, negotiate, issue, execute, discount and otherwise deal with bills of exchange, promissory notes, letters of credit, circular notes, and other negotiable or transferable instruments.

(m)
To redeem, purchase, or otherwise acquire in any manner permitted by law and on such terms and in such manner as the Company may think fit any shares in the Company’s capital.

(n)
To guarantee, support or secure whether by personal covenant or by mortgaging or charging all or any part of the undertaking, property and assets (present and future) and uncalled capital of the Company or by both such methods the performance of the obligations of, and the repayment or payment of the principal amounts of and the premiums, interest and dividends on any security of any person, firm or company including (without prejudice to the generality of the foregoing) any company which is for the time being the Company’s holding company or subsidiary as defined by Part 1 of the Act or another subsidiary as defined by the said Part of the Company’s holding company or otherwise associated with the Company in business notwithstanding the fact that the Company may not receive any consideration, advantage or benefit, direct or indirect from entering into such guarantee or other arrangement or transaction contemplated herein.

(o)
To lend the funds of the Company with or without security and at interest or free of interest and on such terms and conditions as the directors shall from time to time determine.

(p)
To raise or borrow or secure the payment of money in such manner and on such terms as the directors may deem expedient whether or not by the issue of bonds, debentures or debenture stock, perpetual or redeemable, or by mortgage, charge, lien or pledge upon the whole or any part of the undertaking, property, assets and rights of the Company, present or future, including its uncalled capital and generally in any other manner as the directors shall from time to time determine and to enter into or issue interest and currency hedging and swap agreements, forward rate agreements, interest and currency futures or options and other forms of financial instruments, and to purchase, redeem or pay off any of the foregoing and to guarantee the liabilities of the Company or any other person, and any debentures, debenture stock or other securities may be issued at a discount, premium or otherwise, and with any special privileges as to redemption, surrender, transfer, drawings, allotments of shares; attending and voting at general meetings of the Company, appointment of directors and otherwise.

(q)
To accumulate capital for any of the purposes of the Company, and to appropriate any of the Company’s assets to specific purposes, either conditionally or unconditionally, and to admit any class or section of those who have any dealings with the Company to any share in the profits thereof or in the profits of any particular branch of the Company’s business or to any other special rights, privileges, advantages or benefits.

(r)
To reduce the share capital of the Company in any manner permitted by law.

(s)
To enter into any scheme of arrangement with its creditors or members or any class of them pursuant to the Companies Act 2014.

(t)
To make gifts or grant bonuses to officers or other persons who are or have been in the employment of the Company and to allow any such persons to have the use and enjoyment of such property, chattels or other assets belonging to the Company upon such terms as the Company shall think fit.

(u)
To establish and maintain or procure the establishment and maintenance of any pension or superannuation fund (whether contributory or otherwise) for the benefit of and to give or procure the giving of donations, gratuities, pensions, annuities, allowances, emoluments or charitable aid to any persons who are or were at any time in the employment or service of the Company or any of its predecessors in business, or of any company which is a subsidiary of the Company or who may be or have been directors or officers of the Company, or of any such other company as aforesaid, or any persons in whose welfare the Company or any such other company as aforesaid may be interested and the wives, widows, children, relatives and dependants of any such persons and to make payments towards insurance and assurance and to form and contribute to provident and benefit funds for the benefit of such persons and to remunerate any person, firm or company rendering services to the Company, whether by cash payment, gratuities, pensions, annuities, allowances, emoluments or by the allotment of shares or securities of the Company credited as paid up in full or in part or otherwise.

(v)
To employ experts to investigate and examine into the conditions, prospects, value, character and circumstances of any business concerns, undertakings, assets, property or rights.

(w)
To insure the life of any person who may, in the opinion of the Company, be of value to the Company, as having or holding for the Company interests, goodwill, or influence or otherwise and to pay the premiums on such insurance.

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APPENDIX A
(x)
To distribute either upon a distribution of assets or division of profits among the Members of the Company in bind any property of the Company, and in particular any shares, debentures or securities of other companies belonging to the Company or of which the Company may have the power of disposing.

(y)
To give, whether directly or indirectly, and whether by means of a loan, guarantee, the provision of security or otherwise, any financial assistance for the purpose of or in connection with a purchase or subscription made or to be made by any person of or for any shares in the Company, or, where the Company is a subsidiary company, in its holding company.

(z)
To do and carry out all or any of the foregoing objects in any part of the world and either as principals, agents, contractors, trustees or otherwise, and either by or through agents, trustees or otherwise and either alone or in partnership or in conjunction with any other company, firm or person, provided that nothing herein contained shall empower the Company to carry on the businesses of insurance.

(aa)
To apply for, purchase or otherwise acquire any patents, brevets d’invention, licences, trade marks, industrial designs, know-how, concessions and other forms of intellectual property rights and the like conferring any exclusive or non-exclusive or limited or contingent rights to use, or any secret or other information as to any invention or process of the Company, or the acquisition of which may seem calculated directly or indirectly to benefit the Company, and to use, exercise, develop, or grant licences in respect of, or otherwise turn to account the property, rights or information so acquired.

(bb)
To enter into partnership or into any arrangement for sharing profits, union of interests, co-operation, joint venture, reciprocal concession or otherwise with any person or company carrying on or engaged in or about to carry on or engage in any business or transaction which the Company is authorised to carry on or engage in or any business or transaction capable of being conducted so as directly or indirectly to benefit the Company.

(cc)
To acquire and undertake the whole or any part of the undertaking, business, property and liabilities of any person or company carrying on any business which the Company is authorised to carry on or which is capable of being conducted so as to benefit the Company directly or indirectly or which is possessed of assets suitable for the purposes of the Company.

(dd)
To adopt such means of making known the Company and its products and services as may seem expedient.

(ee)
To acquire and carry on any business carried on by a subsidiary or a holding company of the Company or another subsidiary of a holding company of the Company.

(ff)
To promote any company or companies for the purpose of acquiring all or any of the property and liabilities of this Company or for any other purpose which may seem directly or indirectly calculated to benefit this Company.

(gg)
To amalgamate with, merge with or otherwise become part of or associated with any other company or association in any manner permitted by law.

(hh)
To do and carry out all such other things, except the issuing of policies of insurance, as may be deemed by the Company capable of being conveniently carried on in connection with the above objects or any of them or calculated to enhance the value of or render profitable any of the Company’s properties or rights.

And it is hereby declared that the word “company” in this clause, except where used in reference to this Company, shall be deemed to include any person, partnership or other body of persons whether incorporated or not incorporated and whether domiciled in the State or elsewhere and that the objects of the Company as specified in each of the foregoing paragraphs of this clause shall be separate and distinct objects and shall not be in anywise limited or restricted by reference to or inference from the terns of any other paragraph or the name of the Company.
4.
The liability of each Member is limited to the amount from time to time unpaid on such Member’s Shares.

5.
The authorised share capital of the Company is US$40,000,000~~50,000,000~~ and €25,000 divided into 4,000,000,000 ordinary shares of US$0.01~~, 1,000,000,000 preferred shares of US$0.01~~ and 25,000 deferred ordinary shares of €1.00 each.

6.
The shares forming the capital, increased or reduced, may be increased or reduced and be divided into such classes and issued with any special rights, privileges and conditions or with such qualifications as regards preference, dividend, capital, voting or other special incidents, and be held upon such terms as may be attached thereto or as may from time to time be provided by the original or any substituted or amended articles of association and regulations of the Company for the time being, but so that where shares are issued with any preferential or special rights attached thereto such rights shall not be alterable otherwise than pursuant to the provisions of the Company’s articles of association for the time being.

7.
Capitalised terms that are not defined in this memorandum of association bear the same meaning as those given in the articles of association of the Company.

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APPENDIX A
Companies Act 2014
PUBLIC LIMITED COMPANY
ARTICLES OF ASSOCIATION
of
Trinseo PLC
(adopted by Special Resolution dated 13 July 2021)
(as amended on 14 June 2022)
PRELIMINARY
1.
Disapplication of certain optional provisions of the Act:

Sections 43(2) and (3), 66(4), 77 to 81, 95(1)(a), 96(2) to (11), 124, 125, 126, 144(3), 144(4), 148(2), 158 to 165, 181(6), 182(2) and (5), 183(3) and (6), 187, 188, 193(1), 229, 230, 338(5), 338(6), 618(1)(b), 620(8), 1090, 1092 and 1113 of the Act shall not apply to the Company.
2.
2.1
In these Articles:

“Act”	means the Companies Act 2014 and every statutory modification and re-enactment thereof for the time being in force.
“Acts”	means the Act and all statutory instruments which are to be read as one with, or construed or read together as one with the Act.
“Address”	includes, without limitation, any number or address used for the purposes of communication by way of electronic mail or other electronic communication.
“Articles” or “Articles of Association”	means these articles of association of the Company, as amended from time to time by Special Resolution.
“Assistant Secretary”	means any person appointed by the Secretary from time to time to assist the Secretary.
“Auditors”	means the statutory auditors for the time being of the Company.
“Board”	means the board of directors for the time being of the Company.
“clear days”	means, in relation to a period of notice, that period excluding the day when the notice is given or deemed to be given and the day for which it is given or on which it is to take effect.
“Company”	means the above-named company.
“Court”	means the Irish High Court.
“Cross Border Merger”
means a merger of a national limited liability company with a limited liability company from another EU Member State, as provided in Title II of Directive (EU) 2017/1132 and as implemented in the relevant EU Member States;

“Directors”	means the directors for the time being of the Company.
“dividend”	includes interim dividends and bonus dividends.
“electronic communication”	shall have the meaning given to those words in the Electronic Commerce Act 2000.
“electronic signature”	shall have the meaning given to those words in the Electronic Commerce Act 2000.
“Exchange”	means any securities exchange or other system on which the Shares of the Company may be listed or otherwise authorised for trading from time to time.
“Exchange Act”	means the Securities Exchange Act of 1934 of the United States of America.

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APPENDIX A
“Member”	means a person who has agreed to become a Member of the Company and whose name is entered in the Register of Members as a registered holder of Shares.
“Memorandum”	means the memorandum of association of the Company as amended from time to time by Special Resolution.
“Merger”
means the proposed Cross-Border Merger (being a merger by acquisition under Irish law) of Trinseo S.A. into the Company, by which ~~the~~ all the assets and liabilities held by Trinseo S.A at the Merger Effective Time shall transfer by universal succession of title to the Company and Trinseo S.A. will cease to exist as at the Merger Effective Time;

“Merger Effective Time”	means the effective time of the Merger;
“month”	means a calendar month.
“Ordinary Resolution”	means an ordinary resolution of the Company’s Members within the meaning of Section 191 of the Act.
“Original Adoption Date”	means 13 July 2021.
“paid-up”	means paid-up as to the nominal value and any premium payable in respect of the issue of any Shares and includes credited as paid-up.
“Redeemable Shares”	means redeemable shares in accordance with Section 64 of the Act.
“Register of Members” or “Register”	means the register of Members of the Company maintained by or on behalf of the Company, in accordance with the Acts and includes (except where otherwise stated) any duplicate Register of Members.
“registered office”	means the registered office for the time being of the Company.
“Seal”	means the common seal of the Company or (where relevant) the official securities seal kept by the Company pursuant to the Act.
“Secretary”
means the person appointed by the Board to perform any or all of the duties of secretary of the Company and includes an Assistant Secretary and any person appointed by the Board to perform the duties of secretary of the Company.

“Share” and “Shares”	means a share or shares in the capital of the Company.
“Special Resolution”	means a special resolution of the Company’s Members within the meaning of Section 191 of the Act.

2.2
In the Articles:

(a)
words importing the singular number include the plural number and vice-versa;

(b)
words importing the feminine gender include the masculine gender;

(c)
words importing persons include any company, partnership or other body of persons, whether corporate or not, any trust and any government, governmental body or agency or public authority, whether of Ireland or elsewhere;

(d)
“written” and “in writing” include all modes of representing or reproducing words in visible form, including electronic communication;

(e)
references to a company include any body corporate or other legal entity, whether incorporated or established in Ireland or elsewhere;

(f)
references to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced from time to time;

(g)
any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

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APPENDIX A
(h)
reference to “officer” or “officers” in these Articles means any executive that has been designated by the Company as an “officer” and, for the avoidance of doubt, shall not have the meaning given to such term in the Act and any such officers shall not constitute officers of the Company within the meaning of Section 2(1) of the Act.

(i)
headings are inserted for reference only and shall be ignored in construing these Articles; and

(j)
references to US$, USD, $ or dollars shall mean United States dollars, the lawful currency of the United States of America and references to €, euro, or EUR shall mean the euro, the lawful currency of Ireland.

SHARE CAPITAL; ISSUE OF SHARES
3.
The authorised share capital of the Company is US$40,000,000~~50,000,000~~ and €25,000 divided into 4,000,000,000 ordinary shares of US$0.01~~, 1,000,000,000 preferred shares of US$0.01~~ and 25,000 deferred ordinary shares of €1.00 each.

4.
Subject to the provisions of these Articles relating to new Shares, the Shares shall be at the disposal of the Directors, and they may (subject to the provisions of the Acts) allot, grant options over or otherwise dispose of them to such persons, on such terms and conditions and at such times as they may consider to be in the best interests of the Company and its Members, but so that no Share shall be issued at a discount to its nominal value save in accordance with Sections 71(4) and 1026 of the Act, and so that, in the case of Shares offered to the public for subscription, the amount payable on application on each Share shall not be less than one-quarter of the nominal amount of the Share and the whole of any premium thereon.

5.
Subject to any requirement to obtain the approval of Members under any laws, regulations or the rules of any Exchange, the Board is authorised, from time to time, in its discretion, to grant such persons, for such periods and upon such terms as the Board deems advisable, options to purchase or subscribe for any number of Shares of any class or classes or of any series of any class as the Board may deem advisable, and to cause warrants or other appropriate instruments evidencing such options to be issued.

6.
6.1
The Directors are, for the purposes of Section 1021 of the Act, generally and unconditionally authorised to exercise all powers of the Company to allot and issue relevant securities (as defined by the said Section 1021) up to the amount of Company’s authorized but unissued share capital at the Original Adoption Date and to allot and issue any Shares purchased or redeemed by or on behalf of the Company pursuant to the provisions of the Act and held as treasury shares and this authority shall expire five years from the Original Adoption Date.

6.2
The Directors are hereby empowered pursuant and subject to Sections 1022 and 1023(3) of the Act to allot equity securities within the meaning of the said Section 1023 for cash pursuant to the authority conferred by Article 6.1 as if the said Section 1022 did not apply to any such allotment. The Company may before the expiry of such authority make an offer or agreement which would or might require equity securities to be allotted after such expiry and the Directors may allot equity securities in pursuance of such an offer or agreement as if the power conferred by Article 6.1 had not expired.

7.
Without prejudice to any special rights previously conferred on the holders of any existing Shares or class of Shares, any Share in the Company may be issued with such preferred or deferred or other special rights or such restrictions, whether in regard to dividend, voting, return of capital or otherwise, as the Company may from time to time by Ordinary Resolution determine.

8.
The Company may pay commission to any person in consideration of any person subscribing or agreeing to subscribe, whether absolutely or conditionally, for the shares in the Company or procuring or agreeing to procure subscriptions, whether absolute or conditional, for any shares in the Company on such terms and, subject to the provisions of the Act and to such conditions as the Directors may determine, including, without limitation, by paying cash or allotting and issuing fully or partly paid shares or any combination of the two. The Company may also on any issue of Shares pay such brokerage as may be lawful.

SHAREHOLDER RIGHTS PLAN
9.
Subject to applicable law, the Directors are hereby expressly authorised to adopt any shareholder rights’ plan (a “Rights Plan”) upon such terms and conditions as the Directors deem expedient in the best interests of the Company, including, without limitation, where the Directors are of the opinion that a Rights Plan could grant them additional time to gather relevant information or pursue strategies in response to or anticipation of, or could prevent, a potential change of control of the Company or accumulation of Shares or interests therein.

10.
The Directors may exercise any power of the Company to grant rights (including approving the execution of any documents relating to the grant of such rights) to subscribe for ordinary shares or preferred shares in the share capital of the Company (“Rights”) in accordance with the terms of a Rights Plan.

11.
The duties of the Directors to the Company under applicable law, including, but not limited to, the Act and common law, are hereby deemed amended and modified such that the adoption of a Rights Plan and any actions taken thereunder by the

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APPENDIX A
Directors (if so approved by the Directors) shall be deemed to constitute an action in the best interests of the Company in all circumstances, and any such action shall be deemed to be immediately confirmed, approved and ratified.
ORDINARY SHARES
12.
The holder of an ordinary share shall be:

12.1
entitled to dividends on a pro rata basis in accordance with the relevant provisions of these Articles;

12.2
entitled to participate pro rata in the total assets of the Company in the event of the Company’s winding up; and

12.3
entitled, subject to the right of the Company to set record dates for the purpose of determining the identity of Members entitled to notice of and/or vote at a general meeting, to attend general meetings of the Company and shall be entitled to one vote for each Ordinary Share registered in her name in the Register of Members, both in accordance with the relevant provisions of these Articles.

13.
Unless the Directors determine otherwise, a share shall be deemed to be a Redeemable Share on, and from the time of, the existence or creation of an agreement, transaction or trade between the Company (including any agent or broker acting on behalf of the Company) and any third party pursuant to which the Company acquires or will acquire shares, or an interest in shares, from the relevant third party save for an acquisition for nil consideration pursuant to section 102(1)(a) of the Act. In these circumstances, the acquisition of such shares by the Company, save where acquired for nil consideration in accordance with the Act, shall constitute the redemption of a Redeemable Share in accordance with Part 3 of the Act. No resolution, whether special or otherwise, shall be required to be passed to deem any share in the capital of the Company a Redeemable Share.

14.
All ordinary shares shall rank pari passu with each other in all respects.

~~PREFERRED SHARES~~
15.
[RESERVED]

~~The preferred shares may, from time to time, be allotted and issued, in one or more classes or series designated by the Directors, and the Directors are authorised to fix for each such class or series such voting power, full or limited, or no voting power, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board providing for the issuance of such class or series, including, without limitation, the authority to provide that any such class or series of preferred shares may be:~~
~~15.1~~
~~redeemable at the option of the Company, or the holders, or both, with the manner of the redemption to be set by the Board, and redeemable at such time or times, including upon a fixed date, and at such price or prices;~~

~~15.2~~
~~entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes of Shares or any other series;~~

~~15.3~~
~~entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Company; or~~

~~15.4~~
~~convertible into, or exchangeable for, Shares of any other class or classes of Shares, or of any other series of the same or any other class or classes of Shares, at such price or prices or at such rates of exchange and with such adjustments as the Directors determine,~~

~~which rights and restrictions may be as stated in such resolution or resolutions of the Directors as determined by them in accordance with this Article 15. The Board may at any time before the allotment of any preferred share (or class or series thereof) by further resolution in any way amend the designations, preferences, rights, qualifications, limitations or restrictions, or vary or revoke the designations of such preferred shares (or class or series thereof).~~
16.
[RESERVED]

~~The rights conferred upon any holder of any pre-existing Shares in the share capital of the Company shall be deemed not to be varied by the creation, issue and allotment of preferred shares (or class or series thereof) in accordance with Article 15.~~
DEFERRED ORDINARY SHARES
17.
The deferred ordinary shares shall rank pari passu with, and have the same rights, and be subject to the same restrictions, as the ordinary shares until the Merger Effective Time.

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APPENDIX A
18.
From the Merger Effective Time:

18.1
The holders of the deferred ordinary shares shall not be entitled to receive any dividend or distribution and shall not be entitled to receive notice of, nor to attend, speak or vote at any general meeting of the Company. On a return of assets, whether on liquidation or otherwise, the deferred ordinary shares shall entitle the holder thereof only to the repayment of the amounts paid up on such shares after repayment of the capital paid up on the ordinary shares plus the payment of €5,000,0000 on each of the ordinary shares and the holders of the deferred ordinary shares (as such) shall not be entitled to any further participation in the assets or profits of the Company.

18.2
The Company as agent for the holders of deferred ordinary shares shall have the irrevocable authority to authorise and instruct the Secretary (or any other person as the Directors determine) to:

(a)
to acquire all or any of the fully paid deferred ordinary shares otherwise than for valuable consideration in accordance with Section 102(1) of the Act and without obtaining the sanction of the holders thereof;

(b)
to appoint any person to execute on behalf of the holders of the deferred ordinary shares remaining in issue (if any) a transfer thereof and/or an agreement to transfer the same otherwise than for valuable consideration to the Company or to such other person as the Company may nominate;

(c)
to cancel any acquired deferred ordinary shares; and

(d)
pending such acquisition and/or transfer and/or cancellation to retain the certificate (if any) for such deferred ordinary shares.

19.
Neither the acquisition by the Company otherwise than for valuable consideration of all or any of the deferred ordinary shares nor the redemption thereof nor the cancellation thereof by the Company in accordance with Article 18 shall constitute a variation or abrogation of the rights or privileges attached to the deferred ordinary shares, and accordingly the deferred ordinary shares or any of them may be so acquired, redeemed and cancelled without any such consent or sanction on the part of the holders thereof. The rights conferred upon the holders of the deferred ordinary shares shall not be deemed to be varied or abrogated by the creation of further Shares ranking in priority thereto or pari passu therewith.

ISSUE OF WARRANTS
20.
The Board may issue warrants to subscribe for any class of Shares or other securities of the Company on such terms as it may from time to time determine.

CERTIFICATES FOR SHARES
21.
Unless otherwise provided for by the Board or the rights attaching to or by the terms of issue of any particular Shares, or to the extent required by any Exchange, depository, or any operator of any clearance or settlement system, no person whose name is entered as a Member in the Register of Members shall be entitled to receive a share certificate for all or a portion of the Shares of each class held by her (nor on transferring a part of holding, to a certificate for the balance).

22.
Any share certificate, if issued, shall specify the number of Shares in respect of which it is issued and the amount paid thereon or the fact that they are fully paid, as the case may be, and may otherwise be in such form as shall be determined by the Board. Such certificates may be under Seal. All certificates for Shares shall be consecutively numbered or otherwise identified and shall specify the Shares to which they relate. The name and address of the person to whom the Shares represented thereby are issued, with the number of Shares and date of issue, shall be entered in the Register of Members of the Company. All certificates surrendered to the Company for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of Shares shall have been surrendered and cancelled. The Board may authorise certificates to be issued with the Seal and authorised signature(s) affixed by some method or system of mechanical process. In respect of a Share or Shares held jointly by several persons, the Company shall not be bound to issue a certificate or certificates to each such person, and the issue and delivery of a certificate or certificates to one of several joint holders shall be sufficient delivery to all such holders.

23.
If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and on the payment of such expenses reasonably incurred by the Company in investigating such evidence, as the Board may prescribe, and, in the case of defacement or wearing out, upon delivery of the old certificate.

REGISTER OF MEMBERS
24.
The Company shall maintain or cause to be maintained a Register of its Members in accordance with the Acts.

25.
If the Board considers it necessary or appropriate, the Company may establish and maintain a duplicate Register or Registers of Members at such location or locations within or outside Ireland as the Board thinks fit. The original Register of Members shall be treated as the Register of Members for the purposes of these Articles and the Acts.

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APPENDIX A
26.
The Company, or any agent(s) appointed by it to maintain the duplicate Register of Members in accordance with these Articles, shall as soon as practicable and on a regular basis record or procure the recording in the original Register of Members all transfers of Shares effected on any duplicate Register of Members and shall at all times maintain the original Register of Members in such manner as to show at all times the Members for the time being and the Shares respectively held by them, in all respects in accordance with the Acts.

27.
The Company shall not be bound to register more than four persons as joint holders of any Share. If any Share shall stand in the names of two or more persons, the person first named in the Register of Members shall be deemed the sole holder thereof as regards service of notices and, subject to the provisions of these Articles, all or any other matters connected with the Company.

TRANSFER OF SHARES
28.
All transfers of Shares shall be effected by an instrument of transfer in such form as the Board may approve. All instruments of transfer must be left at the registered office or at such other place as the Board may appoint and all such instruments of transfer shall be retained by the Company.

29.
29.1
The instrument of transfer shall be executed by or on behalf of the transferor. The instrument of transfer of any Share shall be in writing and shall be executed with a manual signature or facsimile signature (which may be machine imprinted or otherwise) by or on behalf of the transferor provided that in the case of execution by facsimile signature by or on behalf of a transferor, the Board shall have previously been provided with a list of specimen signatures of the authorised signatories of such transferor and the Board shall be reasonably satisfied that such facsimile signature corresponds to one of those specimen signatures. The instrument of transfer need not be signed by the transferee.

29.2
The instrument of transfer of any Share may be executed for and on behalf of the transferor by any Director, the Secretary or an Assistant Secretary on behalf of the Company, and the Company shall be deemed to have been irrevocably appointed agent for the transferor of such Share or Shares with full power to execute, complete and deliver in the name of and on behalf of the transferor of such Share or Shares all such transfers of Shares held by the Members in the share capital of the Company. Any document which records the name of the transferor, the name of the transferee, the class and number of Shares agreed to be transferred, the date of the agreement to transfer Shares, shall, once executed by the transferor or any Director or the Secretary or Assistant Secretary on behalf of the Company as agent for the transferor, be deemed to be a proper instrument of transfer for the purposes of Sections 94(4) and 94(5) of the Act. The transferor shall be deemed to remain the holder of the Share until the name of the transferee is entered on the Register in respect thereof, and neither the title of the transferee nor the title of the transferor shall be affected by any irregularity or invalidity in the proceedings in reference to the sale should the Directors so determine.

29.3
The Company, at its absolute discretion and insofar as the Acts or any other applicable law permits, may, or may procure that a subsidiary of the Company shall, pay Irish stamp duty arising on a transfer of Shares on behalf of the transferee of such Shares of the Company. If stamp duty resulting from the transfer of Shares in the Company which would otherwise be payable by the transferee is paid by the Company or any subsidiary of the Company on behalf of the transferee, then in those circumstances, the Company shall, on its behalf or on behalf of its subsidiary (as the case may be), be entitled to (i) seek reimbursement of the stamp duty from the transferee, (ii) set-off the stamp duty against any dividends payable to the transferee of those Shares and (iii) to claim a first and permanent lien on the Shares on which stamp duty has been paid by the Company or its subsidiary for the amount of stamp duty paid.

29.4
Notwithstanding the provisions of these Articles and subject to any regulations made under Section 1086 of the Act, title to any Shares in the Company may also be evidenced and transferred without a written instrument in accordance with Section 1086 of the Act or any regulations made thereunder. The Directors shall have power to permit any class of Shares to be held in uncertificated form and to implement any arrangements they think fit for such evidencing and transfer which accord with such regulations and in particular shall, where appropriate, be entitled to disapply or modify all or part of the provisions in these Articles with respect to the requirement for written instruments of transfer and share certificates (if any), in order to give effect to such regulations.

30.
The Board may in its absolute discretion and without assigning any reason for its decision, decline to register any transfer of any Share which is not a fully paid Share. The Board may also, in its absolute discretion, and without assigning any reason, refuse to register a transfer of any Share unless:

30.1
the instrument of transfer is fully and properly completed and lodged with the Company accompanied by the certificate for the Shares (if any) to which it relates (which shall upon registration of the transfer be cancelled) and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer;

30.2
the instrument of transfer is in respect of only one class of Shares;

30.3
the instrument of transfer is properly stamped (in circumstances where stamping is required); or

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APPENDIX A
30.4
in the case of a transfer to joint holders, the number of joint holders to which the Share is to be transferred does not exceed four.

31.
If the Board shall refuse to register a transfer of any Share, it shall, within two (2) months after the date on which the transfer was lodged with the Company, send to each of the transferor and the transferee notice of such refusal.

32.
The Company shall not be obligated to make any transfer to an infant or to a person in respect of whom an order has been made by a competent court or official on the grounds that she is or may be suffering from mental disorder or is otherwise incapable of managing her affairs or under other legal disability.

33.
Upon every transfer of Shares the certificate (if any) held by the transferor shall be given up to be cancelled, and shall forthwith be cancelled accordingly, and subject to Article 21 a new certificate may be issued without charge to the transferee in respect of the Shares transferred to her, and if any of the Shares included in the certificate so given up shall be retained by the transferor, a new certificate in respect thereof may be issued to her without charge. The Company shall also retain the instrument(s) of transfer.

REDEMPTION AND REPURCHASE OF SHARES
34.
Subject to the provisions of the Act and the other provisions of this Article 34, the Company may:

34.1
pursuant to Section 66(4) of the Act, issue any Shares of the Company which are to be redeemed or are liable to be redeemed at the option of the Company or the Member on such terms and in such manner as may be determined by the Company in general meeting (by Special Resolution) on the recommendation of the Directors;

34.2
redeem Shares of the Company on such terms as may be contained in, or be determined pursuant to the provisions of, these Articles. Subject as aforesaid, the Company may cancel any Shares so redeemed or may hold them as treasury shares and re-issue such treasury shares as Shares of any class or classes or cancel them;

34.3
subject to or in accordance with the provisions of the Acts and without prejudice to any relevant special rights attached to any class of Shares, pursuant to Section 105 of the Act, purchase any of its own Shares (including any Redeemable Shares and without any obligation to purchase on any pro rata basis as between Members or Members of the same class) and may cancel any Shares so purchased or hold them as treasury (as defined by Section 109 of the Act) and may reissue any such Shares as Shares of any class or classes or cancel them; or

34.4
pursuant to Section 83 of the Act, convert any of its Shares into Redeemable Shares.

35.
The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the Acts.

36.
The holder of the Shares being purchased shall be bound to deliver up to the Company at its registered office or such other place as the Board shall specify, the certificate(s) (if any) thereof for cancellation and thereupon the Company shall pay to her the purchase or redemption monies or consideration in respect thereof.

VARIATION OF RIGHTS OF SHARES
37.
If at any time the share capital of the Company is divided into different classes of Shares, the rights attached to any class (unless otherwise provided by the terms of issue of the Shares of that class) may be varied or abrogated with the consent in writing of the holders of three-quarters of all the votes of the issued Shares of that class, or with the sanction of a Special Resolution passed at a general meeting of the holders of the Shares of that class.

38.
The provisions of these Articles relating to general meetings of the Company shall apply mutatis mutandis to every such general meeting of the holders of one class of Shares except that the necessary quorum shall be one or more persons holding or representing by proxy at least one-half of the issued Shares of the class.

39.
The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by (i) the creation or issue of further Shares ranking pari passu therewith; (ii) a purchase or redemption by the Company of its own Shares; or (iii) the operation of Articles 13~~; or (iv) the allotment and issue of Preferred Shares (or any class or series thereof) in accordance with Article 16~~.

LIEN ON SHARES
40.
The Company shall have a first and paramount lien on every Share (not being a fully paid Share) for all monies (whether presently payable or not) payable at a fixed time or called in respect of that Share. The Directors, at any time, may declare any Share to be wholly or in part exempt from the provisions of this Article. The Company’s lien on a Share shall extend to all monies payable in respect of it.

2022 Proxy Statement      A-11

APPENDIX A
41.
The Company may sell in such manner as the Directors determine any Share on which the Company has a lien if a sum in respect of which the lien exists is presently payable and is not paid within fourteen clear days after notice demanding payment, and stating that if the notice is not complied with the Share may be sold, has been given to the holder of the Share or to the person entitled to it by reason of the death or bankruptcy of the holder.

42.
To give effect to a sale, the Directors may authorise some person to execute an instrument of transfer of the Share sold to, or in accordance with the directions of, the transferee. The transferee shall be entered in the Register as the holder of the Share comprised in any such transfer and she shall not be bound to see to the application of the purchase monies nor shall her title to the Share be affected by any irregularity in or invalidity of the proceedings in reference to the sale, and after the name of the transferee has been entered in the Register, the remedy of any person aggrieved by the sale shall be in damages only and against the Company exclusively.

43.
The net proceeds of the sale, after payment of the costs, shall be applied in payment of so much of the sum for which the lien exists as is presently payable and any residue (upon surrender to the Company for cancellation of the certificate for the Shares sold and subject to a like lien for any monies not presently payable as existed upon the Shares before the sale) shall be paid to the person entitled to the Shares at the date of the sale.

44.
Whenever any law for the time being of any country, state or place imposes or purports to impose any immediate or future or possible liability upon the Company to make any payment or empowers any government or taxing authority or government official to require the Company to make any payment in respect of any Shares registered in the Register as held either jointly or solely by any Members or in respect of any dividends, bonuses or other monies due or payable or accruing due or which may become due or payable to such Member by the Company on or in respect of any Shares registered as mentioned above or for or on account or in respect of any Member and whether in consequence of:

44.1
the death of such Member;

44.2
the non-payment of any income tax or other tax by such Member;

44.3
the non-payment of any estate, probate, succession, death, stamp or other duty by the executor or administrator of such Member or by or out of her estate; or

44.4
any other act or thing;

in every such case (except to the extent that the rights conferred upon holders of any class of Shares render the Company liable to make additional payments in respect of sums withheld on account of the foregoing):
44.5
the Company shall be fully indemnified by such Member or her executor or administrator from all liability;

44.6
the Company shall have a lien upon all dividends and other monies payable in respect of the Shares registered in the Register as held either jointly or solely by such Member for all monies paid or payable by the Company as referred to above in respect of such Shares or in respect of any dividends or other monies thereon or for or on account or in respect of such Member under or in consequence of any such law, together with interest at the rate of 15% per annum (or such other rate as the Board may determine) thereon from the date of payment to date of repayment, and the Company may deduct or set off against such dividends or other monies so payable any monies paid or payable by the Company as referred to above together with interest at the same rate;

44.7
the Company may recover as a debt due from such Member or her executor or administrator (wherever constituted) any monies paid by the Company under or in consequence of any such law and interest thereon at the rate and for the period referred to above in excess of any dividends or other monies then due or payable by the Company; and

44.8
the Company may if any such money is paid or payable by it under any such law as referred to above refuse to register a transfer of any Shares by any such Member or her executor or administrator until such money and interest is set off or deducted as referred to above or in the case that it exceeds the amount of any such dividends or other monies then due or payable by the Company, until such excess is paid to the Company.

Subject to the rights conferred upon the holders of any class of Shares, nothing in this Article 44 will prejudice or affect any right or remedy which any law may confer or purport to confer on the Company. As between the Company and every such Member as referred to above (and, her executor, administrator and estate, wherever constituted), any right or remedy which such law shall confer or purport to confer on the Company shall be enforceable by the Company.
CALLS ON SHARES
45.
Subject to the terms of allotment, the Directors may make calls upon the Members in respect of any monies unpaid on their Shares and each Member (subject to receiving at least fourteen clear days’ notice specifying when and where payment is to be made) shall pay to the Company as required by the notice the amount called on her Shares. A call may be required to be paid by instalments. A call may be revoked before receipt by the Company of a sum due thereunder, in whole or in part and payment of a call may be postponed in whole or in part.

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APPENDIX A
46.
A call shall be deemed to have been made at the time when the resolution of the Directors authorising the call was passed.

47.
A person on whom a call is made shall (in addition to a transferee) remain liable notwithstanding the subsequent transfer of the Share in respect of which the call is made.

48.
The joint holders of a Share shall be jointly and severally liable to pay all calls in respect thereof.

49.
If a call remains unpaid after it has become due and payable, the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due until it is paid at the rate fixed by the terms of allotment of the Share or in the notice of the call or, if no rate is fixed, at the appropriate rate (as defined by the Acts) but the Directors may waive payment of the interest wholly or in part.

50.
An amount payable in respect of a Share on allotment or at any fixed date, whether in respect of nominal value by way of premium, shall be deemed to be a call and if it is not paid the provisions of these Articles shall apply as if that amount had become due and payable by virtue of a call.

51.
Subject to the terms of allotment, the Directors may make arrangements on the issue of Shares for a difference between the holders in the amounts and times of payment of calls on their Shares.

52.
The Directors may, if they think fit, receive from any Member willing to advance the same all or any part of the monies uncalled and unpaid upon any Shares held by her, and upon all or any of the monies so advanced may pay (until the same would, but for such advance, become payable) interest at such rate as may be agreed upon between the Directors and the Member paying such sum in advance.

FORFEITURE
53.
If a Member fails to pay any call or instalment of a call on the day appointed for payment thereof, the Directors, at any time thereafter during such times as any part of the call or instalment remains unpaid, may serve a notice on her requiring payment of so much of the call or instalment as is unpaid together with any interest which may have accrued.

54.
The notice shall state a further day (not earlier than the expiration of fourteen clear days from the date of service of the notice) on or before which the payment required by the notice is to be made, and shall state that in the event of non-payment at or before the time appointed the Shares in respect of which the call was made will be liable to be forfeited.

55.
If the requirements of any such notice as aforesaid are not complied with then, at any time thereafter before the payment required by the notice has been made, any Shares in respect of which the notice has been given may be forfeited by a resolution of the Directors to that effect. The forfeiture shall include all dividends or other monies payable in respect of the forfeited Shares and not paid before forfeiture. The Directors may accept a surrender of any Share liable to be forfeited hereunder.

56.
On the trial or hearing of any action for the recovery of any money due for any call it shall be sufficient to prove that the name of the Member sued is entered in the Register as the holder, or one of the holders, of the Shares in respect of which such debt accrued, that the resolution making the call is duly recorded in the minute book and that notice of such call was duly given to the Member sued, in pursuance of these Articles, and it shall not be necessary to prove the appointment of the Directors who made such call nor any other matters whatsoever, but the proof of the matters aforesaid shall be conclusive evidence of the debt.

57.
A forfeited Share may be sold or otherwise disposed of on such terms and in such manner as the Directors think fit and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit. Where for the purposes of its disposal such a Share is to be transferred to any person, the Directors may authorise some person to execute an instrument of transfer of the Share to that person. The Company may receive the consideration, if any, given for the Share on any sale or disposition thereof and may execute a transfer of the Share in favour of the person to whom the Share is sold or disposed of and thereupon she shall be registered as the holder of the Share and shall not be bound to see to the application of the purchase money, if any, nor shall her title to the Share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the Share.

58.
A person whose Shares have been forfeited shall cease to be a Member in respect of the forfeited Shares, but nevertheless shall remain liable to pay to the Company all monies which, at the date of forfeiture, were payable by her to the Company in respect of the Shares, without any deduction or allowance for the value of the Shares at the time of forfeiture but her liability shall cease if and when the Company shall have received payment in full of all such monies in respect of the Shares.

59.
A statutory declaration or affidavit that the declarant is a Director or the Secretary of the Company, and that a Share in the Company has been duly forfeited on the date stated in the declaration, shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the Share.

60.
The provisions of these Articles as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the nominal value of the Share or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

2022 Proxy Statement      A-13

APPENDIX A
61.
The Directors may accept the surrender of any Share which the Directors have resolved to have been forfeited upon such terms and conditions as may be agreed and, subject to any such terms and conditions, a surrendered Share shall be treated as if it has been forfeited.

NON-RECOGNITION OF TRUSTS
62.
The Company shall not be obligated to recognise any person as holding any Share upon any trust (except as is otherwise provided in these Articles or to the extent required by law) and the Company shall not be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future, or partial interest in any Share, or any interest in any fractional part of a Share, or (except only as is otherwise provided by these Articles or the Acts) any other rights in respect of any Share except an absolute right to the entirety thereof in the registered holder. This shall not preclude the Company from requiring the Members or a transferee of Shares to furnish to the Company with information as to the beneficial ownership of any Share when such information is reasonably required by the Company.

TRANSMISSION OF SHARES
63.
In case of the death of a Member, the survivor or survivors where the deceased was a joint holder, and the legal personal representatives of the deceased where she was a sole holder, shall be the only persons recognised by the Company as having any title to her interest in the Shares, but nothing herein contained shall release the estate of any such deceased holder from any liability in respect of any Shares which had been held by her solely or jointly with other persons.

64.
Any person becoming entitled to a Share in consequence of the death or bankruptcy or liquidation or dissolution of a Member (or in any other way than by transfer) may, upon such evidence being produced as may from time to time be required by the Board and subject as hereinafter provided, elect either to be registered herself as holder of the Share or to make such transfer of the Share to such other person nominated by her and to have such person registered as the transferee thereof, but the Board shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by that Member before her death or bankruptcy as the case may be.

65.
If the person so becoming entitled shall elect to be registered herself as holder, she shall deliver or send to the Company a notice in writing signed by her stating that she so elects.

66.
Subject to Article 67, a person becoming entitled to a Share by reason of the death or bankruptcy or liquidation or dissolution of the holder (or in any other case than by transfer) shall be entitled to the same dividends and other advantages to which she would be entitled if she were the registered holder of the Share, except that she shall not, before being registered as a Member in respect of the Share, be entitled in respect of it to exercise any right conferred by Membership in relation to meetings of the Company provided however that the Board may at any time give notice requiring any such person to elect either to be registered herself or to transfer the Share and if the notice is not complied with within ninety days the Board may thereafter withhold payment of all dividends, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.

67.
The Board may at any time give notice requiring a person entitled by transmission to a Share to elect either to be registered herself or to transfer the Share and if the notice is not complied with within 60 days the Board may withhold payment of all dividends and other monies payable in respect of the Share until the requirements of the notice have been complied with.

AMENDMENT OF MEMORANDUM OF ASSOCIATION;
CHANGE OF LOCATION OF REGISTERED OFFICE; AND
ALTERATION OF CAPITAL
68.
The Company may by Ordinary Resolution:

68.1
divide its share capital into several classes and attach to them respectively any preferential, deferred, qualified or special rights, privileges or conditions;

68.2
increase the authorised share capital by such sum to be divided into Shares of such nominal value, as such Ordinary Resolution shall prescribe;

68.3
consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

68.4
by subdivision of its existing Shares or any of them divide the whole or any part of its share capital into Shares of smaller nominal value than is fixed by the Memorandum subject to Section 83(1)(b) of the Act, so, however, that in the sub-division the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in the case of the Share from which the reduced Share is derived;

68.5
cancel any Shares that at the date of the passing of the relevant Ordinary Resolution have not been taken or agreed to be taken by any person; and

68.6
subject to applicable law, change the currency denomination of its share capital.

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APPENDIX A
69.
Subject to the provisions of the Acts, the Company may:

69.1
by Special Resolution change its name, alter or add to the Memorandum with respect to any objects, powers or other matters specified therein or alter or add to these Articles;

69.2
by Special Resolution reduce its share capital or any undenominated capital. In relation to such reductions, the Company may by Special Resolution determine the terms upon which the reduction is to be effected, including in the case of a reduction of part only of any class of Shares, those Shares to be affected; and

69.3
by resolution of the Directors change the location of its registered office.

70.
Whenever as a result of an alteration or reorganisation of the share capital of the Company any Members would become entitled to fractions of a Share, the Directors may, on behalf of those Members, sell the Shares representing the fractions for the best price reasonably obtainable to any person and distribute the proceeds of sale in due proportion among those Members, and the Directors may authorise any person to execute an instrument of transfer of the Shares to, or in accordance with the directions of, the purchaser. The transferee shall not be bound to see to the application of the purchase money nor shall her title to the Shares be affected by any irregularity in or invalidity of the proceedings in reference to the sale.

CLOSING REGISTER OF MEMBERS OR FIXING RECORD DATE
71.
For the purpose of determining Members entitled to notice of or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any dividend, or in order to make a determination of Members for any other proper purpose, the Board may provide, subject to the requirements of Section 174 of the Act, that the Register of Members shall be closed for transfers at such times and for such periods, not exceeding in the whole 30 days in each year. If the Register of Members shall be so closed for the purpose of determining Members entitled to notice of or to vote at a meeting of Members such Register of Members shall be so closed for at least five (5) days immediately preceding such meeting and the record date for such determination shall be the date of the closure of the Register of Members.

72.
In lieu of, or apart from, closing the Register of Members, the Board may fix in advance a date as the record date (a) for any such determination of Members entitled to notice of or to vote at a meeting of the Members, which record date shall not be more than ninety (90) days nor less than ten (10) days before the date of such meeting], and (b) for the purpose of determining the Members entitled to receive payment of any dividend, or in order to make a determination of Members for any other proper purpose, which record date shall not be more than ninety (90) days prior to the date of payment of such dividend or the taking of any action to which such determination of Members is relevant. The record date shall not precede the date upon which the resolution fixing the record date is adopted by the Directors.

73.
If the Register of Members is not so closed and no record date is fixed for the determination of Members entitled to notice of or to vote at a meeting of Members or Members entitled to receive payment of a dividend, the date immediately preceding the date on which notice of the meeting is deemed given under these Articles or the date on which the resolution of the Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in these Articles, such determination shall apply to any adjournment thereof; provided, however, that the Directors may fix a new record date of the adjourned meeting, if they think fit.

GENERAL MEETINGS
74.
The Board shall convene and the Company shall hold annual general meetings in accordance with the requirements of the Acts.

75.
The Board may, whenever it thinks fit, and shall, on the requisition in writing of Members holding such number of Shares as is prescribed by, and made in accordance with, Section 178 of the Act, convene a general meeting in the manner required by the Acts. All general meetings other than annual general meetings shall be called extraordinary general meetings.

76.
The Company shall in each year hold a general meeting as its annual general meeting in addition to any other meeting in that year, and shall specify the meeting as such in the notices calling it. Not more than fifteen months shall elapse between the date of one annual general meeting of the Company and that of the next. Subject to Section 176 of the Act, all general meetings may be held outside of Ireland.

77.
Each general meeting shall be held at such time and place as specified in the notice of meeting.

78.
The Board may, in its absolute discretion, postpone any general meeting called in accordance with the provisions of these Articles (other than a meeting requisitioned under Article 75 of these Articles or where the postponement of which would be contrary to the Acts, law or a court order pursuant to the Acts) if the Board considers that, for any reason, it is impractical or unreasonable to hold the general meeting, provided that notice of postponement is given to each Member before the time for such meeting. Fresh notice of the date, time and place for the postponed meeting shall be given to each Member in accordance with the provisions of these Articles.

2022 Proxy Statement      A-15

APPENDIX A
79.
The Directors may, in its absolute discretion, cancel a general meeting of the members (other than a meeting requisitioned under Article 75 of these Articles or where the cancellation of which would be contrary to the Acts, law or a court order pursuant to the Acts) after it has been convened, and notice of such cancellation shall be given to each Member in accordance with the provisions of these Articles.

NOTICE OF GENERAL MEETINGS
80.
Subject to the provisions of the Acts allowing a general meeting to be called by shorter notice, an annual general meeting, and an extraordinary general meeting called for the passing of a Special Resolution, shall be called by at least twenty-one (21) clear days’ notice and all other extraordinary general meetings shall be called by at least fourteen (14) clear days’ notice. Such notice shall state the date, time and place of the meeting and the general nature of the business to be considered at the meeting. Every notice shall be exclusive of the day on which it is given or deemed to be given and of the day for which it is given and shall specify such other details as are required by applicable law or the relevant code, rules and regulations applicable to the listing of the Shares on the Exchange.

81.
A general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of the Articles regarding general meetings have been complied with, be deemed to have been duly convened if applicable law so permits and it is so agreed by the Auditors and by all the Members entitled to attend and vote thereat or by their proxies.

82.
The notice convening an annual general meeting shall specify the meeting as such, and the notice convening a meeting to pass a Special Resolution shall specify the intention to propose the resolution as a Special Resolution. Notice of every general meeting shall be given in any manner permitted by these Articles to:

82.1
every Member;

82.2
the personal representative of a deceased member of the Company;

82.3
the assignee in bankruptcy of a bankrupt member of the company (being a bankrupt member who is entitled to vote at the meeting);

82.4
the Directors and secretary of the Company; and

82.5
the Auditors.

83.
There shall appear with reasonable prominence in every notice of general meetings of the Company a statement that a Member entitled to attend and vote is entitled to appoint one or more proxies, using the form set out in Section 184 of the Act, to attend, speak and vote instead of her, that a proxy need not be a Member of the Company and the time by which the proxy must be received at the Company’s registered office or some other place within the State as is specified in the statement for that purpose.

84.
The accidental omission to give notice of a general meeting to, or the non-receipt of notice of a meeting by, any person entitled to receive notice shall not invalidate the proceedings of that meeting.

85.
In cases where instruments of proxy are sent out with notices, the accidental omission to send such instrument of proxy to, or the non-receipt of such instrument of proxy by, any person entitled to receive notice shall not invalidate any resolution passed or any proceeding at any such meeting. A Member present, either in person or by proxy, at any general meeting of the Company or of the holders of any class of Shares in the Company, will be deemed to have received notice of that meeting and, where required, of the purpose for which it was called.

PROCEEDINGS AT GENERAL MEETINGS
86.
All business shall be deemed special that is transacted at an extraordinary general meeting, and also all that is transacted at an annual general meeting, with the exception of declaring a dividend, the consideration of the Company’s statutory financial statements and the reports of the Directors and Auditors, the election of Directors, the re-appointment of the retiring Auditors (subject to Sections 380 and 382 to 385 of the Act) and the fixing of the remuneration of the Auditors.

87.
No business shall be transacted at any general meeting unless a quorum is present. One or more Members present in person or by proxy holding not less than a majority of the issued and outstanding ordinary shares of the Company entitled to vote at the meeting in question shall be a quorum.

88.
If within one hour from the time appointed for the meeting a quorum is not present, the meeting, if convened upon the requisition of Members, shall be dissolved and in any other case it shall stand adjourned to the same day in the next week at the same time and place or to such other time or such other place as the Board may determine and if at the adjourned meeting a quorum is not present within one hour from the time appointed for the meeting the Members present shall be a quorum.

89.
Each Director and the Auditors shall be entitled to attend and speak at any general meeting of the Company.

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APPENDIX A
90.
The Chairman, if any, of the Board shall preside as Chairman at every general meeting of the Company, or if there is no such Chairman, or if she shall not be present within one hour after the time appointed for the holding of the meeting, or is unwilling to act, the Directors present shall elect one of their number to be Chairman of the meeting or if all of the Directors present decline to take the chair, then the Members present shall choose one of their own number to be Chairman of the meeting.

91.
The Chairman may, with the consent of any general meeting duly constituted hereunder, and shall if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished, or which might have be transacted, at the meeting from which the adjournment took place. When a general meeting is adjourned for thirty days or more, notice of the adjourned meeting shall be given as in the case of an original meeting; save as aforesaid it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned general meeting.

92.
92.1
Subject to the Acts, a resolution may only be put to a vote at a general meeting of the Company or of any class of Members if:

(a)
it is proposed by or at the direction of the Board; or

(b)
it is proposed at the direction of the Court; or

(c)
it is proposed on the requisition in writing of such number of Members as is prescribed by, and is made in accordance with, Section 178 of the Act and these Articles;

(d)
it is proposed pursuant to, and in accordance with the procedures and requirements of, Articles 100 or 101; or

(e)
the Chairman of the meeting in her absolute discretion decides that the resolution may properly be regarded as within the scope of the meeting.

92.2
No amendment may be made to a resolution, at or before the time when it is put to a vote, unless the Chairman of the meeting in her absolute discretion decides that the amendment or the amended resolution may properly be put to a vote at that meeting.

92.3
If the Chairman of the meeting rules a resolution or an amendment to a resolution admissible or out of order (as the case may be), the proceedings of the meeting or on the resolution in question shall not be invalidated by any error in her ruling. Any ruling by the Chairman of the meeting in relation to a resolution or an amendment to a resolution shall be final and conclusive.

93.
Subject to Article 156, except where a greater majority is required by the Acts or these Articles, any question proposed for a decision of the Members at any general meeting of the Company or a decision of any class of Members at a separate meeting of any class of Shares shall be decided by an Ordinary Resolution.

94.
At any general meeting a resolution put to the vote of the meeting shall be decided on a poll. The Board or the Chairman may determine the manner in which the poll is to be taken and the manner in which the votes are to be counted.

95.
A poll demanded on the election of the Chairman or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such time, not being more than ten days from the date of the meeting or adjourned meeting at which the vote was taken, as the Chairman of the meeting directs, and any business other than that on which a poll has been demanded may be proceeded with pending the taking of the poll.

96.
No notice need be given of a poll not taken immediately. The result of the poll shall be deemed to be the resolution of the general meeting at which the poll was demanded. On a poll a Member entitled to more than one vote need not use all her votes or cast all the votes she uses in the same way.

97.
If authorised by the Board, any vote taken by written ballot may be satisfied by a ballot submitted by electronic or telephonic transmission, provided that any such electronic or telephonic submission must either set forth or be submitted with information from which it can be determined that the electronic submission has been authorised by the Member or proxy.

98.
The Board may, for the purpose of controlling the level of attendance or ensuring the safety of those attending at any place specified for the holding of a general meeting, ensuring the security of the meeting and ensuring the future orderly conduct of the meeting, from time to time make such arrangements as it shall in its absolute discretion consider to be appropriate and may from time to time vary any such arrangements or make new arrangements therefor. Any decision made under this Article shall be final and the entitlement of any member or proxy to attend a general meeting at such place shall be subject to any such arrangements as may be for the time being approved by the Board. The Board may direct that any person wishing to attend any general meeting should provide evidence of identity and submit to such searches or other security arrangements or restrictions (including restrictions in items of personal property to be taken into the meeting) as the Board shall consider appropriate in the circumstances. The Board shall be entitled in its absolute discretion to authorise one or more persons (including the Directors, the company secretary or the Chairman) to refuse entry to, or eject from, any meeting any person who fails to provide such

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evidence of identity or to submit to such searches or to otherwise comply with such security arrangements or restrictions as are required pursuant to this Article, or who causes the meeting to become disorderly. Subject to the Act (and without prejudice to any other powers vested in the chair of a meeting) when conducting a general meeting, the Chairman may make whatever arrangement and take such action or give such directions as he or she considers, in his or her absolute discretion, to be appropriate or conducive to promote the orderly conduct of the meeting, to promote the conduct of the business laid down in the notice of the meeting with reasonable despatch and to maintain good order. The Chairman’s decision on points of order, matters of procedure or on matters arising incidentally from the business of the meeting shall be final and conclusive, as shall his or her determination as to whether any point or matter is of such a nature
99.
A resolution in writing signed by all of the Members for the time being entitled to attend and vote on such resolution at a general meeting (or being bodies corporate by their duly authorised representatives) shall be as valid and effective for all purposes as if the resolution had been passed at a general meeting of the Company duly convened and held, and may consist of several documents in like form each signed by one or more persons, and if described as a special resolution shall be deemed to be a special resolution within the meaning of the Act. Any such resolution shall be served on the Company.

ADVANCE NOTICE OF MEMBER BUSINESS AND NOMINATIONS OF DIRECTORS
100.
Nominations of persons for election to the Board and the proposal of other business to be considered by the Members at a general meeting may only be made: (a) pursuant to the Company’s notice of meeting pursuant to Article 77 at the recommendation of the Board, (b) by or at the direction of the Board or any authorised committee thereof or (c) by any Member who (i) complies with the notice procedures set forth in Articles 101 or 102, as applicable, (ii) was a Member at the time such notice is delivered to the Secretary and on the record date for the determination of Members entitled to vote at such general meeting and (iii) is present at the relevant general meeting, either in person or by proxy, to present her nomination or proposal of other business, provided, however, that Members shall only be entitled to nominate persons for election to the Board at annual general meetings or at general meetings called specifically for the purpose of electing Directors. For the avoidance of doubt, clause (c) above shall be the exclusive means for a Member to make nominations and submit other business before an annual general meeting or other general meeting and any such nominations shall be subject to the requirements of Article 156.

101.
For nominations of persons for election to the Board or other business to be properly brought before an annual general meeting by a Member, such Member must have given timely notice thereof in writing to the Secretary. To be timely, a Member’s notice shall be delivered to the Secretary at the registered office of the Company, or such other address as the Secretary may designate, not less than 90 days nor more than 120 days prior to the first anniversary of the date the Company’s proxy statement was first released to Members in connection with the prior year’s annual general meeting; provided, however, that in the event the date of the annual general meeting is changed by more than 30 days from the first anniversary date of the prior year’s annual general meeting, notice by the Member to be timely must be so delivered not earlier than the 120th day prior to such annual general meeting and not later than the later of the 90th day prior to such annual general meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. To be in proper form, such Member’s notice shall set forth:

101.1
as to each person whom the Member proposes to nominate for election or re-election as a Director:

(a)
the name, age, business address and residence address of such nominee;

(b)
the principal occupation or employment of such nominee;

(c)
the class and number of Shares which are owned of record and beneficially by such nominee;

(d)
the date or dates on which such Shares were acquired and the investment intent of such acquisition;

(e)
completed and signed questionnaire, representation and agreement required by Article 101.4;

(f)
such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required pursuant to Regulation 14A under the Exchange Act and the rules and regulations promulgated thereunder (including such proposed nominee’s written consent to being named as a nominee and to serving as a director if elected); and

(g)
the information required by Article 101.3,

and the Company may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the Company or that could be material to a reasonable Member’s understanding of the independence, or lack thereof, of such proposed nominee, and the impact that such service would have on the ability of the Company to satisfy the requirements of laws, rules, regulations and listing standards applicable to the Company or its Directors;

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101.2
as to any other business that the Member proposes to bring before the meeting:

(a)
a brief description of the business desired to be brought before the meeting;

(b)
the text of the proposal or business (including the text of any resolutions proposed for consideration and if such business includes a proposal to amend these Articles, the text of the proposed amendment);

(c)
the reasons for conducting such business at the meeting;

(d)
any material interest (including any anticipated benefit of such business to any Proponent (as defined below) other than solely as a result of its ownership of Shares, that is material to any Proponent individually, or to the Proponents in the aggregate) in such business of any Proponent; and

(e)
the information required by Article 101.3;

101.3
as to the Member giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (each, a “Proponent” and collectively, the “Proponents”):

(a)
the name and address of each Proponent (including, if applicable, the name and address that appear in the Register of Members);

(b)
the class or series and number of Shares that are owned beneficially and of record by each Proponent;

(c)
a description of any agreement, arrangement or understanding (whether oral or in writing) with respect to the nomination or proposal between or among any Proponent and any of its affiliates or associates, and any others (including their names) acting in concert, or otherwise under the agreement, arrangement or understanding, with any of the foregoing;

(d)
a representation that the Proponents are holders of record or beneficial owners, as the case may be, of Shares entitled to vote at the meeting and intend to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

(e)
a representation as to whether the Proponents intend to deliver a proxy statement and form of proxy to holders of a sufficient number of the Company’s voting Shares to elect such nominee or nominees or to carry such proposal;

(f)
to the extent known by any Proponent, the name and address of any other Member supporting the proposal on the date of such Members’ notice; and

(g)
a description of all Derivative Instruments (as defined below) currently owned beneficially, directly or indirectly, by each Proponent, including the date any such Derivative Instrument was acquired or created, the class, series and number of securities involved in, and the material economic terms of, any such Derivative Instrument.

For purposes of this Article 101, a “Derivative Instrument” means any agreement, arrangement, interest or understanding entered into by, or on behalf or for the benefit of, any Proponent or any of its affiliates or associates, whether record or beneficial:
(a)
the value of which is derived in whole or in part from the value of any class or series of Shares or other securities of the Company;

(b)
with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Company;

(c)
which otherwise provides any direct or indirect opportunity to gain or share in any gain derived from a change in the value of securities of the Company;

(d)
the effect or intent of which is to mitigate loss, manage risk or benefit of security value or price changes, or

(e)
which provides the right to vote or increase or decrease the voting power of, such Proponent, or any of its affiliates or associates, with respect to any securities of the Company;

(f)
or any derivative or synthetic arrangement having the characteristics of a long position in any class or series of shares of the Company;

which agreement, arrangement, interest or understanding may include, without limitation, any option, warrant, debt position, note, bond, convertible security, swap, stock appreciation right, short position (for purposes hereof, a person or entity shall be deemed to have a short position in a security of the Company if such person or entity, directly or indirectly, through any contract, arrangement, relationship, understanding or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of such security), profit interest, hedge, right to dividends, voting agreement, performance-related fee or arrangement to borrow or lend shares (whether or not subject to payment,

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APPENDIX A
settlement, exercise or conversion in any such class or series), and any proportionate interest of such Proponent in the securities of the Company held, directly or indirectly, by any general or limited partnership, or any limited liability company, of which such Proponent is a general partner or managing member or, directly or indirectly, beneficially owns an interest in such general partner or managing member.
101.4
To be eligible to be a nominee for election as a director of the Company, such nominee or a person on his or her behalf must deliver (in the case of a nomination under clause (c) of Article 100, in accordance with the time periods prescribed for delivery of notice under this Article 101) to the Secretary at the registered office a written questionnaire with respect to the background and qualification of such nominee (and in the case of a nomination under clause (c) of Article 100, the background of any other person or entity on whose behalf the nomination is being made), which questionnaire shall be provided by the Secretary promptly upon written request, and a written representation and agreement, in the form provided by the Secretary promptly upon written request, that such person (A) is not and will not become a party to (i) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Company, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company in the questionnaire or (ii) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Company, with such person’s fiduciary duties under applicable law; (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director of the Company that has not been disclosed therein; and (C) except as otherwise disclosed in the questionnaire, would be in compliance, if elected as a director of the Company, and will comply with, all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Company.

101.5
A Member providing the written notice required by this Article 101 shall update and supplement such notice in writing, if necessary, so that the information provided or required to be provided in such notice is true and correct in all material respects as of (A) the record date for the meeting and (B) as of the date that is five (5) business days prior to the date of the meeting and, in the event of any adjournment or postponement thereof, five (5) business days prior to the date to which such meeting is adjourned or postponed (or such lesser number of days prior to the date of such adjourned or postponed meeting as is reasonably practicable under the circumstances). In the case of an update and supplement pursuant to clause (A) of this Article 101.5, such update and supplement shall be received by the Secretary at the principal executive offices of the Company not later than five (5) business days after the record date for the meeting. In the case of an update and supplement pursuant to clause (B) of this Article 101.5, such update and supplement shall be delivered to, or mailed and received by, the Secretary at the registered office not later than two (2) business days prior to the date of the meeting, and, in the event of any adjournment or postponement thereof, two (2) business days prior to the date to which such meeting is adjourned or postponed (or such lesser number of days prior to the date of such adjourned or postponed meeting as is reasonably practicable under the circumstances).

101.6
For the purpose of this Article 101, references to the Company’s “prior year’s annual general meeting” shall be construed insofar as they relate to the first annual general meeting held following the Original Adoption Date as referring to the 2021 annual general meeting of Trinseo S.A..

102.
For nominations of persons for election to the Board or other business to be properly brought before a general meeting other than an annual general meeting by a Member, such Member must have given timely notice thereof in writing to the Secretary. To be timely, a Member’s notice shall be delivered to the Secretary at the registered office of the Company or such other address as the Secretary may designate, not earlier than the 150th day prior to such general meeting and not later of the 90th day prior to such general meeting or the 10th day following the day on which public announcement is first made of the date of the general meeting. Such Member’s notice shall set forth the same information as is required by Article 101.

103.
Unless otherwise provided by the terms of any series of preferred shares or any agreement among Members or other agreement approved by the Board, and subject always to the Act and these Articles (including without limitation the requirements of Article 156), only persons who are nominated in accordance with the procedures set forth in Articles 101 and 102 shall be eligible to serve as Directors of the Company. If the Chairman of a general meeting determines that a proposed nomination was not made in compliance with Articles 101 and 102, she shall declare to the meeting that nomination is defective and such defective nomination shall be disregarded. Notwithstanding the foregoing provisions of these Articles, if the Member (or a qualified representative of the Member) does not appear at the general meeting to present her nomination, such nomination shall be disregarded.

VOTES OF MEMBERS
104.
Subject to any rights or restrictions for the time being attached to any class or classes of Shares, every Member of record present in person or by proxy shall have one vote for each Share registered in her name in the Register of Members.

105.
In the case of joint holders of record the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

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106.
A Member of unsound mind, or in respect of whom an order has been made by any court, having jurisdiction in lunacy, may vote by her committee, receiver, curator bonis, or other person in the nature of a committee, receiver or curator bonis appointed by that court, and any such committee, receiver, curator bonis or other persons may vote by proxy.

107.
No Member shall be entitled to vote at any general meeting unless she is registered as a Member on the record date for such meeting.

108.
No objection shall be raised to the qualification of any voter except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not disallowed at such general meeting shall be valid for all purposes. Any such objection made in due time shall be referred to the Chairman of the general meeting whose decision shall be final and conclusive.

109.
Votes may be given either personally or by proxy. A Member may appoint more than one proxy or the same proxy under one or more instruments to attend and vote at a meeting and may appoint a proxy to vote both in favour of and against the same resolution in such proportion as specified in the instrument appointing the proxy.

PROXIES AND CORPORATE REPRESENTATIVES
110.
110.1
Every Member entitled to attend and vote at a general meeting may appoint a proxy to attend, speak and vote on her behalf and may appoint more than one proxy to attend, speak and vote at the same meeting. The appointment of a proxy or corporate representative shall be in the form that the Directors shall approve (subject to the requirements of the Act) and may be accepted by the Company at such place and at such time as the Board or the Secretary shall from time to time determine, subject to applicable requirements of the Act, the United States Securities and Exchange Commission and the Exchange on which the Shares are listed. No such instrument appointing a proxy or corporate representative shall be voted or acted upon after 2 years from its date.

110.2
Without limiting the foregoing, the Directors may from time to time permit appointments of a proxy to be made by means of an electronic or internet communication or facility and may in a similar manner permit supplements to, or amendments or revocations of, any such electronic or internet communication or facility to be made. The Directors may in addition prescribe the method of determining the time at which any such electronic or internet communication or facility is to be treated as received by the Company. The Directors may treat any such electronic or internet communication or facility which purports to be or is expressed to be sent on behalf of a Member as sufficient evidence of the authority of the person sending that instruction to send it on behalf of that Member.

111.
Any body corporate which is a Member of the Company may authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of Members of the Company and the person so authorised shall be entitled to exercise the same powers on behalf of the body corporate which she represents as that body corporate could exercise if it were an individual Member of the Company. The Company may require evidence from the body corporate of the due authorisation of such person to act as the representative of the relevant body corporate.

112.
An appointment of proxy relating to more than one meeting (including any adjournment thereof) having once been received by the Company for the purposes of any meeting shall not require to be delivered, deposited or received again by the Company for the purposes of any subsequent meeting to which it relates.

113.
Receipt by the Company of an appointment of proxy in respect of a meeting shall not preclude a Member from attending and voting at the meeting or at any adjournment thereof which attendance and voting will automatically cancel any proxy previously submitted.

114.
An appointment proxy shall be valid, unless the contrary is stated therein, as well for any adjournment of the meeting as for the meeting to which it relates.

115.
115.1
A vote given in accordance with the terms of an appointment of proxy or a resolution authorising a representative to act on behalf of a body corporate shall be valid notwithstanding the death or insanity of the principal, or the revocation of the appointment of proxy or of the authority under which the proxy was appointed or of the resolution authorising the representative to act or transfer of the Share in respect of which the proxy was appointed or the authorisation of the representative to act was given, provided that no direction in writing (whether in electronic form or otherwise) of such death, insanity, revocation or transfer shall have been received by the Company at the Office, at least one hour before the commencement of the meeting or adjourned meeting at which the appointment of proxy is used or at which the representative acts; provided, however, that where such direction is given in electronic form it shall have been received by the Company at least 24 hours (or such lesser time as the Directors may specify) before the commencement of the meeting.

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115.2
The Directors may send, at the expense of the Company, by post, electronic mail or otherwise, to the Members forms for the appointment of a proxy (with or without stamped envelopes for their return) for use at any general meeting or at any class meeting, either in blank or nominating any one or more of the Directors or any other persons in the alternative.

DIRECTORS
116.
Subject to the Acts, the Board may determine the size of the Board from time to time at its absolute discretion, but which shall not be less than three (3) Directors.

117.
The remuneration to be paid to the Directors shall be such remuneration as the Directors shall determine. The Directors shall also be entitled to be paid their travelling, hotel and other expenses properly incurred by them in going to, attending and returning from meetings of the Directors, or any committee of the Directors, or general meetings of the Company, or otherwise in connection with the business of the Company, or to receive a fixed allowance in respect thereof as may be determined by the Board from time to time, or a combination partly of one such method and partly the other.

118.
The Board may approve additional remuneration to any Director undertaking any special work or services for, or undertaking any special mission on behalf of, the Company other than her ordinary routine work as a Director. Any fees paid to a Director who is also counsel or solicitor to the Company, or otherwise serves it in a professional capacity shall be in addition to her remuneration as a Director.

DIRECTORS’ INTERESTS
119.
A Director who is in any way, whether directly or indirectly, interested in a contract, transaction or arrangement or proposed contract, transaction or arrangement with the Company shall, in accordance with Section 231 of the Act, declare the nature of her interest at the first opportunity either (a) at a meeting of the Board at which the question of entering into the contract, transaction or arrangement is first taken into consideration, if the Director or officer of the Company knows this interest then exists, or in any other case, at the first meeting of the Board after learning that she is or has become so interested or (b) by providing a general notice to the Directors declaring that she is a director or an officer of, or has an interest in, a person and is to be regarded as interested in any transaction or arrangement made with that person, and after giving such general notice it shall not be necessary to give special notice relating to any particular transaction.

120.
A Director may hold any other office or place of profit under the Company (other than the office of its Auditors) in conjunction with her office of Director for such period and on such terms as to remuneration and otherwise as the Board may determine.

121.
A Director may act by herself or her firm in a professional capacity for the Company (other than as its Auditors) and she or her firm shall be entitled to remuneration for professional services as if she were not a Director.

122.
A Director may be or become a director, managing director, joint managing director, deputy managing director, executive director, manager or other officer or Member of any other company or otherwise interested in any company promoted by the Company or in which the Company may be interested as shareholder or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by her as a director, managing director, joint managing director, deputy managing director, executive director, manager or other officer or Member of such other company; provided that she has declared the nature of her position with, or interest in, such company to the Board in accordance with Article 119.

123.
No person shall be disqualified from the office of Director or from being an officer of the Company or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any Director or officer of the Company shall be in any way interested be or be liable to be avoided, nor shall any Director or officer of the Company so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or transaction by reason of such Director or officer of the Company holding office or of the fiduciary relation thereby established; provided that:

123.1
he has declared the nature of her interest in such contract or transaction to the Board in accordance with Article 119; and

123.2
the contract or transaction is approved by a majority of the disinterested Directors, notwithstanding the fact that the disinterested Directors may represent less than a quorum.

124.
A Director may be counted in determining the presence of a quorum at a meeting of the Board which authorises or approves the contract, transaction or arrangement in which she is interested and she shall be at liberty to vote in respect of any contract, transaction or arrangement in which she is interested, provided that the nature of the interest of any Director in any such contract or transaction shall be disclosed by her in accordance with Article 119, at or prior to its consideration and any vote thereon.

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125.
For the purposes of Article 119:

125.1
a general notice given to the Directors that a Director is to be regarded as having an interest of the nature and extent specified in the notice in any transaction or arrangement in which a specified person or class of persons is interested shall be deemed to be a disclosure that the Director has an interest in any such transaction of the nature and extent so specified;

125.2
an interest of which a Director has no knowledge and of which it is unreasonable to expect her to have knowledge shall not be treated as an interest of her; and

125.3
a copy of every declaration made and notice given under Article 119 shall be entered within three days after the making or giving thereof in a book kept for this purpose. Such book shall be open for inspection without charge by any Director, Secretary, the Auditors or Member of the Company at the Registered Office and shall be produced at every general meeting of the Company and at any meeting of the Directors if any Director so requests in sufficient time to enable the book to be available at the meeting.

POWERS AND DUTIES OF DIRECTORS
126.
The business of the Company shall be managed by the Directors, who may pay all expenses incurred in promoting and registering the Company and may exercise all such powers of the Company as are not, by the Acts or by these Articles, required to be exercised by the Company in general meeting, subject, nevertheless, to any of these Articles and to the provisions of the Acts. No resolution made by the Company in general meeting shall invalidate any prior act of the Directors that would have been valid if that resolution had not been made.

127.
The Board shall have the power to appoint and remove executives in such terms as the Board sees fit and to give such titles and responsibilities to those executives as it sees fit.

128.
The Company may exercise the powers conferred by Section 44 of the Act with regard to having an official seal for use abroad and such powers shall be vested in the Directors.

129.
Subject as otherwise provided with these Articles, the Directors may exercise the voting powers conferred by shares of any other company held or owned by the Company in such manner in all respects as they think fit and in particular they may exercise their voting powers in favour of any resolution appointing the Directors or any of them as directors or officers of such other company or providing for the payment of remuneration or pensions to the directors or officers of such other company.

130.
All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for money paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, by such person or persons and in such manner as the Directors shall from time to time by resolution determine.

131.
A Director is expressly permitted (for the purposes of Section 228(1)(d) of the Act) to use the Company’s property subject to such conditions as may have been approved pursuant to such authority as may be delegated by the Board in accordance with these Articles.

132.
Nothing in Section 228 of the Act shall restrict a director from entering into any commitment which has been approved by the Board or has been approved pursuant to such authority as may be delegated by the Board in accordance with these Articles.

133.
The Directors may from time to time authorise such person or persons as they see fit to perform all acts, including without prejudice to the foregoing, to effect a transfer of any shares, bonds, or other evidences of indebtedness or obligations, subscription rights, warrants, and other securities in another body corporate in which the Company holds an interest and to issue the necessary powers of attorney for the same; and each such person is authorised on behalf of the Company to vote such securities, to appoint proxies with respect thereto, and to execute consents, waivers and releases with respect thereto, or to cause any such action to be taken.

134.
The Board may exercise all powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital or any part thereof and to issue debentures, debenture stock, mortgages, bonds or such other securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.

135.
The Directors may procure the establishment and maintenance of or participate in, or contribute to any non-contributory or contributory pension or superannuation fund, scheme or arrangement or life assurance scheme or arrangement for the benefit of, and pay, provide for or procure the grant of donations, gratuities, pensions, allowances, benefits or emoluments to any persons (including Directors or other officers) who are or shall have been at any time in the employment or service of the Company or of any company which is or was a subsidiary of the Company or of the predecessor in business of the Company or any such subsidiary or holding Company and the wives, widows, families, relatives or dependants of any such persons. The Directors may also procure the establishment and subsidy of or subscription to and support of any institutions, associations, clubs, funds or trusts calculated to be for the benefit of any such persons as aforesaid or otherwise to advance the interests and well being of the Company or of any such other company as aforesaid or its Members, and payments for or towards the

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issuance of any such persons as aforesaid and subscriptions or guarantees of money for charitable or benevolent objects or for any exhibition or for any public, general or useful object. Provided that any Director shall be entitled to retain any benefit received by her under this Article, subject only, where the Acts require, to disclosure to the Members and the approval of the Company in general meeting.
136.
The Board may from time to time provide for the management of the affairs of the Company in such manner as it shall think fit and the specific delegation provisions contained in the Articles shall not limit the general powers conferred by these Articles.

MINUTES
137.
The Board shall cause minutes to be made in books kept for the purpose of all appointments of officers made by the Board, all resolutions and proceedings at meetings of the Company or the holders of any class of Shares, of the Directors and of committees of Directors, including the names of the Directors present at each meeting.

DELEGATION OF THE BOARD’S POWERS
138.
The Board may delegate any of its powers (with power to sub-delegate) to any committee consisting of one or more Directors. The Board may also delegate to any Director such of its powers as it considers desirable to be exercised by her. Any such delegation may be made subject to any conditions the Board may impose, and either collaterally with or to the exclusion of its own powers and may be revoked or altered. Subject to any such conditions, the proceedings of a committee of the Board shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

139.
The Board may by power of attorney or otherwise appoint any person to be the agent of the Company on such conditions as the Board may determine, provided that the delegation is not to the exclusion of its own powers and may be revoked by the Board at any time.

140.
The Board may by power of attorney or otherwise appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Board, to be the attorney or authorised signatory of the Company for such purpose and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board under these Articles) and for such period and subject to such conditions as they may think fit, and any such powers of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such attorneys or authorised signatories as the Board may think fit and may also authorise any such attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in her.

EXECUTIVE OFFICERS
141.
In addition to the Directors and the Secretary, the Company may appoint such officers as the Board may from time to time determine on such terms and for such period as they may determine and, without prejudice to the terms of any contract entered into in any particular case, may revoke or vary the terms of any such appointment at any time.

PROCEEDINGS OF DIRECTORS
142.
Except as otherwise provided by these Articles, the Directors shall meet together for the despatch of business, convening, adjourning and otherwise regulating their meetings and procedures as they think fit. Questions arising at any meeting shall be decided by a majority of votes of the Directors present at a meeting at which there is a quorum. Each Director shall have one vote.

143.
Regular meetings of the Board may be held at such times and places as may be provided for in resolutions adopted by the Board. No additional notice of a regularly scheduled meeting of the Board shall be required.

144.
The chairman, the chief executive officer of the Company or the majority of the Board may, and the Secretary on the requisition of any such person(s) shall, at any time summon a meeting of the Directors by at least 24 hours’ notice in writing to every Director which notice shall set forth the general nature of the business to be considered unless notice is waived by all the Directors either at, before or after the meeting is held and provided further if notice is given in person, by telephone, cable, telex, telecopy or email the same shall be deemed to have been given on the day it is delivered to the Directors or transmitting organisation as the case may be. The accidental omission to give notice of a meeting of the Directors to, or the non-receipt of notice of a meeting by any person entitled to receive notice shall not invalidate the proceedings of that meeting.

145.
The quorum necessary for the transaction of the business of the Board may be fixed by the Board and unless so fixed shall be a majority of the Directors in office.

146.
The continuing Directors may act notwithstanding any vacancy in their body, but if and so long as their number is reduced below the number fixed by or pursuant to these Articles as the necessary quorum of Directors, the continuing Directors or Director may act for the purpose of increasing the number of Directors to that number, or of summoning a general meeting of the Company, but for no other purpose.

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APPENDIX A
147.
The Directors shall elect a Chairman of their Board and determine the period for which she is to hold office; but if no such Chairman is elected, or if at any meeting the Chairman is not present within five (5) minutes after the time appointed for holding the same, the Directors present may choose one of their number to be a Chairman of the meeting.

148.
All acts done by any meeting of the Directors or of a committee of Directors shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and qualified to be a Director.

149.
Members of the Board or of any committee thereof may participate in a meeting of the Board or of such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting. Unless otherwise determined by the Directors the meeting shall be deemed to be held at the place where the Chairman is at the start of the meeting.

150.
A resolution in writing (in one or more counterparts), signed by all the Directors for the time being or all the members of a committee of Directors shall be as valid and effectual as if it had been passed at a meeting of the Directors or committee as the case may be duly convened and held.

RESIGNATION AND DISQUALIFICATION OF DIRECTORS
151.
The office of a Director shall be vacated:

151.1
if she resigns her office, on the date on which notice of her resignation is delivered to the Registered Office or tendered at a meeting of the Board or on such later date as may be specified in such notice; or

151.2
on her being prohibited by law from being a Director; or

151.3
on her ceasing to be a Director by virtue of any provision of the Acts.

152.
The Company may, by Ordinary Resolution, of which notice has been given in accordance with Section 146 of the Act, remove any Director before the expiration of her period of office notwithstanding anything in these Articles or in any agreement between the Company and such Director. Such removal shall be without prejudice to any claim such Director may have for damages for breach of any contract of service between her and the Company.

APPOINTMENT OF DIRECTORS
153.
At every annual general meeting of the Company commencing with the first annual general meeting of the Company following the Original Adoption Date, the term of each Director shall expire and each of them shall be eligible for re-election. A Director whose term expires at a general meeting shall retain office until the close of that meeting (including any adjournment thereof).

154.
Any vacancy on the Board, including a vacancy that results from an increase in the number of directors or from the death, resignation, retirement, disqualification or removal of a Director, shall be deemed a casual vacancy. Subject to the terms of any one or more classes or series of preferred shares and the Acts, any casual vacancy shall only be filled by decision of a majority of the Board then in office, provided that a quorum is present.

155.
During any vacancy in the Board, the remaining Directors shall have full power to act as the Board.

156.
The election of Directors at general meetings will be by way of Ordinary Resolution, subject to the remaining provisions of this Article 156. Where, at any general meeting, the number of the persons who are validly nominated for election or re-election in accordance with these Articles (the “Director Nominees”), exceeds the maximum number of persons who may be appointed as Directors at that general meeting (the “Available Director Positions”) on the basis of:

156.1
the size of the Board determined in accordance with Article 116; and

156.2
the number of existing Directors who are to remain on the Board without seeking re-election,

then such election shall be considered a “Contested Election”. Subject always to the Acts, in a Contested Election each of the Director Nominees shall be voted upon as a separate resolution and the Director Nominees who shall be elected as Directors shall be only those Director Nominees (in number equal to the Available Director Positions) who receive the highest number of votes of all Director Nominees in favour of their election or re-election, provided that no such resolutions shall be proposed where there is no Available Director Position at the commencement of the general meeting or no Available Director Position arises during the course of the general meeting.
157.
Article 156 shall not limit the rights of holders of any class or series of Shares then in issue having special rights to nominate or appoint Directors in accordance with the terms of issue of such class or series and nothing in Article 156 will require or result in the removal of a Director whose election or re-election to the Board was not voted on at the relevant general meeting.

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APPENDIX A
SECRETARY
158.
The Secretary shall be appointed by the Board at such remuneration (if any) and on such terms as it may think fit and any Secretary so appointed may be removed by the Board.

159.
The duties of the Secretary shall be those prescribed by the Acts, together with such other duties as shall from time to time be prescribed by the Board, and in any case, shall include the making and keeping of records of the votes, doings and proceedings of all meetings of the Members and the Board of the Company, and committees, and the authentication of records of the Company.

160.
A provision of the Acts or these Articles requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as, or in the place of, the Secretary.

SEAL
161.
The Company shall have a common seal which shall only be used by the authority of the Board or of a committee of the Board authorised by the Board in that regard and every instrument to which the Seal has been affixed shall be signed by any person who shall be either a Director or the Secretary or Assistant Secretary or some other person authorised by the Board, either generally or specifically, for the purpose.

162.
The Company may have for use in any place or places outside Ireland, a duplicate Seal or Seals each of which shall be a duplicate of the Seal of the Company except, in the case of a Seal for use in sealing documents creating or evidencing securities issued by the Company, for the addition on its face of the word “Securities” and if the Board so determines, with the addition on its face of the name of every place where it is to be used.

DIVIDENDS, DISTRIBUTIONS AND RESERVES
163.
The Company in general meeting may declare dividends, but no dividends shall exceed the amount recommended by the Directors.

164.
Subject to the Acts, the Board may from time to time declare dividends (including interim dividends) and distributions on Shares of the Company outstanding and authorise payment of the same out of the funds of the Company lawfully available therefore and in any currency chosen at its discretion.

165.
The Board may, before declaring any dividends or distributions, set aside such sums as they think proper as a reserve or reserves which shall at the discretion of the Directors, be applicable for any purpose of the Company and pending such application may, at the like discretion, be employed in the business of the Company. The Directors may also, without placing the same to reserve, carry forward any profits which they may think it prudent not to divide.

166.
No dividend, interim dividend or distribution shall be paid otherwise than in accordance with the provisions of the Act.

167.
Subject to the rights of persons, if any, entitled to Shares with special rights as to dividends or distributions, if dividends or distributions are to be declared on a class of Shares they shall be declared and paid according to the amounts paid or credited as paid on the Shares of such class outstanding on the record date for such dividend or distribution as determined in accordance with these Articles.

168.
The Directors may deduct from any dividend payable to any Member all sums of money (if any) immediately payable by her to the Company in relation to the Shares of the Company.

169.
The Board or any general meeting declaring a dividend (upon the recommendation of the Board), may direct that any dividend or distribution be paid wholly or partly by the distribution of specific assets and in particular of paid up Shares, debentures, or debenture stock of any other company or in any one or more of such ways and where any difficulty arises in regard to such distribution, the Board may settle the same as they think expedient and in particular may issue fractional certificates and fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Members upon the footing of the value so fixed in order to adjust the rights of all Members and may vest any such specific assets in trustees as may seem expedient to the Board.

170.
Any dividend, distribution, interest or other monies payable in cash in respect of Shares may be paid by cheque or warrant sent through the post, or sent by any electronic or other means of payment, directed to the registered address of the holder or, in the case of joint holders, to the holder who is first named on the Register of Members or to such person and to such address as such holder or joint holders may in writing direct. Every such cheque or warrant, electronic or other payment shall be made payable to the order of the person to whom it is sent and payment of the cheque or warrant shall be a good discharge to the Company. Any one of two or more joint holders may give effectual receipts for any dividends, bonuses, or other monies payable in respect of the Share held by them as joint holders. Any such dividend or other distribution may also be paid by any other method (including payment in a currency other than US$, electronic funds transfer, direct debit, bank transfer or by means of a relevant system) which the Directors consider appropriate and any Member who elects for such method of payment shall be deemed to have accepted all of the risks inherent therein. The debiting of the Company’s account in respect of the relevant amount shall be evidence of good discharge of the Company’s obligations in respect of any payment made by any such methods.

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APPENDIX A
171.
No dividend or distribution shall bear interest against the Company.

172.
If the Directors so resolve, any dividend which has remained unclaimed for six years from the date of its declaration shall be forfeited and cease to remain owing by the Company. The payment by the Directors of any unclaimed dividend or other monies payable in respect of a Share into a separate account shall not constitute the Company a trustee in respect thereof.

CAPITALISATION
173.
Without prejudice to any powers conferred on the Directors as aforesaid, and subject to the Directors’ authority to issue and allot Shares under Article 6, the Directors may:

173.1
resolve to capitalise an amount standing to the credit of reserves (including any undenominated capital, profit and loss account and any sum representing unrealised revaluation reserves)), whether or not available for distribution;

173.2
appropriate the sum resolved to be capitalised to the Members in proportion to the nominal amount of Shares held by them respectively and apply that sum on their behalf in or towards paying up in full unissued Shares or debentures of a nominal amount equal to that sum, and allot the Shares or debentures, credited as fully paid, to the Members (or as the Board of may direct) in those proportions, or partly in one way and partly in the other, but the profits, undenominated capital and any sum representing unrealised revaluation reserves that are not available for distribution may, for the purposes of this Article 173, only be applied in paying up unissued Shares to be allotted to Members credited as fully paid;

173.3
make any arrangements it thinks fit to resolve a difficulty arising in the distribution of a capitalised reserve and in particular, without limitation, where Shares or debentures become distributable in fractions the Board may deal with the fractions as it thinks fit;

173.4
authorise a person to enter (on behalf of all the Members concerned) into an agreement with the Company providing for the allotment to the Members respectively, credited as fully paid, of Shares or debentures to which they may be entitled on the capitalisation and any such agreement made under this authority being effective and binding on all those Members; and

173.5
generally do all acts and things required to give effect to the resolution.

ACCOUNTS
174.
The Directors shall cause to be kept adequate accounting records, whether in the form of documents, electronic form or otherwise, that:

174.1
correctly record and explain the transactions of the Company;

174.2
will at any time enable the financial position of the Company to be determined with reasonable accuracy;

174.3
will enable the Directors to ensure that any balance sheet, profit and loss account or income and expenditure account of the Company complies with the requirements of the Acts;

174.4
will record all sums of money received and expended by the Company and the matters in respect of which the receipt or expenditure takes place, all sales and purchases of goods by the Company and the assets and liabilities of the Company; and

174.5
will enable the accounts of the Company to be readily and properly audited.

175.
The accounting records shall be kept on a continuous and consistent basis and entries therein shall be made in a timely manner and be consistent from year to year. The Company may send by post, electronic mail or any other means of electronic communication a summary financial statement to its Members or persons nominated by any Member. The Company may meet, but shall be under no obligation to meet, any request from any of its Members to be sent additional copies of its full report and accounts or summary financial statement or other communications with its Members.

176.
The accounting records shall be kept at the registered office of the Company or, subject to the provisions of the Acts, at such other place as the Directors think fit and shall be open at all reasonable times to the inspection of the Directors.

177.
Adequate accounting records shall not be deemed to be kept as required by Articles 174 to 176, if there are not kept such accounting records as are necessary to give a true and fair view of the state of the Company’s affairs and to explain its transactions.

178.
In accordance with the provisions of the Acts, the Board may from time to time cause to be prepared and to be laid before the Company in general meeting statutory financial statements, group accounts (if any) and such other reports and accounts as may be required by law.

179.
A copy of the statutory financial statements of the Company (including every document required by law to be annexed thereto) which is to be laid before the annual general meeting of the Company together with a copy of the Directors’ report and Auditors’

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APPENDIX A
report or summary financial statements prepared in accordance with Section 1119 of the Act shall be sent by post, electronic mail or any other means of communication (electronic or otherwise), not less than twenty-one clear days before the date of the annual general meeting, to every person entitled under the provisions of the Acts to receive them; provided that in the case of those documents sent by electronic mail or any other means of electronic communication, such documents shall be sent with the consent of the recipient, to the address of the recipient notified to the Company by the recipient for such purposes, and provided further that where the Directors elect to send a summary financial statements to the members, any member may request that he be sent a copy of the statutory financial statements of the Company.
AUDIT
180.
Auditors shall be appointed and their duties regulated in accordance with the Acts, any other applicable law and such requirements not inconsistent with the Acts as the Board may from time to time determine.

NOTICES
181.
Any notice to be given, served, sent or delivered pursuant to these Articles shall be in writing (whether in electronic form or otherwise).

181.1
A notice or document to be given, served, sent or delivered in pursuance of these Articles may be given to, served on or delivered to any Member by the Company:

(a)
by handing same to her or her authorised agent;

(b)
by leaving the same at her registered address;

(c)
by sending the same by the post in a pre-paid cover addressed to her at her registered address; or

(d)
by sending, with the consent of the Member to the extent required by law, the same by means of electronic mail or other means of electronic communication approved by the Directors, to the Address of the Member notified to the Company by the Member for such purpose (or if not so notified, then to the Address of the Member last known to the Company).

181.2
For the purposes of these Articles and the Act, a document shall be deemed to have been sent to a Member if a notice is given, served, sent or delivered to the Member and the notice specifies the website or hotlink or other electronic link at or through which the Member may obtain a copy of the relevant document.

181.3
Where a notice or document is given, served or delivered pursuant to sub-paragraph 181.1(a) or 181.1(b) of this Article, the giving, service or delivery thereof shall be deemed to have been effected at the time the same was handed to the Member or her authorised agent, or left at her registered address (as the case may be).

181.4
Where a notice or document is given, served or delivered pursuant to sub-paragraph 181.1(c) of this Article, the giving, service or delivery thereof shall be deemed to have been effected at the expiration of twenty-four hours after the cover containing it was posted. In proving service or delivery it shall be sufficient to prove that such cover was properly addressed, stamped and posted.

181.5
Where a notice or document is given, served or delivered pursuant to sub-paragraph 181.1(d) o this Article, the giving, service or delivery thereof shall be deemed to have been effected at the expiration of 48 hours after despatch.

181.6
Every legal personal representative, committee, receiver, curator bonis or other legal curator, assignee in bankruptcy, examiner or liquidator of a Member shall be bound by a notice given as aforesaid if sent to the last registered address of such Member, or, in the event of notice given or delivered pursuant to sub-paragraph 181.1(d), if sent to the address notified by the Company by the Member for such purpose notwithstanding that the Company may have notice of the death, lunacy, bankruptcy, liquidation or disability of such Member.

181.7
Notwithstanding anything contained in this Article, the Company shall not be obliged to take account of or make any investigations as to the existence of any suspension or curtailment of postal services within or in relation to all or any part of any jurisdiction.

181.8
Any requirement in these Articles for the consent of a Member in regard to the receipt by such Member of electronic mail or other means of electronic communications approved by the Directors, including the receipt of the Company’s statutory financial statements and the directors’ and auditor’s reports thereon, shall be deemed to have been satisfied where the Company has written to the Member informing him/her of its intention to use electronic communications for such purposes and the Member has not, within four weeks of the issue of such notice, served an objection in writing on the Company to such proposal. Where a Member has given, or is deemed to have given, her/her consent to the receipt by such Member of electronic mail or other means of electronic communications approved by the Directors, she/he may revoke such consent at any time by requesting the Company to communicate with her/him in documented form; provided, however, that such revocation shall not take effect until five days after written notice of the revocation is received by the Company.

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APPENDIX A
181.9
Without prejudice to the provisions of sub-paragraphs 181.1(a) and 181.1(b) of this Article, if at any time by reason of the suspension or curtailment of postal services in any territory, the Company is unable effectively to convene a general meeting by notices sent through the post, a general meeting may be convened by a public announcement (as defined below) and such notice shall be deemed to have been duly served on all Members entitled thereto at noon (New York time) on the day on which the said public announcement is made. In any such case the Company shall put a full copy of the notice of the general meeting on its website. A “public announcement” shall mean disclosure in a press release reported by a financial news service or in a document publicly filed by the Company with the U.S. Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

182.
Notice may be given by the Company to the joint Members of a Share by giving the notice to the joint Member whose name stands first in the Register in respect of the Share and notice so given shall be sufficient notice to all the joint Holders.

183.
183.1
Every person who becomes entitled to a Share shall before her name is entered in the Register in respect of the Share, be bound by any notice in respect of that Share which has been duly given to a person from whom she derives her title.

183.2
A notice may be given by the Company to the persons entitled to a Share in consequence of the death or bankruptcy of a Member by sending or delivering it, in any manner authorised by these Articles for the giving of notice to a Member, addressed to them at the address, if any, supplied by them for that purpose. Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.

184.
The signature (whether electronic signature, an advanced electronic signature or otherwise) to any notice to be given by the Company may be written (in electronic form or otherwise) or printed.

185.
A Member present, either in person or by proxy, at any meeting of the Company or the Holders of any class of Shares in the Company shall be deemed to have received notice of the meeting and, where requisite, of the purposes for which it was called.

UNTRACED HOLDERS
186.
186.1
The Company shall be entitled to sell at the best price reasonably obtainable any Share or stock of a Member or any Share or stock to which a person is entitled by transmission if and provided that:

(a)
for a period of six years (not less than three dividends having been declared and paid) no cheque or warrant sent by the Company through the post in a prepaid letter addressed to the Member or to the person entitled by transmission to the Share or stock at her address on the Register or other the last known address given by the Member or the person entitled by transmission to which cheques and warrants are to be sent has been cashed and no communication has been received by the Company from the Member or the person entitled by transmission; and

(b)
at the expiration of the said period of six years the Company has given notice by advertisement in a leading Dublin newspaper and a newspaper circulating in the area in which the address referred to in paragraph (a) of this Article is located of its intention to sell such Share or stock; and

(c)
the Company has not during the further period of three months after the date of the advertisement and prior to the exercise of the power of sale received any communication from the Member or person entitled by transmission.

187.
To give effect to any such sale the Company may appoint any person to execute as transferor an instrument of transfer of such Share or stock and such instrument of transfer shall be as effective as if it had been executed by the Member or person entitled by transmission to such Share or stock. The Company shall account to the Member or other person entitled to such Share or stock for the net proceeds of such sale by carrying all monies in respect thereof to a separate account which shall be a permanent debt of the Company and the Company shall be deemed to be a debtor and not a trustee in respect thereof for such Member or other person. Monies carried to such separate account may either be employed in the business of the Company or invested in such investments (other than shares of the Company or its holding company if any) as the Directors may from time to time think fit.

DESTRUCTION OF DOCUMENTS
188.
The Company may destroy:

188.1
any dividend mandate or any variation or cancellation thereof or any notification of change of name or address, at any time after the expiry of two years from the date such mandate variation, cancellation or notification was recorded by the Company;

188.2
any instrument of transfer of Shares which has been registered, at any time after the expiry of six years from the date of registration; and

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APPENDIX A
188.3
any other document on the basis of which any entry in the Register was made, at any time after the expiry of six years from the date an entry in the Register was first made in respect of it;

188.4
and it shall be presumed conclusively in favour of the Company that every share certificate (if any) so destroyed was a valid certificate duly and properly sealed and that every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered and that every other document destroyed hereunder was a valid and effective document in accordance with the recorded particulars thereof in the books or records of the Company provided always that:

(a)
the foregoing provisions of this Article shall apply only to the destruction of a document in good faith and without express notice to the Company that the preservation of such document was relevant to a claim;

(b)
nothing contained in this Article shall be construed as imposing upon the Company any liability in respect of the destruction of any such document earlier than as aforesaid or in any case where the conditions of proviso (a) above are not fulfilled; and

(c)
references in this Article to the destruction of any document include references to its disposal in any manner.

WINDING UP
189.
If the Company shall be wound up and the assets available for distribution among the Members as such shall be insufficient to repay the whole of the paid up or credited as paid up share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the capital paid up or credited as paid up at the commencement of the winding up on the Shares held by them respectively. And if in a winding up the assets available for distribution among the Members shall be more than sufficient to repay the whole of the share capital paid up or credited as paid up at the commencement of the winding up, the excess shall be distributed among the Members in proportion to the capital at the commencement of the winding up paid up or credited as paid up on the said Shares held by them respectively. Provided that this Article shall not affect the rights of the Members holding Shares issued upon special terms and conditions.

189.1
In case of a sale by the liquidator under Section 601 of the Act, the liquidator may by the contract of sale agree so as to bind all the Members for the allotment to the Members directly of the proceeds of sale in proportion to their respective interests in the Company and may further by the contract limit a time at the expiration of which obligations or Shares not accepted or required to be sold shall be deemed to have been irrevocably refused and be at the disposal of the Company, but so that nothing herein contained shall be taken to diminish, prejudice or affect the rights of dissenting Members conferred by the said Section.

189.2
The power of sale of the liquidator shall include a power to sell wholly or partially for debentures, debenture stock, or other obligations of another company, either then already constituted or about to be constituted for the purpose of carrying out the sale.

190.
If the Company is wound up, the liquidator, with the sanction of a Special Resolution and any other sanction required by the Acts, may divide among the Members in specie or kind the whole or any part of the property of the Company (whether they shall consist of property of the same kind or not), and, for such purpose, may value any property and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator, with the like sanction, may vest the whole or any part of such property in trustees upon such trusts for the benefit of the contributories as, with the like sanction, she determines, but so that no Member shall be compelled to accept any property upon which there is a liability.

INDEMNITY
191.
191.1
Subject to the provisions of and so far as may be admitted by the Acts, every Director and Secretary shall be entitled to be indemnified by the Company against all costs, charges, losses, expenses and liabilities incurred by him in the execution and discharge of her duties or in relation thereto including any liability incurred by him in defending any proceedings, civil or criminal, which relate to anything done or omitted or alleged to have been done or omitted by him as an officer or employee of the Company and in which judgement is given in her favour (or the proceedings are otherwise disposed of without any finding or admission of any material breach of duty on her part) or in which she is acquitted or in connection with any application under any statute for relief from liability in respect of any such act or omission in which relief is granted to him by the Court.

191.2
As far as permissible under the Acts, the Company shall indemnify any current or former executive of the Company (excluding any Directors or Secretary) or any person who is serving or has served at the request of the Company as a director, executive or trustee of another company, joint venture, trust or other enterprise against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, to which she or he was, is, or is threatened to be

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APPENDIX A
made a party by reason of the fact that she or he is or was such a director, executive or trustee, provided always that the indemnity contained in this Article 191.2 shall not extend to any matter which would render it void pursuant to the Acts.
191.3
In the case of any threatened, pending or completed action, suit or proceeding by or in the right of the Company, the Company shall indemnify each person indicated in Article 191.2 of this Article against expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defence or the settlement thereof, except no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for fraud or dishonesty in the performance of her or her duty to the Company unless and only to the extent that the Court or the court in which such action or suit was brought shall determine upon application that despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper.

191.4
As far as permissible under the Acts, expenses, including attorneys’ fees, incurred in defending any action, suit or proceeding referred to in Articles 191.2 and 191.3 of this Article may be paid by the Company in advance of the final disposition of such action, suit or proceeding as authorised by the Board in the specific case upon receipt of an undertaking by or on behalf of the director, executive or trustee, or other indemnitee to repay such amount, unless it shall ultimately be determined that she or he is entitled to be indemnified by the Company as authorised by these Articles.

191.5
It being the policy of the Company that indemnification of the persons specified in this Article shall be made to the fullest extent permitted by law, the indemnification provided by this Article shall not be deemed exclusive (a) of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Constitution, any agreement, any insurance purchased by the Company, any vote of Members or disinterested directors, or pursuant to the direction (however embodied) of any court of competent jurisdiction, or otherwise, both as to action in her or his official capacity and as to action in another capacity while holding such office, or (b) of the power of the Company to indemnify any person who is or was an employee or agent of the Company or of another company, joint venture, trust or other enterprise which she or he is serving or has served at the request of the Company, to the same extent and in the same situations and subject to the same determinations as are hereinabove set forth with respect to a director, executive or trustee. As used in this Article 191.5, references to the “Company” include all constituent companies in a consolidation or merger in which the Company or a predecessor to the Company by consolidation or merger was involved. The indemnification provided by this Article shall continue as to a person who has ceased to be a director, executive or trustee and shall inure to the benefit of the heirs, executors, and administrators of such a person.

191.6
The Directors shall have power to purchase and maintain for any Director, the Secretary or other officers or employees of the Company insurance against any such liability as referred to in Section 235 of the Act.

191.7
The Company may additionally indemnify any employee or agent of the Company or any director, executive, employee or agent of any of its subsidiaries to the fullest extent permitted by law.

FINANCIAL YEAR
192.
The financial year of the Company shall be as prescribed by the Board from time to time.

DISPUTE RESOLUTION
193.
The courts of Ireland shall have exclusive jurisdiction to determine any dispute related to or connected with (a) any derivative claim in respect of a cause of action vested in the Company or seeking relief on behalf of the Company; (b) any action asserting a claim of breach of a fiduciary or other duty owed by any Director or officer or other employee of the Company to the Company or the Company’s shareholders; or (c) any action asserting a claim against the Company or any Director or officer or other employee of the Company arising under the laws of Ireland or pursuant to any provision of the Articles (as either may be amended from time to time). Damages alone may not be an adequate remedy for any breach of this Article 193, so that, in the event of a breach or anticipated breach, the remedies of injunction and / or an order for specific performance would in appropriate circumstances be available. The governing law of the Articles is the substantive law of Ireland. For the purposes of this Article 193:

(a)
a “dispute” shall mean any dispute, controversy or claim;

(b)
references to “Company” shall be read so as to include each and any of the Company’s subsidiary undertakings from time to time; and

(c)
“Director” shall be read so as to include each and any Director of the Company from time to time in his or her capacity as such or as an employee of the Company and shall include any former Director of the Company.

2022 Proxy Statement      A-31

APPENDIX B
APPENDIX B
TRINSEO PLC
AMENDED AND RESTATED
2014 OMNIBUS INCENTIVE PLAN
(~~As Assumed,~~ Amended and Restated
as of ~~October 8, 2021~~June 14, 2022)
WHEREAS:
A.
On May 30, 2014, Trinseo S.A., a public limited company (société anonyme) incorporated under the laws of Luxembourg, adopted the Trinseo S.A. 2014 Omnibus Incentive Plan (as so adopted and amended, from time to time, in respect of periods prior to the Effective Time (as defined below), the “Original Plan”).

B.
On October 8, 2021, the re-domiciliation of Trinseo S.A. from Luxembourg to Ireland pursuant to a merger by acquisition under the European Communities (Cross-Border Mergers) Regulations 2008 of Ireland (SI 157/2008), as amended, and the Luxembourg law of 10 August 2015, as amended, was completed (the “Merger”). Pursuant to the Merger: (i) Trinseo PLC, a public limited company incorporated under the laws of Ireland, by operation of law and universal succession of title, became entitled to the assets of Trinseo S.A. and assumed the liabilities of Trinseo S.A. from the effective time of the Merger (the “Effective Time”); (ii) ordinary shares of $0.01 each (nominal value) were allotted and issued by the Trinseo PLC to the shareholders of Trinseo S.A. (other than Trinseo S.A. as holder of shares in itself), on a one-for-one basis, at the Effective Time as consideration for the transfer of the assets and liabilities of Trinseo S.A.; and (iii) Trinseo S.A. ceased to exist following completion of the Merger.

C.
In connection with the Merger, among other matters, at the Effective Time, the Original Plan and all awards then outstanding under the Original Plan were assumed by Trinseo PLC and the Original Plan was amended and restated on the terms set out herein and renamed the Trinseo PLC Amended And Restated 2014 Omnibus Incentive Plan (the Original Plan as so assumed, amended and restated at the Effective Time and as may, from time to time, be amended in respect of periods following the Effective Time, the “Plan”).

D.
Save as otherwise expressly provided herein, the Plan shall apply to all awards granted prior to or following the Effective Time.

1.
DEFINED TERMS

Exhibit A, which is incorporated by reference, defines the terms used in the Plan and sets forth certain operational rules related to those terms.
2.
PURPOSE

The Plan has been established to advance the interests of the Company by providing for the grant to Participants of Stock-based Awards.
3.
ADMINISTRATION

The Administrator has discretionary authority, subject only to the express provisions of the Plan, to interpret the Plan; determine eligibility for and grant Awards; determine, modify or waive the terms and conditions of any Award; determine the form of settlement of Awards (whether in cash, shares of Stock or other property); prescribe forms, rules and procedures relating to the Plan; and otherwise do all things necessary or appropriate to carry out the purposes of the Plan. Determinations of the Administrator made under the Plan will be conclusive and will bind all parties.
4.
LIMITS ON AWARDS UNDER THE PLAN

(a)   Number of Shares.   The maximum number of shares of Stock that may be delivered in satisfaction of Awards under the Plan and under the Trinseo PLC Non-Employee Equity Incentive Plan (which is a sub-plan of the Plan and is attached hereto as Appendix A) is ~~6,000,000~~6,175,000 shares. Up to the total number of shares available for Awards to employee Participants may be issued in satisfaction of ISOs, but nothing in this Section 4(a) will be construed as requiring that any, or any fixed number of, ISOs be awarded under the Plan. The limits set forth in this Section 4(a) shall be construed to comply with Section 422 of the Code. For purposes of this Section 4(a), the shares of Stock withheld by the Company in payment of the exercise price or purchase price (including any nominal value payable in respect of an Award provided always that such nominal value must be paid by the Participant or some other person permitted to do so by Irish law as provided for in Section 6(a)(9)) of the Award, in satisfaction of tax withholding requirements with respect to the Award, or purchased by the Company using proceeds from Awards are prohibited from being returned back to the Plan’s share reserve for future issuance. The gross number of SAR awards granted under the Plan, as opposed to the net number of shares actually delivered under the SAR Award, will be deducted from the number of shares remaining available for issuance pursuant to the Awards granted under the Plan. For the avoidance of doubt, any shares of Stock underlying Awards settled in cash or that otherwise expire or become unexercisable without having been exercised or that are forfeited to or repurchased or redeemed by the Company due to the failure to vest may be returned to the Plan for future issuance. To the extent consistent with the requirements of Section 422 and the regulations thereunder, and with other applicable legal requirements (including applicable stock exchange requirements), Stock issued under awards of an acquired

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APPENDIX B
company that are converted, replaced or adjusted in connection with the acquisition shall not reduce the number of shares of Stock available for Awards under the Plan.
(b)   Type of Shares.   Stock delivered by the Company under the Plan may be newly issued Stock or treasury Stock acquired by the Company. No fractional shares of Stock will be delivered under the Plan.
(c)   Individual Limits.   The following additional limits will apply to Awards of the specified type granted, or in the case of Cash Awards, payable to any person in any calendar year:
(1)
Stock Options: 900,000 shares of Stock.

(2)
SARs: 900,000 shares of Stock.

(3)
Awards other than Stock Options, SARs or Cash Awards: 450,000 shares of Stock.

(4) Cash Awards: $5,000,000.
In applying the foregoing limits, (i) all Awards of the specified type granted to the same person in the same calendar year will be aggregated and made subject to one limit; (ii) the limits applicable to Stock Options and SARs refer to the number of shares of Stock subject to those Awards; (iii) the share limit under clause (3) refers to the maximum number of shares of Stock that may be delivered, or the value of which could be paid in cash or other property, under an Award or Awards of the type specified in clause (3) assuming a maximum payout; and (iv) the dollar limit under clause (4) refers to the maximum dollar amount payable under an Award or Awards of the type specified in clause (4) assuming a maximum payout. ~~The foregoing provisions will be construed in a manner consistent with Section 162(m), including, without limitation, where applicable, the rules under Section 162(m) pertaining to permissible deferrals of exempt awards.~~
5.
ELIGIBILITY AND PARTICIPATION

The Administrator will select Participants from among key Employees ~~and Directors~~ of~~, and consultants and advisors to,~~ the Company and its Affiliates who are in a position to contribute significantly to the success of the Company and its Affiliates. Eligibility for ISOs is limited to individuals described in the first sentence of this Section 5 who are employees of the Company or of a “parent corporation” or “subsidiary corporation” of the Company as those terms are defined in Section 424 of the Code. Eligibility for Stock Options other than ISOs is limited to individuals described in the first sentence of this Section 5 who are providing direct services on the date of grant of the Stock Option to the Company or to a subsidiary of the Company that would be described in the first sentence of Treas. Regs. §1.409A-1(b)(5)(iii)(E). Non-employee Directors and consultants and vendors of the Company or Affiliates shall be eligible to participate under the Trinseo PLC Non-Employee Equity Incentive Plan (which is a sub-plan of the Plan and is attached hereto as Appendix A.
6.
RULES APPLICABLE TO AWARDS

(a)
All Awards.

(1)   Award Provisions.   The Administrator will determine the terms of all Awards, subject to the limitations provided herein. By accepting (or, under such rules as the Administrator may prescribe, being deemed to have accepted) an Award, the Participant will be deemed to have agreed to the terms of the Award and the Plan. Notwithstanding any provision of this Plan to the contrary, awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition may contain terms and conditions that are inconsistent with the terms and conditions specified herein, as determined by the Administrator.
(2)   Term of Plan.   No Awards may be made after ~~ten~~ twenty years from the Date of Adoption, but previously granted Awards may continue beyond that date in accordance with their terms.
(3)   Transferability.   Neither ISOs nor, except as the Administrator otherwise expressly provides in accordance with the third sentence of this Section 6(a)(3), other Awards may be transferred other than by will or by the laws of descent and distribution. During a Participant’s lifetime, ISOs (and, except as the Administrator otherwise expressly provides in accordance with the third sentence of this Section 6(a)(3), SARs and NSOs) may be exercised only by the Participant. The Administrator may permit the gratuitous transfer (i.e., transfer not for value) of Awards other than ISOs, subject to such limitations as the Administrator may impose.
(4)   Vesting, etc.   The Administrator will determine the time or times at which an Award will vest or become exercisable and the terms on which a Stock Option or SAR will remain exercisable. Except in the event of the Participant’s death or disability, termination due to restructuring or redundancy, or a five percent (5%) carve-out of the number of shares of Stock that may be delivered in satisfaction of Awards under the Plan (as defined in Section 4(a)), all Awards will only vest or become exercisable after a minimum of twelve months from the grant date. Without limiting the foregoing, the Administrator may at any time accelerate the vesting or exercisability of an Award, regardless of any adverse or potentially adverse tax or other consequences resulting from such acceleration. Unless the Administrator expressly provides otherwise, however, the following rules will apply if a Participant’s Employment ceases:

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APPENDIX B
(A)   Immediately upon the cessation of the Participant’s Employment and except as provided in (B) and (C) below, each Stock Option and SAR that is then held by the Participant or by the Participant’s permitted transferees, if any, will cease to be exercisable and will terminate and all other Awards that are then held by the Participant or by the Participant’s permitted transferees, if any, to the extent not already vested will be forfeited.
(B)   Subject to (C) and (D) below, all Stock Options and SARs held by the Participant or the Participant’s permitted transferees, if any, immediately prior to the cessation of the Participant’s Employment, to the extent then exercisable, will remain exercisable for the lesser of (i) a period of three months or (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 6(a)(4), and will thereupon immediately terminate.
(C)   All Stock Options and SARs held by a Participant or the Participant’s permitted transferees, if any, immediately prior to the cessation of the Participant’s Employment due to his or her death or by the Company due to his or her Permanent Disability, to the extent then exercisable, will remain exercisable for the lesser of (i) a period of twelve (12) months or (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 6(a)(4), and will thereupon immediately terminate.
(D)   All Stock Options and SARs (whether or not exercisable) held by a Participant or the Participant’s permitted transferees, if any, immediately prior to the cessation of the Participant’s Employment will immediately terminate upon such cessation of Employment if the termination is for Cause or occurs in circumstances that in the sole determination of the Administrator would have constituted grounds for the Participant’s Employment to be terminated for Cause.
(5)   Additional Restrictions.   The Administrator may cancel, rescind, withhold or otherwise limit or restrict any Award at any time if the Participant is not in compliance with all applicable provisions of the Award agreement and the Plan, or if the Participant breaches any agreement with the Company or its Affiliates with respect to non-competition, non-solicitation or confidentiality. Without limiting the generality of the foregoing, the Administrator may recover Awards made under the Plan and payments under or gain in respect of any Award in accordance with any applicable Company clawback or recoupment policy, as such policy may be amended and in effect from time to time, or as otherwise required by applicable law or applicable stock exchange listing standards, including, without limitation, Section 10D of the Securities Exchange Act of 1934, as amended.
(6)   Taxes.   The Company or any Affiliate shall have the authority and right to deduct or withhold or require a Participant to remit to the Company or any Affiliate, an amount sufficient to satisfy Tax-Related Items with respect to any taxable event concerning a Participant arising as a result of the Plan or to take such other action as may be necessary in the opinion of the Company or any Affiliate, as appropriate, to satisfy withholding obligations for the payment of Tax-Related Items, including but not limited to (i) withholding from the Participant’s wages or other cash compensation; (ii) withholding from the proceeds for the sale of shares of Stock underlying the Award either through a voluntary sale or a mandatory sale arranged by the Company on the Participant’s behalf; or (iii) in the Administrator’s sole discretion and in satisfaction of the foregoing requirement withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock ) having a fair market value equal to the sums required to be withheld. To avoid negative accounting treatment, the number of Shares which may be withheld with respect to the issuance, vesting, exercise or payment of any Award or which may be repurchased from the Participant of such Award in order to satisfy the Participant’s Tax-Related Items liabilities with respect to the issuance, vesting, exercise or payment of the Award may be limited to the number of shares of Stock which have a fair market value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the maximum applicable withholding rates. No Stock shall be delivered hereunder to any Participant or other person until the Participant or such other person has made arrangements acceptable to the Company for the satisfaction of the Tax-Related Items withholdings obligations with respect to any taxable event concerning the Participant or such other person arising as a result of the Plan in a manner consistent with Irish law.
(7)   Dividend Equivalents, Etc.   The Administrator may provide for the payment of amounts (on terms and subject to conditions established by the Administrator) in lieu of cash dividends or other cash distributions with respect to Stock subject to an Award whether or not the holder of such Award is otherwise entitled to share in the actual dividend or distribution in respect of such Award, except for Awards of Stock Options or SARs, for which such payments shall be prohibited. Any entitlement to dividend equivalents or similar entitlements will be established and administered either consistent with an exemption from, or in compliance with, the requirements of Section 409A. Dividends or dividend equivalent amounts payable in respect of Awards shall be subject to the identical time-based vesting and performance conditions as the underlying Award and cannot be paid unless and until all vesting and performance conditions of the underlying Award are met. Dividends or dividend equivalent amounts payable in respect of Awards that are subject to restrictions may be subject to such additional limits or restrictions as the Administrator may impose, consistent with the requirements of the Articles.
(8)   Rights Limited.   Nothing in the Plan will be construed as giving any person the right to continued employment or service with the Company or its Affiliates, or any rights as a stockholder except as to shares of Stock actually issued under the Plan. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of a termination of Employment for any reason, even if the termination is in violation of an obligation of the Company or any Affiliate to the Participant.

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APPENDIX B
(9)   Purchase Price.   At the time of the Award, the Administrator shall determine the price, if any, to be paid by the Participant for each share of Stock subject to the Award. The price to be paid by the Participant shall not be less than the nominal value of a share of Stock (or such higher amount required by applicable Irish law). The purchase price of shares of Stock acquired pursuant to the Award shall be paid or redeemed by a non-Irish incorporated Subsidiary on behalf of the Participant as designated by the Administrator or by the Participant through one or more of the following methods (a) in cash or (b) in any other form of legal consideration that may be acceptable to the Administrator in its discretion and in compliance with applicable Irish law.
(10)   Coordination with Other Plans.   Awards under the Plan may be granted in tandem with, or in satisfaction of or substitution for~~, other Awards under the Plan~~ or awards made under other compensatory plans or programs of the Company or its Affiliates. For example, but without limiting the generality of the foregoing, awards under other compensatory plans or programs of the Company or its Affiliates may be settled in Stock (including, without limitation, Unrestricted Stock) if the Administrator so determines, in which case the shares delivered will be treated as awarded under the Plan (and will reduce the number of shares thereafter available under the Plan in accordance with the rules set forth in Section 4). ~~In any case where an award is made under another plan or program of the Company or its Affiliates and such award is intended to qualify for the performance-based compensation exception under Section 162(m), and such award is settled by the delivery of Stock or another Award under the Plan, the applicable Section 162(m) limitations under both the other plan or program and under the Plan will be applied to the Plan as necessary (as determined by the Administrator) to preserve the availability of the Section 162(m) performance-based compensation exception with respect thereto.~~
~~(11)   Section 162(m).   In the case of any Performance Award (other than a Stock Option or SAR) intended to qualify for the performance-based compensation exception under Section 162(m), the Administrator will establish the applicable Performance Criterion or Criteria in writing no later than ninety (90) days after the commencement of the period of service to which the performance relates (or at such earlier time as is required to qualify the Award as performance-based under Section 162(m)) and, prior to the event or occurrence (grant, vesting or payment, as the case may be) that is conditioned on the attainment of such Performance Criterion or Criteria, will certify whether it or they have been attained. The preceding sentence will not apply to an Award eligible (as determined by the Administrator) for exemption from the limitations of Section 162(m) by reason of the post-initial public offering transition relief in Section 1.162-27(f) of the Treasury Regulations.~~
(11)   Section 409A.   Each Award will contain such terms as the Administrator determines, and will be construed and administered, such that the Award either qualifies for an exemption from the requirements of Section 409A or satisfies such requirements.
(12)   Fair Market Value.   In determining the fair market value of any share of Stock under the Plan, the Administrator will make the determination in good faith, and consistent with the rules of Section 422 and Section 409A when applicable.
(b)
Stock Options and SARs.

(1)   Time And Manner Of Exercise.   Unless the Administrator expressly provides otherwise, no Stock Option or SAR will be deemed to have been exercised until the Administrator receives a notice of exercise (in form acceptable to the Administrator), which may be an electronic notice, signed (including electronic signature in form acceptable to the Administrator) by the appropriate person and accompanied by any payment required under the Award. A Stock Option or SAR exercised by any person other than the Participant will not be deemed to have been exercised until the Administrator has received such evidence as it may require that the person exercising the Award has the right to do so. The Administrator may impose conditions on the exercisability of Awards, including limitations on the time periods during which Awards may be exercised or settled.
(2)   Exercise Price.   The exercise price (or the base value from which appreciation is to be measured) of each Award requiring exercise will be no less than the higher of (a) the nominal value of the Stock subject to the Award and (b) 100% (or in the case of an ISO granted to a ten-percent shareholder within the meaning of subsection (b)(6) of Section 422, 110%) of the fair market value of the Stock subject to the Award, determined as of the date of grant, or such higher amount as the Administrator may determine in connection with the grant.
(3)   No Repricing.   Except in connection with a corporate transaction involving the Company (which term shall include, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares) or as otherwise contemplated by Section 7 of the Plan, the terms of outstanding Stock Options or SARs, ~~or any substitution of such Awards under Section 6(a)(10),~~ as applicable, may not be amended to reduce the exercise prices of such Stock Options or the base values from which appreciation under such SARs are to be measured other than in accordance with the stockholder approval requirements of the New York Stock Exchange. Unless otherwise submitted to and approved by the Company’s shareholders, any substitution or buyout of Stock Options or SARs for cash, as applicable, shall be prohibited when the exercise price for such Stock Option is below the current fair market value or when the base value from which appreciation under such SARs are to be measured is below the current fair market value.

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APPENDIX B
(4)   Payment Of Exercise Price.   Where the exercise of an Award is to be accompanied by payment, payment of the exercise price will be by cash or check acceptable to the Administrator or by such other legally permissible means, if any, as may be acceptable to the Administrator.
(5)   Maximum Term.   Stock Options and SARs will have a maximum term not to exceed ten (10) years from the date of grant (or five (5) years from the date of grant in the case of an ISO granted to a ten-percent shareholder described in Section 6(b)(2) above); provided, however, that, if a Participant still holding an outstanding but unexercised NSO or SAR ten (10) years from the date of grant (or, in the case of an NSO or SAR with a maximum term of less than ten (10) years, such maximum term) is prohibited by applicable law or a written policy of the Company applicable to similarly situated employees from engaging in any open-market sales of Stock, and if at such time the Stock is publicly traded (as determined by the Administrator), the maximum term of such Award will instead be deemed to expire on the thirtieth (30th) day following the date the Participant is no longer prohibited from engaging in such open market sales.
7.
EFFECT OF CERTAIN TRANSACTIONS

(a)   Mergers, etc.   Except as otherwise provided in an Award agreement, the following provisions will apply in the event of a Covered Transaction:
(1)   Assumption or Substitution.   If the Covered Transaction is one in which there is an acquiring or surviving entity, the Administrator may (but, for the avoidance of doubt, need not) provide (i) for the assumption or continuation of some or all outstanding Awards or any portion thereof or (ii) for the grant of new awards in substitution therefor by the acquiror or survivor or an affiliate of the acquiror or survivor.
(2)   Cash-Out of Awards.   Subject to Section 7(a)(5) below the Administrator may (but, for the avoidance of doubt, need not) provide for payment (a “cash-out”), with respect to some or all Awards or any portion thereof, equal in the case of each affected Award or portion thereof to the excess, if any, of (A) the fair market value of one share of Stock (as determined by the Administrator in its reasonable discretion) times the number of shares of Stock subject to the Award or such portion, over (B) the aggregate exercise or purchase price, if any, under the Award or such portion (in the case of an SAR, the aggregate base value above which appreciation is measured), in each case on such payment terms (which need not be the same as the terms of payment to holders of Stock) and other terms, and subject to such conditions, as the Administrator determines; it being understood that if the exercise or purchase price (or base value) of an Award is equal to or greater than the fair market value of one share of Stock, the Award may be cancelled with no payment due hereunder.
(3)   Acceleration of Certain Awards.   Subject to Section 7(a)(5) below, the Administrator may (but, for the avoidance of doubt, need not) provide that any Award requiring exercise will become exercisable, in full or in part and/or that the delivery of any shares of Stock remaining deliverable under any outstanding Award of Stock Units (including Restricted Stock Units and Performance Awards to the extent consisting of Stock Units) will be accelerated in full or in part, in each case on a basis that gives the holder of the Award a reasonable opportunity, as determined by the Administrator, following exercise of the Award or the delivery of the shares, as the case may be, to participate as a stockholder in the Covered Transaction.
(4)   Termination of Awards Upon Consummation of Covered Transaction.   Except as the Administrator may otherwise determine in any case, each Award will automatically terminate (and in the case of outstanding shares of Restricted Stock, will automatically be forfeited) upon consummation of the Covered Transaction, other than Awards assumed pursuant to Section 7(a)(1) above.
(5)   Additional Limitations.   Any share of Stock and any cash or other property delivered pursuant to Section 7(a)(2) or Section 7(a)(3) above with respect to an Award may, in the discretion of the Administrator, contain such restrictions, if any, as the Administrator deems appropriate to reflect any performance or other vesting conditions to which the Award was subject and that did not lapse (and were not satisfied) in connection with the Covered Transaction. For purposes of the immediately preceding sentence, a cash-out under Section 7(a)(2) above or acceleration under Section 7(a)(3) above will not, in and of itself, be treated as the lapsing (or satisfaction) of a performance or other vesting condition. In the case of Restricted Stock that does not vest and is not forfeited in connection with the Covered Transaction, the Administrator may require that any amounts delivered, exchanged or otherwise paid in respect of such Stock in connection with the Covered Transaction be placed in escrow or otherwise made subject to such restrictions as the Administrator deems appropriate to carry out the intent of the Plan.
(b)
Changes in and Distributions With Respect to Stock.

(1)   Basic Adjustment Provisions.   In the event of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in the Company’s capital structure that constitutes an equity restructuring within the meaning of FASB ASC 718, the Administrator will make appropriate adjustments to the maximum number of shares of Stock that may be delivered under the Plan, to the maximum number of shares of Stock that may be delivered in satisfaction of ISOs under the Plan, and to the maximum share limits described in Section 4(c) and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any exercise or purchase prices (or base values) relating to Awards and any other provision of Awards affected by such change.

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APPENDIX B
(2)   Certain Other Adjustments.   The Administrator may also make adjustments of the type described in Section 7(b)(1) above to take into account distributions to stockholders other than those provided for in Section 7(a) and 7(b)(1), or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Plan, having due regard for the qualification of ISOs under Section 422, and the requirements of Section 409A~~, and for the performance-based compensation rules of Section 162(m) where applicable~~.
(3)   Continuing Application of Plan Terms.   References in the Plan to shares of Stock will be construed to include any stock or securities resulting from an adjustment pursuant to this Section 7.
8.
LEGAL CONDITIONS ON DELIVERY OF STOCK

The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove any restriction from shares of Stock previously delivered under the Plan until: (i) the Company is satisfied that all legal matters in connection with the issuance and delivery of such shares have been addressed and resolved; (ii) if the outstanding Stock is at the time of delivery listed on any stock exchange or national market system, the shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the Award have been satisfied or waived. The Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of the Securities Act of 1933, as amended, or any applicable state or non-U.S. securities law. Any Stock required to be issued to Participants under the Plan will be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration or delivery of stock certificates. In the event that the Administrator determines that Stock certificates will be issued to Participants under the Plan, the Administrator may require that certificates evidencing Stock issued under the Plan bear an appropriate legend reflecting any restriction on transfer applicable to such Stock, and the Company may hold the certificates pending lapse of the applicable restrictions.
9.
AMENDMENT AND TERMINATION

The Administrator may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, and may at any time terminate the Plan as to any future grants of Awards; provided, that, except as otherwise expressly provided in the Plan, the Administrator may not, without the Participant’s consent, alter the terms of an Award so as to affect materially and adversely the Participant’s rights under the Award, unless the Administrator expressly reserved the right to do so at the time the Award was granted. Any amendments to the Plan will be conditioned upon stockholder approval only to the extent, if any, such approval is required by law (including the Code and applicable stock exchange requirements), as determined by the Administrator.
10.
OTHER COMPENSATION ARRANGEMENTS

The existence of the Plan or the grant of any Award will not in any way affect the Company’s right to award a person bonuses or other compensation in addition to Awards under the Plan.
11.
MISCELLANEOUS

(a)   Waiver of Jury Trial.   By accepting an Award under the Plan, each Participant waives any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan and any Award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees that any such action, proceedings or counterclaim will be tried before a court and not before a jury. By accepting an Award under the Plan, each Participant certifies that no officer, representative, or attorney of the Company has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waivers. Notwithstanding anything to the contrary in the Plan, nothing herein is to be construed as limiting the ability of the Company and a Participant to agree to submit disputes arising under the terms of the Plan or any Award made hereunder to binding arbitration or as limiting the ability of the Company to require any eligible individual to agree to submit such disputes to binding arbitration as a condition of receiving an Award hereunder.
(b)   Limitation of Liability.   Notwithstanding anything to the contrary in the Plan, neither the Company, nor any Affiliate, nor the Administrator, nor any person acting on behalf of the Company, any Affiliate, or the Administrator, will be liable to any Participant or to the estate or beneficiary of any Participant or to any other holder of an Award by reason of any acceleration of income, or any additional tax (including any interest and penalties), asserted by reason of the failure of an Award to satisfy the requirements of Section 422 or Section 409A or by reason of Section 4999 of the Code, or otherwise asserted with respect to the Award.
12.
MISCELLANEOUS ESTABLISHMENT OF SUB-PLANS

The Administrator may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, or other regulatory or tax laws of various jurisdictions. The Administrator will establish such sub-plans by adopting supplements to the Plan setting forth (i) such limitations on the Administrator’s discretion under the Plan as it deems necessary or desirable and (ii) such additional terms and conditions not otherwise inconsistent with the Plan as it deems necessary or desirable. All supplements so established will be deemed to be part of the Plan, but each supplement will apply only to Participants within the affected jurisdiction (as determined by the Administrator).

2022 Proxy Statement      B-6

APPENDIX B
13.
GOVERNING LAW

(a)   Certain Requirements of Corporate Law.   Awards will be granted and administered consistent with the requirements of applicable law of Ireland relating to the issuance of stock and the consideration to be received therefor, and with the applicable requirements of the stock exchanges or other trading systems on which the Stock is listed or entered for trading, in each case as determined by the Administrator.
(b)   Other Matters.   Except as otherwise provided by the express terms of an Award agreement, under a sub-plan described in Section 12 or as provided in Section 13(a) above, the provisions of the Plan and of Awards under the Plan and all claims or disputes arising out of or based upon the Plan or any Award under the Plan or relating to the subject matter hereof or thereof will be governed by and construed in accordance with the domestic substantive laws of the State of Pennsylvania without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.
(c)   Jurisdiction.   By accepting an Award, each Participant will be deemed to (a) have submitted irrevocably and unconditionally to the jurisdiction of the federal and state courts located within the geographic boundaries of the United States District Court for the District of Pennsylvania for the purpose of any suit, action or other proceeding arising out of or based upon the Plan or any Award; (b) agree not to commence any suit, action or other proceeding arising out of or based upon the Plan or an Award, except in the federal and state courts located within the geographic boundaries of the United States District Court for the District of Pennsylvania; and (c) waive, and agree not to assert, by way of motion as a defense or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the Plan or an Award or the subject matter thereof may not be enforced in or by such court.

B-7       2022 Proxy Statement

APPENDIX B
Exhibit A
Definition of Terms
The following terms, when used in the Plan, will have the meanings and be subject to the provisions set forth below:
“Administrator”: The Compensation Committee, except that the Compensation Committee may delegate (i) to one or more of its members (or one or more other members of the Board (including the full Board)) such of its duties, powers and responsibilities as it may determine; (ii) to one or more officers of the Company the power to grant Awards to the extent permitted by applicable law; and (iii) to such Employees or other persons as it determines such ministerial tasks as it deems appropriate. In the event of any delegation described in the preceding sentence, the term “Administrator” will include the person or persons so delegated to the extent of such delegation.
“Affiliate”: Any corporation or other entity that stands in a relationship to the Company that would result in the Company and such corporation or other entity being treated as one employer under Section 414(b) and Section 414(c) of the Code, provided that, for purposes of determining treatment as a single employer under Section 414(b) and Section 414(c) of the Code, “50%” shall replace “80%” in the applicable stock ownership requirements under such sections of the Code and the regulations thereunder.
“Articles”: The articles of association of the Company.
“Award”: Any or a combination of the following:
(i)   Stock Options.
(ii)   SARs.
(iii)   Restricted Stock.
(iv)   Unrestricted Stock.
(v)   Stock Units, including Restricted Stock Units.
(vi)   Performance Awards.
(vii)   Cash Awards.
(viii)   Awards (other than Awards described in (i) through (vii) above) that are convertible into or otherwise based on Stock.
“Board”: The Board of Directors of the Company.
“Cash Award”: An Award denominated in cash.
“Cause”: In the case of any Participant who is party to an employment or severance-benefit agreement that contains a definition of “Cause,” the definition set forth in such agreement will apply with respect to such Participant under the Plan for so long as such agreement is in effect. In the case of any other Participant, “Cause” will mean, as determined by the Administrator in its reasonable judgment, (i) a substantial failure of the Participant to perform the Participant’s duties and responsibilities to the Company or subsidiaries or substantial negligence in the performance of such duties and responsibilities; (ii) the commission by the Participant of a felony or a crime involving moral turpitude; (iii) the commission by the Participant of theft, fraud, embezzlement, material breach of trust or any material act of dishonesty involving the Company or any of its subsidiaries; (iv) a significant violation by the Participant of the code of conduct of the Company or its subsidiaries or of any material policy of the Company or its subsidiaries, or of any statutory or common law duty of loyalty to the Company or its subsidiaries; (v) material breach of any of the terms of the Plan or any Award made under the Plan, or of the terms of any other agreement between the Company or subsidiaries and the Participant; or (vi) other conduct by the Participant that could reasonably be expected to be harmful to the business, interests or reputation of the Company.
“Code”: The U.S. Internal Revenue Code of 1986 as from time to time amended and in effect, or any successor statute as from time to time in effect.
“Compensation Committee”: The Compensation Committee of the Board.
“Company”: Trinseo PLC, a company incorporated in Ireland or, where the context requires, with respect to periods prior to the Effective Time, Trinseo S.A.
“Covered Transaction”: Any of (i) a consolidation, merger, or similar transaction or series of related transactions, including a sale or other disposition of stock, in which the Company is not the surviving corporation or that results in the acquisition of all or substantially all of the Company’s then outstanding ordinary shares by a single person or entity or by a group of persons and/or entities acting in concert, (ii) a sale or transfer of all or substantially all the Company’s assets, or (iii) a dissolution or liquidation of the Company. Where a Covered Transaction involves a tender offer that is reasonably expected to be followed by a merger described in clause (i) (as determined by the Administrator), the Covered Transaction will be deemed to have occurred upon consummation of the tender offer.
“Date of Adoption”: The earlier of the dates (both prior to the Effective Time) that the Plan was approved by the Company’s shareholders or adopted by the Board, as determined by the Compensation Committee.

2022 Proxy Statement      B-8

APPENDIX B
“Director”: A member of the Board.
“Employee”: Any person who is employed by the Company or an Affiliate.
“Employment”: A Participant’s employment or other service relationship with the Company and its Affiliates. Employment will be deemed to continue, unless the Administrator expressly provides otherwise, so long as the Participant is employed by, or otherwise is providing services in a capacity described in Section 5 to the Company or an Affiliate. If a Participant’s employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, the Participant’s Employment will be deemed to have terminated when the entity ceases to be an Affiliate unless the Participant transfers Employment to the Company or its remaining Affiliates. Notwithstanding the foregoing and the definition of “Affiliate” above, in construing the provisions of any Award relating to the payment of “nonqualified deferred compensation” (subject to Section 409A) upon a termination or cessation of Employment, references to termination or cessation of employment, separation from service, retirement or similar or correlative terms will be construed to require a “separation from service” (as that term is defined in Section 1.409A- 1(h) of the U.S. Treasury Regulations, after giving effect to the presumptions contained therein) from the Company and from all other corporations and trades or businesses, if any, that would be treated as a single “service recipient” with the Company under Section 1.409A-1(h)(3) of the U.S. Treasury Regulations. The Company may, but need not, elect in writing, subject to the applicable limitations under Section 409A, any of the special elective rules prescribed in Section 1.409A- 1(h) of the U.S. Treasury Regulations for purposes of determining whether a “separation from service” has occurred. Any such written election will be deemed a part of the Plan.
“ISO”: A Stock Option intended to be an “incentive stock option” within the meaning of Section 422. Each Stock Option granted pursuant to the Plan will be treated as providing by its terms that it is to be an NSO unless, as of the date of grant, it is expressly designated as an ISO.
“NSO”: A Stock Option that is not intended to be an “incentive stock option” within the meaning of Section 422.
“Participant”: A person who is granted an Award under the Plan or any sub-plan.
“Performance Award”: An Award subject to Performance Criteria. ~~The Administrator in its discretion may grant Performance Awards that are intended to qualify for the performance-based compensation exception under Section 162(m) and Performance Awards that are not intended so to qualify.~~
“Performance Criteria”: Specified criteria, other than the mere continuation of Employment or the mere passage of time, the satisfaction of which is a condition for the grant, exercisability, vesting or full enjoyment of an Award. ~~For purposes of Awards that are intended to qualify for the performance-based compensation exception under Section 162(m), a~~A Performance Criterion will mean an objectively determinable measure or measures of performance relating to any or any combination of the following (measured either absolutely or by reference to an index or indices and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, amortization or equity expense, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital, capital employed or assets; one or more operating ratios; operating income or profit, including on an after-tax basis; net income; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures, strategic alliances, licenses or collaborations; spin-offs, split-ups and the like; reorganizations; recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings; manufacturing or process development; or environmental health and/or safety metrics. A Performance Criterion and any targets with respect thereto determined by the Administrator need not be based upon an increase, a positive or improved result or avoidance of loss. ~~To the extent consistent with the requirements for satisfying the performance-based compensation exception under Section 162(m), t~~The Administrator may provide, by the deadline that otherwise applies to the establishment of the terms of any Award intended to qualify for such exception, that one or more of the Performance Criteria applicable to such Award will be adjusted in an objectively determinable manner to reflect events (for example, the impact of charges for restructurings, discontinued operations, mergers, acquisitions, extraordinary items, and other unusual or non- recurring items, and the cumulative effects of tax or accounting changes, each as defined by U.S. or international generally accepted accounting principles) occurring during the performance period that affect the applicable Performance Criterion or Criteria.
“Permanent Disability”: In the case of any Participant who is party to an employment or severance-benefit agreement that contains a definition of “Permanent Disability” (or similar term), the definition set forth in such agreement will apply with respect to such Participant under the Plan for so long as such agreement is in effect. In the case of any other Participant, “Permanent Disability” shall mean a disability that would entitle a Participant to long-term disability benefits under the Company’s long-term disability plan to which the Participant participates. Notwithstanding the foregoing, however, in the case of any Award that is subject to Section 409A and is payable upon a Participant’s Permanent Disability, the Participant shall be treated as having a Permanent Disability only if the Participant’s condition also satisfies the definition of “disability” in Treasury Regulation 1.409A-3(i)(4).
“Restricted Stock”: Stock subject to restrictions requiring that it be redelivered or offered for sale to the Company if specified conditions are not satisfied.
“Restricted Stock Unit”: A Stock Unit that is, or as to which the delivery of Stock or cash in lieu of Stock is, subject to the satisfaction of specified performance or other vesting conditions.

B-9       2022 Proxy Statement

APPENDIX B
“SAR”: A right entitling the holder upon exercise to receive an amount (payable in cash or in shares of Stock of equivalent value) equal to the excess of the fair market value of the shares of Stock subject to the right over the base value from which appreciation under the SAR is to be measured.
~~“Section 162(m)”: Section 162(m) of the Code.~~
“Section 409A”: Section 409A of the Code.
“Section 422”: Section 422 of the Code.
“Stock”: Ordinary shares of the Company, nominal value $0.01 per share and “stockholder” shall be interpreted accordingly where referring to holders of Stock in the Company.
“Stock Option”: An option entitling the holder to acquire shares of Stock upon payment of the exercise price.
“Stock Unit”: An unfunded and unsecured promise, denominated in shares of Stock, to deliver Stock or cash measured by the value of Stock in the future.
“Tax-Related Items” means (i) federal, state, and local taxes and taxes imposed by any jurisdiction (including but not limited to, income tax, social security or insurance contributions, payroll tax, fringe benefits tax, payment on account, employment tax obligations, stamp taxes, and any other taxes that may be due) required by law to be withheld and (ii) any employer tax liability shifted to a Participant.
“Unrestricted Stock”: Stock not subject to any restrictions under the terms of the Award.

2022 Proxy Statement      B-10

APPENDIX B
TRINSEO PLC
NON-EMPLOYEE EQUITY INCENTIVE PLAN
(THE “NON-EMPLOYEE PLAN”)
Section 1. Introduction.
(a)
The Non-Employee Plan is a sub-plan of the Trinseo PLC Amended & Restated 2014 Omnibus Incentive Plan (the “Plan”) and permits the grant of Awards to non-employee directors, consultants and vendors of the Company or Affiliate who are not employees (as at the time of the relevant grant) of any such company (each, a “Participant”).

(b)
For the avoidance of doubt, the Non-Employee Plan (i) shall not prejudice the status of the Plan as an employees’ share scheme within the meaning of section 64 of the Companies Act 2014 and (ii) operates separately from the Plan.

Section 2. Definitions and Interpretation
(a)
In the Non-Employee Plan, words and expressions used in the Plan shall, unless otherwise specified below, apply in relation to Awards granted under the Non-Employee Plan.

(b)
Except as modified in the Non-Employee Plan, all the provisions of the Plan relevant to Awards shall be incorporated into the Non-Employee Plan as if fully set out herein so as to be part of the Non-Employee Plan.

(c)
These rules of the Non-Employee Plan take precedence if there is any inconsistency between them and the rules of the Plan.

(d)
In these rules of the Non-Employee Plan, whenever the terms “Employee” or “Employment” are otherwise used in the context of matters following the grant of an Award, they shall be construed in the context of that person being a non-employee director, consultant or vendor, and termination of Employment means the Participant ceasing to be a non-employee director, consultant or vendor of the Company or an Affiliate; provided that, for avoidance of doubt, a Termination of Service will be deemed to occur if an Affiliate of which the Participant is a consultant or vendor ceases to be an Affiliate, unless they remain a consultant or vendor of the Company or another Affiliate.

B-11       2022 Proxy Statement

TRINSEO PLC RIVERSIDE ONESIR JOHN ROGERSON'S QUAY DUBLIN 2DUBLIN, D02 X576 IRELAND SCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on Sunday, June 12, 2022. Follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on Sunday, June 12, 2022. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.SHAREHOLDER MEETING REGISTRATIONTo vote and/or attend the meeting, go to the “Register for Meeting” link at www.proxyvote.com. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D80060-P70204 KEEP THIS PORTION FOR YOUR RECORDS TRINSEO PLC THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR proposals 1-8.1. To elect, by separate resolutions, thirteen (13) directors specifically named in the proxy statement, each to serve for a term of one year expiring at the close of the 2023 Annual General Meeting;Nominees: For Against Abstain 1a.1b.K’Lynne JohnsonJoseph Alvarado!!!!!!1l.Henri SteinmetzFor!Against!Abstain!1c.Frank A. Bozich!!!1m.Mark Tomkins!!!1d.Victoria Brifo!!!2.To approve, on an advisory basis, the compensation paid by the Company to its named executive officers.!!!1e.1f.Jeffrey CotePierre-Marie De Leener!!!!!!3.To ratify, by non-binding advisory vote, the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 and to authorize, by binding vote, the Audit Committee of the Board to set its auditors’ remuneration.4.To approve a proposal to grant the Board authority to issue shares under Irish law.!!!!!!1g.1h.Jeanmarie DesmondMatthew Farrell!!!!!!5.To approve a proposal to grant the Board authority to opt out of statutory pre-emption rights, with respect to up to 10% of issued ordinary share capital, under Irish law.6.To approve amendments to our Constitution to remove the existing authorized class of preferred shares.!!!!!!1i.Sandra Beach Lin!!!7.To set the price range for the Company’s re-issuance of treasury shares, as described in the Company’s proxy statement.!!!1j.Philip Martens!!!8.To approve an amendment and restatement of the Company’s Omnibus Incentive Plan.!!!1k.Donald Misheff!!!NOTE: Such other business as may properly come before the meeting or any adjournment thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:The Notice and Proxy Statement and Annual Report is/are available at www.proxyvote.com.D80061-P70204TRINSEO PLCAnnual General Meeting of Shareholders June 14, 2022 12:00 P.M., I.S.T.This proxy is solicited by the Board of DirectorsThe shareholder(s) hereby appoint(s) Frank Bozich, David Stasse and Angelo Chaclas, or each of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the Ordinary Shares of TRINSEO PLC that the shareholder(s) is/are entitled to vote at the Annual General Meeting of Shareholders to be held at 12:00 P.M., I.S.T. on June 14, 2022, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side